UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )

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Cboe Global Markets, Inc.
(Name of Registrant as Specified In Its Charter)

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2025
Notice of Annual Meeting of Stockholders
and Proxy Statement

April 3, 2025
Dear Cboe Stockholder:
We cordially invite you to attend the 2025 Annual Meeting of Stockholders (the "Annual Meeting") of Cboe
Global Markets, Inc. to be held on Tuesday, May 6, 2025, at 8:00 a.m., Central time.
The Annual Meeting will be a completely virtual meeting of stockholders and there will be no physical meeting location. You will be able to attend the Annual Meeting, vote your shares and submit questions during the meeting via live audio webcast by visiting www.virtualshareholdermeeting.com/CBOE2025 and entering the 16-
digit control number included in your proxy materials or on your proxy card. The live audio webcast of the
Annual Meeting will also be available for listening to the general public.
At the Annual Meeting, you will be asked to do the following:
Elect 12 directors to the Board of Directors to hold office until the next Annual Meeting of Stockholders or until their respective successors have been elected and qualified;
Approve, in a non-binding resolution, the compensation paid to our executive officers;
Ratify the appointment of KPMG LLP as our independent registered public accounting firm for the 2025 fiscal year;
Approve the Third Amended and Restated Cboe Global Markets, Inc. Long-Term Incentive Plan to,
among other things, increase the share reserve by 3,000,000 shares and extend the term of the plan;
Consider one stockholder proposal, if properly presented at the Annual Meeting; and
Transact any other business that may properly come before the meeting and any adjournments and postponements of the meeting.
Enclosed with this letter are a formal notice of the Annual Meeting, a proxy statement, and a form of proxy.
Please carefully review the form of proxy that you receive to confirm that it reflects all of your shares of our stock. If you hold stock in different accounts, you may need to complete multiple proxy cards to vote all of your shares.
Whether or not you plan to attend the Annual Meeting via live audio webcast, it is important that your shares be represented and voted. Please submit your proxy by Internet or telephone, or complete, sign, date and return the enclosed proxy using the enclosed postage-paid envelope. The enclosed proxy, when returned properly executed, will be voted in the manner directed in the proxy.
We hope that you will participate in the Annual Meeting, either via live audio webcast or by proxy.

Sincerely,

William M. Farrow, III Chairman

CBOE GLOBAL MARKETS, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
The 2025 Annual Meeting of Stockholders (the "Annual Meeting") of Cboe Global Markets, Inc. will be held on
Tuesday, May 6, 2025, at 8:00 a.m., Central time.
The Annual Meeting will be a completely virtual meeting of stockholders. You will be able to attend the Annual
Meeting, vote your shares and submit questions during the meeting via live audio webcast by visiting
www.virtualshareholdermeeting.com/CBOE2025 and entering the 16-digit control number included in your proxy materials or on your proxy card. Online check-in to the Annual Meeting live audio webcast will begin at 7:45
a.m., Central time, and you are encouraged to allow ample time to log in to the meeting webcast and test your computer audio system. There will be no physical meeting location.
The purpose of the Annual meeting is to:
1.Consider and act upon a proposal to elect 12 directors named in the proxy statement to the Board of
Directors to hold office until the next Annual Meeting of Stockholders or until their respective successors have been elected and qualified;
2.Consider and act upon a non-binding resolution to approve the compensation paid to our executive officers;
3.Consider and act upon the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the 2025 fiscal year;
4.Consider and act upon a proposal to approve the Third Amended and Restated Cboe Global Markets,
Inc. Long-Term Incentive Plan to, among other things, increase the share reserve by 3,000,000 shares and extend the term of the plan;
5.Consider one stockholder proposal, if properly presented at the Annual Meeting; and
6.Transact any other business that may properly come before the meeting and any adjournments or postponements of the meeting.
You are entitled to vote online during the Annual Meeting and any adjournments or postponements of the meeting if you were a stockholder of record at the close of business on March 18, 2025. A list of stockholders of record will be open for examination by any stockholder for any purpose germane to the Annual Meeting for a period of 10 days prior to the Annual Meeting at our principal executive offices at 433 West Van Buren Street,
Chicago, Illinois 60607.
Your vote is important. Whether or not you plan to attend, please vote as soon as possible. For additional details, please see the information under "How do I vote?" in the proxy statement.

Internet Before the Meeting Go to www.proxyvote.com	Internet During the Meeting Go to www.virtualshareholdermeeting .com/CBOE2025	Telephone Call toll free 1-800-690-6903	Mail Complete, sign, date and return the enclosed proxy using the enclosed postage-paid envelope
By Order of the Board of Directors,

April 3, 2025		Patrick Sexton Corporate Secretary
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 6, 2025:
Notice of Annual Meeting and Proxy Statement are on our Investor Relations website at http://ir.Cboe.com.

We are furnishing this Proxy Statement to you in connection with a solicitation of proxies by the Board of
Directors of Cboe Global Markets, Inc., a Delaware corporation, for use at the Cboe Global Markets, Inc. 2025
Annual Meeting of Stockholders on Tuesday, May 6, 2025 at 8:00 a.m., Central time, and at any adjournments or postponements thereof. The approximate date on which this Proxy Statement and the accompanying form of proxy are first being sent to stockholders is April 3, 2025.
Except as otherwise indicated, the terms "the Company", "Cboe Global Markets", "we", "us", and "our" refer to
Cboe Global Markets, Inc. When we use the term "Cboe Options" or "C1" we are referring to Cboe Exchange,
Inc., a wholly owned subsidiary and predecessor entity of Cboe Global Markets.

Note About Forward-Looking Statements
This Proxy Statement contains historical and forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995 that involve a number of risks and uncertainties. You can identify these statements by forward-looking words such as "may", "might", "should", "expect", "plan", "anticipate", "believe",
"estimate", "predict", "potential", or "continue", and the negative of these terms and other comparable terminology. All statements that reflect our expectations, assumptions or projections about the future other than statements of historical fact are forward-looking statements. These forward-looking statements, which are subject to known and unknown risks, uncertainties and assumptions about us, may include projections of our future financial performance based on our growth strategies and anticipated trends in our business. These statements are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from those expressed or implied by the forward-looking statements. In particular, you should consider the risks and uncertainties described in Part 1 of our Annual Report on Form 10-K for the fiscal year ended
December 31, 2024 under Item 1A., "Risk Factors", and our other filings with the SEC. While we believe we have identified material risks, these risks and uncertainties are not exhaustive. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible to predict all risks and uncertainties, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

Cboe Global Markets 2025 Proxy Statement	1

PROXY STATEMENT SUMMARY
This summary highlights information contained elsewhere in this Proxy Statement for the Cboe Global Markets,
Inc. 2025 Annual Meeting of Stockholders (the "Annual Meeting"). It does not contain all of the information that you should consider in voting your shares of our common stock. Before voting, you should carefully read this entire Proxy Statement, as well as our 2024 Annual Report to Stockholders included in this mailing, which includes a copy of our Annual Report on Form 10-K for the year ended December 31, 2024.

Annual Meeting Date:	May 6, 2025
Annual Meeting Time:	8:00 a.m. (Central time)
Virtual Meeting Website Address:	www.virtualshareholdermeeting.com/CBOE2025
Record Date:	March 18, 2025
Stockholder Actions and Board of Directors Voting Recommendations

Proposal	Board Voting Recommendation	Page Reference
1 - Elect 12 directors to the Board of Directors	FOR	5
2 - Approve, in a non-binding resolution, the compensation paid to our executive officers	FOR	29
3 - Ratify the appointment of KPMG LLP ("KPMG") as our independent registered public accounting firm for the 2025 fiscal year	FOR	77
4 - Approve the Third Amended and Restated Cboe Global Markets, Inc. Long-Term Incentive Plan to, among other things, increase the share reserve by 3,000,000 shares and extend the term of the plan	FOR	79
5 - Stockholder proposal regarding political spending	AGAINST	88
Business Highlights
Achieved record options volume activity levels
Launched new products and added new indices
Expanded collaborations with key strategic partners
Cboe Clear Europe launched Securities Financing
Transactions clearing service
Expanded geographic footprint with a minority ownership
stake in Japannext, the largest proprietary trading system
("PTS") in Japan
Reallocated resources to core competencies and wound
down Cboe Digital spot trading business
For more highlights, see "Executive Compensation—
Compensation Discussion and Analysis"

2	Cboe Global Markets 2025 Proxy Statement

Returns to Stockholders
Cboe Global Markets and its Board of Directors ("Board") have demonstrated an ongoing commitment to creating long-term stockholder value and produced the following notable returns to stockholders in 2024.
Total Stockholder Return (2)
________________________________________________
(1)$ in millions. Numbers may not foot due to rounding.
(2)As of December 31, 2024. Includes reinvestment of all dividends.

Cboe Global Markets 2025 Proxy Statement	3

Director Nominee Highlights
The nominees for our Board exhibit an effective mix of qualifications, experiences, and tenure. For additional information, see "Corporate Governance—Proposal 1—Election of Directors".

Qualifications and Experiences
13
10
8
5
3
0
Strategy
Management
Markets, Clearing, and Products
Government Relations and Regulatory
Corporate Governance
International
Risk Management
Technology
Fresh Perspective
Number of Director Nominees

100%
100%
100%
50%
75%
67%
75%
33%
42%
9 years average tenure
33%
25%
42%

4	Cboe Global Markets 2025 Proxy Statement

Corporate Governance Highlights
We are committed to good corporate governance, which promotes the long-term interests of stockholders by providing for effective oversight and management of the Company. The following are highlights of our corporate governance framework. For additional information, see "Corporate Governance".

11 of the 12 Nominees are Independent;	Split Chairman and CEO roles;
Directors are Elected Annually;	Majority Voting Standard in Director Elections;
Majority Voting Standard for Bylaw and Charter Amendments;	Risk Oversight by Board and Committees, including a Risk Committee;
Independent Audit, Compensation, and Nominating and Governance Committees;	Human Capital and Succession Oversight by Board and Compensation Committee;
Stockholders can call special meetings;	Executive Sessions of Board and Committees; and
Robust Annual Board and Committees Self- Evaluation process;	Anti-Hedging, Anti-Pledging, and Clawback Policies for Executive Officers.
Proxy Access Bylaw Provision for Director Nominations;
Stockholder Engagement Highlights
We are committed to fostering long-term and institution-wide relationships with stockholders and maintaining their trust and goodwill. Through a variety of engagement activities, our discussions with stockholders cover a variety of topics, including our performance, strategy, and executive compensation. See also "Corporate
Governance—Stockholder Engagement".
Executive Compensation Highlights
The design of our executive compensation program, including compensation practices and independent oversight, is intended to align management's interests with those of our stockholders. The following are highlights of our 2024 executive compensation program. See also "Executive Compensation".
Annual cash incentives were based on corporate performance (weighted 70%), individual performance
(weighted 20%), and diversity, equity, and inclusion ("DEI") performance (weighted 10%);
Long-term incentives in the form of equity awards, other than special one-time grants to Messrs.
Howson, Isaacson, and Sexton and Ms. Griebenow and the 2023-2024 CEO appointment grant to Mr.
Tomczyk, were comprised of 50% time-based restricted stock units ("RSUs") and 50% performance-
based RSUs ("PSUs");
Performance-based compensation with limits on all incentive award payouts;
No excessive perquisites;
Mandatory and supplemental clawback policies for cash incentives and equity awards; and
Mandatory stock ownership and holding guidelines.
Additional Information
Please see the information under "Other Items" for important information about this Proxy Statement, voting, the
Annual Meeting, Cboe Global Markets documents available to stockholders, communications, and the deadlines to submit stockholder proposals for the 2026 Annual Meeting of Stockholders. Additional questions may be directed to Investor Relations at investorrelations@Cboe.com or (312) 786-7559.

Cboe Global Markets 2025 Proxy Statement	5

CORPORATE GOVERNANCE
PROPOSAL 1—ELECTION OF DIRECTORS
Board Composition
Our Third Amended and Restated Certificate of Incorporation provides that our Board will consist of not less than 11 and not more than 23 directors. Our Board currently has 12 directors. Each director is elected annually to serve until the next Annual Meeting of Stockholders or until his or her successor is elected or appointed and qualified, except in the event of earlier death, resignation or removal. Subject to retirement, there is no limit on the number of terms a director may serve on our Board.
General
At the Annual Meeting, our stockholders will be asked to elect the 12 director nominees set forth below, each to serve until the 2026 Annual Meeting of Stockholders. All of the director nominees have been recommended for election by our Nominating and Governance Committee and approved and nominated for election by our Board.
All of the director nominees were elected as directors by stockholders at the 2024 Annual Meeting of
Stockholders.
All of the nominees have indicated their willingness to serve if elected. If any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, then shares represented by properly executed proxies will be voted at the discretion of the persons named in those proxies for such other person as the Board may designate. We do not presently expect that any of the nominees will be unavailable. Your proxy for the Annual
Meeting cannot be voted for more than 12 nominees.
Qualifications and Experience
The Board believes that the skills, qualifications and experiences of the director nominees make them all highly qualified to serve on our Board, both individually and as providing complementary skills on our Board. In addition, our Board's composition represents a balanced approach to director tenure, 5 of the 12 nominees have tenures equal to or less than 5 years, with an average tenure of approximately 9 years, allowing the Board to benefit from the experience of longer-serving directors combined with fresh perspectives from newer

6	Cboe Global Markets 2025 Proxy Statement

directors. The following table shows the specific qualifications and experiences the Board and the Nominating and Governance Committee considered for each nominee.

Director Qualifications and Experiences	Farrow	Tomczyk	Fitzpatrick	Fong	Froetscher	Goodman	Mansfield	Mao	Matturri	McPeek	Palmore	Parisi
Strategy
Experience developing and executing upon long-term strategic plans, growth strategies, and capital allocation plans	●	●	●	●	●	●	●	●	●	●	●	●
Management
Experience managing large and complex organizations at a senior level	●	●	●	●	●	●	●	●	●	●	●	●
Financial Markets, Clearing, and our Products
Experience with the trading or clearing of derivatives, equities, or FX and/or with our markets and products	●	●					●		●	●		●
Government Relations and Regulatory
Experience and understanding of the complex regulatory environment in which our businesses operate and/or working in or with the government and regulators	●	●	●	●			●		●	●	●	●
Corporate Governance
Knowledge of corporate governance matters, primarily
through service on other public company boards, to
help support our goals of strong Board and
management accountability, transparency, effective
oversight, and good governance
	●	●		●	●	●				●	●	●
International
Experience in a senior leadership role in an organization with significant international operations or expansion into new international markets	●	●	●	●	●		●	●	●		●
Risk Management
Skills and experience in assessment, oversight, and/or management of risks	●	●	●	●	●	●	●	●	●	●	●	●
Technology
Experience or expertise in assessing opportunities and risks of new technologies and/or assessing cybersecurity risks and vulnerabilities	●	●		●				●
Fresh Perspective
Board tenure is equal to or less than five years				●			●	●	●	●

Cboe Global Markets 2025 Proxy Statement	7

Nominees
Set forth below is biographical information, as of March 18, 2025, for each of the directors nominated to serve on our Board for a one-year term until the 2026 Annual Meeting of Stockholders, as well as the reasons why the
Board believes each candidate is well suited to serve as a director. Additionally, based on the characteristics of our directors as reported in their respective directors and officers questionnaires, 5 of the nominees are women and 4 of the nominees are racially or ethnically diverse. The terms indicated for service include the service on the board of Cboe Options prior to our demutualization and our initial public offering in 2010.
In addition, as indicated below, certain director nominees also have served on certain boards of directors and committees of Cboe Futures Exchange, LLC ("CFE"), Cboe SEF, LLC ("SEF") and our U.S. securities exchanges, which include Cboe Options, Cboe C2 Exchange, Inc. ("C2"), Cboe BZX Exchange, Inc. ("BZX"),
Cboe BYX Exchange, Inc., Cboe EDGA Exchange, Inc., and Cboe EDGX Exchange, Inc. (collectively, the
"securities exchanges").

William M. Farrow, III Chairman Independent Age: 70 Committees: Executive (Chair) Finance and Strategy
Background
Mr. Farrow has served as non-executive Chairman of the Board since
September 2023, as our independent Lead Director from May 2023 to
September 2023 and as a member of our Board since 2016. Mr. Farrow is the retired President and CEO of Urban Partnership Bank, a position he held from
2010 through 2017. Prior to that, he was the Managing Partner and CEO of
FC Partners Group, LLC from 2007 to 2009, the Executive Vice President and
Chief Information Officer of The Chicago Board of Trade from 2001 to 2007 and held various senior positions at Bank One Corporation. Mr. Farrow currently serves on the board of directors of publicly traded company WEC
Energy Group, Inc. and on the boards of directors of CoBank, Inc. and
Endeavor Health. Mr. Farrow previously was the owner of Winston and Wolfe
LLC, a privately held technology development and advisory company, and served on the boards of directors of the Federal Reserve Bank of Chicago,
Urban Partnership Bank, and Echo Global Logistics, Inc., formerly a publicly traded company. Mr. Farrow holds a B.A. degree from Augustana College and a Masters of Management from Northwestern University's Kellogg School of
Management.
Qualifications
Mr. Farrow brings his experience as the retired President and CEO of a mission based community development financial institution to our Board. He has a strong understanding of information technology systems, including cybersecurity, and the financial services and banking industry. He also has knowledge of the corporate governance issues facing boards from his experience serving on them. We believe that these experiences give Mr.
Farrow an important skill set that makes him well suited to serve on our Board and as our Chairman.

8	Cboe Global Markets 2025 Proxy Statement

Fredric J. Tomczyk CEO Age: 69 Committees: Executive
Background
Mr. Tomczyk is our CEO and director. He has served as our CEO since
September 2023. Mr. Tomczyk served on our Board as an independent director from July 2019 to September 2023. Previously, he was President and
Chief Executive Officer of TD Ameritrade Holding Corporation, a position he held from October 2008 to October 2016. Prior to this position, he held positions of increasing responsibility and leadership with the TD organization from 1999. Mr. Tomczyk was also a member of the TD Ameritrade board of directors from 2006 to 2007 and 2008 to 2016. Prior to joining the TD organization in 1999, Mr. Tomczyk was President and Chief Executive Officer
of London Life. He currently serves on the board of Willis Towers Watson
PLC, a publicly traded company, and is a member of the Cornell University
Athletic Alumni Advisory Council. Mr. Tomczyk also previously served as the lead independent director of Sagen MI Canada Inc., a publicly traded company, and of its operating subsidiary Sagen Mortgage Insurance
Company Canada, as a director of Knight Capital Group, Inc. and as a trustee of Liberty Property Trust, both formerly publicly traded companies, and as a director of the Securities Industry and Financial Markets Association. Mr.
Tomczyk holds a B.S. degree in Applied Economics & Business Management from Cornell University and is a Fellow of the Institute of Chartered
Accountants of Ontario.
Qualifications
Mr. Tomczyk's extensive knowledge of the financial markets, technology and the financial services and banking industries gives him unique insights into our business. His prior service as TD Ameritrade's President and Chief
Executive Officer also gives Mr. Tomczyk experience with corporate governance and leadership skills, working with the government and regulators, successfully developing and executing corporate strategic initiatives and overseeing risk management programs. We believe that these experiences, as well as being our CEO, make him well suited to serve on our
Board.

Cboe Global Markets 2025 Proxy Statement	9

Edward J. Fitzpatrick Independent Age: 58 Committees: Compensation (Chair) Executive Risk
Background
Mr. Fitzpatrick has served on our Board since 2013. Mr. Fitzpatrick is currently
Senior Vice President and Senior Client Advisor of Genpact Limited, a
position he has held since August 2021, and prior to that was its Chief
Financial Officer from July 2014 to August 2021. Prior to joining Genpact
Limited, Mr. Fitzpatrick worked at Motorola Solutions, Inc. and its predecessors from 1998 through 2014 in various financial positions, including as its CFO from 2009 to 2013. Before joining Motorola, Mr. Fitzpatrick was an auditor at PricewaterhouseCoopers, LLP from 1988 to 1998. Mr. Fitzpatrick holds a B.S. degree in Accounting from Pennsylvania State University and an
M.B.A. degree from The Wharton School at the University of Pennsylvania and earned his CPA certification in 1990.
Qualifications
Mr. Fitzpatrick brings his experience as the former CFO of publicly traded companies to our Board. He has extensive experience with finance, public company responsibilities and strategic transactions. We believe that these experiences give Mr. Fitzpatrick an important skill set that makes him well suited to serve on our Board.

Ivan K. Fong Independent Age: 63 Committees: Nominating and Governance Risk
Background
Mr. Fong has served on our Board since December 2020. Mr. Fong is currently Executive Vice President, General Counsel and Secretary of
Medtronic plc, a position he has held from February 2022. Prior to this position, he served as Senior Vice President, Chief Legal and Policy Officer
and Secretary of 3M Company from 2019 to January 2022 and as its Senior
Vice President, Legal Affairs and General Counsel from 2012 to 2019. Prior to joining 3M Company, Mr. Fong was General Counsel of the U.S. Department
of Homeland Security from 2009 to 2012 and Chief Legal Officer and
Secretary of Cardinal Health, Inc. from 2005 to 2009. He has previously served as Deputy Associate Attorney General with the U.S. Department of
Justice and was a partner with the law firm of Covington & Burling LLP. Mr.
Fong holds an S.B. degree in Chemical Engineering and an S.M. degree in
Chemical Engineering Practice from Massachusetts Institute of Technology, a
J.D. degree from Stanford University, and a Bachelor of Civil Law from Oxford
University.
Qualifications
Mr. Fong brings his experience as the general counsel of public companies, in private practice and as the former general counsel of a government department. He has extensive experience in corporate governance, government relations and the types of legal issues that public companies face, which we believe makes him well suited to serve on our Board.

10	Cboe Global Markets 2025 Proxy Statement

Janet P. Froetscher Independent Age: 65 Committees: Compensation Executive Risk (Chair)
Background
Ms. Froetscher is currently the Chair and a Senior Advisor, since September
2023, of The J.B. and M.K. Pritzker Family Foundation, and was its President
from April 2016 until September 2023. She has served on the Board of Cboe
Global Markets since our initial public offering in 2010 and of Cboe Options from 2005 to 2017. Previously, she served as President and CEO of Special
Olympics International from October 2013 until October 2015, President and
CEO of the National Safety Council from 2008 until October 2013, President and CEO of the United Way of Metropolitan Chicago and in a variety of roles at the Aspen Institute, most recently as Chief Operating Officer. From 1992 to
2000, Ms. Froetscher was the executive director of the Finance Research and
Advisory Committee of the Commercial Club of Chicago. Ms. Froetscher
currently serves on the board of directors of SouthState Corporation, a publicly traded company. She has also previously served on the board of directors of Independent Bank Group, Inc., formerly a publicly traded company that was acquired by SouthState Corporation, and the board of trustees of National Louis University. Ms. Froetscher holds a B.A. degree from the University of Virginia and a Masters of Management from Northwestern
University's Kellogg School of Management. Ms. Froetscher is also a Henry
Crown Fellow of the Aspen Institute.
Qualifications
Ms. Froetscher brings her experiences as the former President of a family foundation and former CEO of public service entities to our Board. In addition, her service on another public company board also gives Ms. Froetscher experience with corporate governance and leadership skills. We believe that these experiences give her leadership, operational and community engagement skills that make her well suited to serve on our Board.

Jill R. Goodman Independent Age: 58 Committees: Executive Finance and Strategy (Chair) Nominating and Governance
Background
Ms. Goodman has served on our Board since 2012. Ms. Goodman is currently Managing Director of Foros, a strategic financial and mergers and acquisitions advisory firm, a position she has held since November 2013.
Previously, she served as a Managing Director and Head, Special Committee and Fiduciary Practice—U.S. at Rothschild from 2010 to October 2013. From
1998 to 2010, Ms. Goodman was with Lazard in the Mergers & Acquisitions and Strategic Advisory Group, most recently as Managing Director. Ms.
Goodman advises companies and special committees with regard to mergers and acquisitions. Ms. Goodman currently serves on the boards of directors of
Cover Genius, a global insurance technology company, and publicly traded company Genworth Financial, Inc. Ms. Goodman graduated magna cum laude from Rice University with a B.A. degree. She received her J.D. degree, with honors, from the University of Chicago Law School.
Qualifications
Ms. Goodman brings extensive experience in the boardroom to the Company.
Her experiences, both as an investment banker and her corporate and securities legal background, bring a unique insight with which to consider our opportunities. In addition, her service on another company board also gives
Ms. Goodman experience with corporate governance and leadership skills.
We believe that these experiences give her knowledge and skills that make her well suited to serve on our Board.

Cboe Global Markets 2025 Proxy Statement	11

Erin A. Mansfield Independent Age: 65 Committees: ATS Oversight Risk
Background
Ms. Mansfield has served on our Board since 2024. Ms. Mansfield is a retired
Managing Director from Barclays PLC, a position she held from 2003 to 2023, where she served in multiple roles, including Global Head of Regulatory
Relations & Policy, Global Head of Investment Banking Compliance and Chief
Compliance Officer Americas. Prior to her time with Barclays, Ms. Mansfield was a Vice President at Goldman Sachs & Co. LLC in their Fixed Income,
Currencies & Commodities group. Ms. Mansfield holds a B.A. degree from
Vassar College.
Qualifications
Ms. Mansfield has a strong understanding of our business, financial markets, products, compliance and the regulation of the financial and derivatives industries from her leadership positions at key financial institutions. We believe that her experience makes her well suited to serve on our Board.

Cecilia H. Mao Independent Age: 50 Committees: Finance and Strategy Risk
Background
Ms. Mao has served on our Board since 2024. Ms. Mao is currently Global
Chief Product Officer at Equifax, having served in this position since 2020.
Previously, Ms. Mao was with Oracle Corp. from 2014 to 2020, holding multiple positions including Director, Senior Director, and Vice President of
Oracle Data Cloud. Prior to her time at Oracle Corp., Ms. Mao held management positions at Verisk Analytics, FICO, and other technology companies. Ms. Mao graduated from the University of California, Berkeley with a B.A. degree.
Qualifications
As an experienced leader, Ms. Mao's positions at Equifax and Oracle give her unique insights into all aspects of corporate growth, enterprise management, and technology. Ms. Mao has a deep understanding of revenue acceleration and adapting to new strategic opportunities. We believe that her experience makes her well suited to serve on our Board.

12	Cboe Global Markets 2025 Proxy Statement

Alexander J. Matturri, Jr. Independent Age: 66 Committees: ATS Oversight (Chair) Executive Audit
Background
Mr. Matturri has served on our Board since December 2020. Mr. Matturri is the retired Chief Executive Officer of S&P Dow Jones Indices LLC ("S&P"), a
position he held from July 2012 to June 2020. Prior to this position, he served as Executive Managing Director and Head of S&P Indices from 2007 to 2012.
Prior to joining S&P, Mr. Matturri served as Senior Vice President and Director of Global Equity Index Management at Northern Trust Global Investments
from 2003 to 2007. From 2000 to 2003 he was Director and Senior Index
Investment Strategist at Deutsche Asset Management. Mr. Matturri also previously served as a member of the boards of directors of our securities exchanges. Mr. Matturri holds a B.S. degree in Finance from Lehigh
University and a J.D. degree from Syracuse University. Mr. Matturri holds the
Chartered Financial Analyst designation.
Qualifications
As the retired CEO of a financial services industry company and a former member of the boards of directors of our securities exchanges, Mr. Matturri has extensive knowledge of financial markets, products, and the financial services and banking industry. In particular, he has a close understanding of one of our most important licensing arrangements. We believe that these experiences make him well suited to serve on our Board.

Jennifer J. McPeek Independent Age: 55 Committees: ATS Oversight Audit
Background
Ms. McPeek has served on our Board since August 2020. Ms. McPeek is an independent advisor to companies on value-based management and incentive design. Previously, she has served as the Chief Financial Officer of
Russell Investments from 2018 to 2019. From 2009 to 2017, Ms. McPeek was with Janus Henderson Investors plc and its predecessor company Janus
Capital Group Inc., serving as the Chief Financial Officer from 2013 to 2017, and as the Chief Operating and Strategy Officer post-merger in 2017. Prior to that, Ms. McPeek was with ING Investment Management, Americas from
2005 to 2009, where she was a member of the management committee and led the strategy function. Ms. McPeek currently serves on the boards of directors of First American Funds Trust, overseeing six money market funds, and Cushman & Wakefield plc, a publicly traded company. She graduated magna cum laude from Duke University with an A.B. degree in Mathematics and Economics and received her M.S. degree in Financial Engineering from the MIT Sloan School of Management. Ms. McPeek holds the Chartered
Financial Analyst designation.
Qualifications
As the former CFO of privately held and publicly traded asset management companies, Ms. McPeek has extensive experience with finance, public company responsibilities, strategic transactions and knowledge of our industry. In addition, her service on another company board also gives Ms.
McPeek experience with corporate governance and leadership skills. We believe that her experience makes her well suited to serve on our Board.

Cboe Global Markets 2025 Proxy Statement	13

Roderick A. Palmore Independent Age: 73 Committees: Executive Finance and Strategy Nominating and Governance (Chair)
Background
Mr. Palmore is Senior Counsel at Dentons where he advises public and private corporations and their leadership suites on risk management and governance issues across practices and industry sectors. Mr. Palmore retired from his position as Executive Vice President, General Counsel and Chief
Compliance and Risk Management Officer of General Mills, Inc. in February
2015 and has served on the Board of Cboe Global Markets since our initial public offering in 2010 and of Cboe Options from 2000 to 2017. Prior to joining General Mills in February 2008, he served as Executive Vice President and General Counsel of Sara Lee Corporation. Before joining Sara Lee, Mr.
Palmore served in the U.S. Attorney's Office in Chicago and in private practice. Mr. Palmore has previously served as a member of the boards of directors of The Goodyear Tire & Rubber Company, a publicly traded company, Express Scripts Holding Company, formerly a publicly traded company, Nuveen Investments, Inc. and the United Way of Metropolitan
Chicago. Mr. Palmore holds a B.A. degree in Economics from Yale University and a J.D. degree from the University of Chicago Law School.
Qualifications
Through his experience as general counsel of public companies, in private practice and as an Assistant U.S. Attorney, Mr. Palmore has extensive experience in corporate governance and the legal issues facing the Company.
In addition, his experience provides him with strong risk management skills.
We believe that his experience makes him well suited to serve on our Board.

James E. Parisi Independent Age: 60 Committees: Audit (Chair) Compensation Executive
Background
Mr. Parisi has served on our Board since 2018. Mr. Parisi most recently served as the Chief Financial Officer of CME Group Inc. from November 2004 to August 2014, prior to which he held positions of increasing responsibility and leadership within CME Group Inc. from 1988, including as Managing
Director & Treasurer and Director, Planning & Finance. Mr. Parisi is currently a member of the board of directors of ATI Physical Therapy, Inc., a publicly traded company. He has also previously served as the Chairman of the Illinois
Special Olympics Foundation Board and as a member of the boards of directors of CFE and SEF, Pursuant Health Inc., and Cotiviti Holdings, Inc.,
formerly a publicly traded company. Mr. Parisi holds a B.S. degree in Finance from the University of Illinois and an M.B.A. degree from the University of
Chicago.
Qualifications
As the retired CFO of a publicly traded company offering a diverse derivatives marketplace and as a former member of the boards of directors of CFE and
SEF, Mr. Parisi has extensive knowledge of our industry. His service on other company boards also gives Mr. Parisi experience with corporate governance and leadership skills. We believe that his experience makes him well suited to serve on our Board.

The Board recommends that the stockholders vote FOR each of the director nominees.

14	Cboe Global Markets 2025 Proxy Statement

BOARD STRUCTURE
Independence
Our Bylaws require that, at all times, no less than two-thirds of our directors will be independent. The
Nominating and Governance Committee has affirmatively determined that all of our directors serving in 2024, except Mr. Tomczyk, are independent under BZX listing standards for independence. In addition, Joseph P.
Ratterman who resigned as a director effective February 5, 2024, was determined to be independent through
February 5, 2024.
All of the directors then serving on each of the Audit, Compensation, and Nominating and Governance
Committees are independent. Each of these Committees (as defined below) reports to the Board as they deem appropriate, and as the Board may request.
Non-Executive Chairman
The Board has an independent Non-Executive Chairman, Mr. Farrow. Our Corporate Governance Guidelines
require that an independent director serve as our Lead Director or Non-Executive Chairman, as applicable. The position is annually elected by the Board, upon the recommendation of the Nominating and Governance
Committee, however, it is expected that the elected director will serve 4 years, which may be extended in extraordinary circumstances. Under our Bylaws, the Chairman shall be the presiding officer at all meetings of the Board and stockholders and shall exercise such other powers and perform such other duties as are delegated to the Chairman by the Board. Additionally, the Charter of the Lead Director/Non-Executive
Chairman, Appendix A to our Corporate Governance Guidelines, provides for the following responsibilities, among other items:
Chair all meetings of the non-employee and independent directors of the Board, including the executive sessions;
Approve agendas for Board meetings and consult with the CEO on other matters pertinent to us and the
Board;
Serve as a liaison between the CEO and the independent Directors;
Approve meeting schedules to assure that there is sufficient time for discussion of all agenda items;
Advise and consult with the CEO on the general scope and type of information to be provided in advance of Board meetings;
In collaboration with the CEO, consult with the appropriate members of senior management about what information pertaining to our finances, operations, strategic alternatives, and compliance is to be sent to the Board; and
To perform other duties as the Board may determine.
Chairman and CEO Roles
The Board carefully considers its Board leadership structure and the benefits of continuity in leadership roles and believes having Mr. Farrow serve in the role of Non-Executive Chairman enhances the Company's strategic alignment and supports Cboe Global Markets' ability to deliver stockholder value.
The Board periodically reviews the leadership structure and may make changes in the future based upon what the Board believes to be in the best interests of the Company and stockholders at the time. At certain points in our history, the Chairman and CEO roles have been held by the same person, and at other times the roles have been held by different individuals. Under our Bylaws, the Chairman may, but need not be, our CEO, and the
Board believes it is important to retain its flexibility to allocate the responsibilities of the offices of the Chairman and CEO in any way that is in the best interests of the Company and stockholders at a given point in time based upon then-prevailing circumstances. The Board believes that the decision as to who should serve in those roles, and whether the offices should be combined or separate, should be assessed periodically by the Board and that the Board should not be constrained by a rigid policy mandate when making these determinations.

Cboe Global Markets 2025 Proxy Statement	15

In addition, our Board has implemented the following elements to help ensure independent oversight for us and for our Board:
Requiring the Board to consist of at least two-thirds independent directors who meet regularly without management and solely with non-employee and independent directors;
Establishing independent Audit, Compensation, and Nominating and Governance Committees; and
Appointing an independent Lead Director or Non-Executive Chairman, as applicable.
Board Oversight of Strategy
With oversight and direction from the Board and the Finance and Strategy Committee, our CEO develops the
Company's business strategy in conjunction with management. This process is collaborative and evolving. The
Finance and Strategy Committee meets quarterly with management to approve or make recommendations, as necessary, to the Board regarding the Company's budget, capital allocation, strategic plans, and acquisition, investment or divestment opportunities. Further, summaries of the proceedings from prior Finance and Strategy
Committee meetings are provided to the Board on a quarterly basis.
In particular, starting in late 2023 and throughout 2024, Mr. Tomczyk and management conducted a comprehensive review of the Company's long-term strategy. The strategy review process involved, among other items, a situation analysis, a review of the Company's existing business, a review of secular trends and the competitive landscape, and meetings with key management leaders. Management presented to the Board and the Finance and Strategy Committee the Company's sharpened long-term strategy, which included key strategic themes and a greater focus on organic growth leveraging the Company's global securities platforms. For more information on the Company's sharpened strategy, see "Executive Compensation—Compensation Discussion
and Analysis—Executive Summary—2024 Business Highlights".
Board Oversight of Human Capital and Succession Planning
The Board recognizes that our business depends on employee productivity, development, and engagement. In particular, the Board and Compensation Committee each receive updates and reports on inclusion and employee engagement from management, including from the Company's Chief Human Resources Officer. More specifically, the Compensation Committee has been delegated the responsibility to oversee the policies and strategies relating to talent, leadership, and culture, including inclusion. The Compensation Committee receives presentations throughout the year on human resources matters, including succession planning, inclusion initiatives, employee metrics, attrition and retention metrics, and employee engagement survey results. Further, summaries of the proceedings from prior Compensation Committee meetings are provided to the Board on a routine basis, including on a quarterly basis.
The Board further believes that providing for effective continuity of leadership is central to our long-term growth strategy. The succession planning process includes consideration of ordinary course succession and planning for situations where executives unexpectedly become unable to perform their duties. Executive succession planning is an ongoing process, reviewed and discussed on at least an annual basis by the Compensation
Committee. The Compensation Committee reviews the Company's organizational chart for potential successors. Summaries of these proceedings from prior Compensation Committee meetings are provided to the
Board on a routine basis. The Board also reviews reports about executive succession and undergoes other relevant evaluations on an as needed basis.
In addition, Board succession planning is evaluated regularly within the Nominating and Governance
Committee, whose reports and other necessary action items are discussed and acted upon by the Board as a whole. For more information see "Committees of the Board—Nominating and Governance Committee" below.
Further, as a result of recent executive transitions, in particular the appointment of Mr. Tomczyk as Chief
Executive Officer, Ms. Griebenow as Chief Financial Officer, Catherine R. Clay as Global Head of Derivatives,
and Adam Inzirillo as Global Head of Data Vantage (f/k/a Data and Access Solutions), effective succession planning and the effective transfer of knowledge has been one of the Company's top priorities. In particular, while the Board has devoted considerable time to leadership development and succession throughout 2024, in the latter part of last year the Board engaged a search firm to more formally assist with the process of CEO succession. The Board has reviewed internal candidates and is also considering external candidates with the search firm's help.

16	Cboe Global Markets 2025 Proxy Statement

Board Oversight of Governance, Social, and Environmental Matters
The Board stays apprised of particular governance, social, and environmental matters in accordance with its general oversight responsibilities. The Board has delegated to the Committees oversight over specific areas relevant to the Committees and all Committees report to the full Board on a routine basis, including on a quarterly basis, and when a matter rises to a material or enterprise level. For more information about Committee responsibilities, see also "Committees of the Board" below.
Board Oversight of Risk
The Board is responsible for overseeing our risk management processes. The Board is responsible for overseeing our general risk management strategy, the risk mitigation strategies employed by management, including adequacy of resources, and the significant risks facing us, including, for example, competition, reputation, compliance, operational, and technology risks. The Board stays informed of particular risk management matters in accordance with its general oversight responsibilities. The Board has delegated to the
Committees oversight over the following specific areas and all Committees report to the full Board on a routine basis, including on a quarterly basis, and when a matter rises to a material or enterprise level risk. For more information about Committee responsibilities, see "Committees of the Board" below.

Committee	Primary Areas of Risk Oversight
ATS Oversight
Business and operation of BIDS Trading L.P.'s ("BIDS Trading's") U.S.
equities businesses
Adequacy and effectiveness of separation protocols between Cboe Global
Markets and BIDS Trading's U.S. equities businesses

Audit	Adequacy and effectiveness of internal controls and procedures Financial reporting and taxation
Compensation	Compensation policies and procedures
Finance and Strategy	Credit and capital structure Strategy with business partners
Nominating and Governance	Corporate governance practices
Risk	Enterprise risk management Information security Operational risks relating to internal processes, people or systems, including information technology Compliance, environmental, legal and regulatory risks
In addition to our Board, our management is responsible for daily risk management. To help achieve this goal, we have adopted an enterprise risk management framework that is supported by a three lines of defense approach, which involve the Business, Risk Management and Information Security Department, Enterprise Risk
Management Committee, Compliance Department, Internal Audit Department, and the Board and Committees.

Cboe Global Markets 2025 Proxy Statement	17

We believe the following division of risk management responsibilities is an effective approach for addressing the enterprise risks that we face.

Line of Defense	Description
First	Our Business managers and employees, which are responsible for the performance, supervision and/or monitoring of our policies and control procedures
Second
Compliance and Risk Management and Information Security Departments,
which provide independent oversight by assessing first line risk, advising management on policies, procedures, and controls to mitigate identified risks, and monitoring and reporting on any identified deficiencies or control enhancements
Enterprise Risk Management Committee, composed of representatives of each of our departments, which meets periodically to review an established matrix of identified risks to evaluate the level of potential risks facing us and to identify any significant new risks
Enterprise Risk Management Committee, along with our Chief Risk Officer, provide information and recommendations to the Risk Committee as necessary

Third	Internal Audit Department, which provides additional independent assurance that significant risks and related policies, procedures, and controls are reasonably designed and operating effectively
Board Oversight of Information Security
The Board recognizes that our business depends on the confidentiality, integrity, availability, performance, security, and reliability of our data and technology systems and devotes time and attention to the oversight of cybersecurity and information security risk. In particular, the Board and Risk Committee each, as applicable, receives updates and reports on information security from senior management, including from the Company's
Chief Compliance Officer, Chief Risk Officer, and Chief Information Security Officer. More specifically, the Risk
Committee receives presentations from senior management throughout the year on cybersecurity, including architecture and resiliency, incident management, business continuity and disaster recovery, significant information technology changes, data privacy, insider threat, physical security, information related to third-party assessments conducted by leading information security providers of the Company's information security program, and risks associated with the use of third party service providers. The Risk Committee also receives quarterly reports regarding the overall status of the Company's information security strategy and program, including adequacy of staffing and resources, and reviews and approves any changes to the related information security charter. Further, summaries of the proceedings from prior Risk Committee meetings are provided to the
Board on a routine basis, including on a quarterly basis.
In addition, our 2024 Annual Report to Stockholders included in this mailing, which includes a copy of our
Annual Report on Form 10-K for the year ended December 31, 2024, also contains relevant additional information under "Part I–Item 1C. Cybersecurity".
Board and Committee Meeting Attendance
There were 9 meetings of the Board during 2024. Each director attended at least 75% of the aggregate number of meetings of the Board and meetings of Committees of which the director was a member during 2024.
Independent Directors Meetings
Periodically, the independent directors meet separately without management. The Lead Director or Non-
Executive Chairman, as applicable, presides over these meetings. The independent directors met separately without management 6 times during 2024.
Annual Meeting Attendance
We encourage members of the Board to attend our annual meeting of stockholders. All of our current directors, who were then-serving on the Board, attended the 2024 Annual Meeting of Stockholders. Meetings of the Board

18	Cboe Global Markets 2025 Proxy Statement

and its Committees are being held in conjunction with the Annual Meeting. We expect all director nominees will attend the Annual Meeting.
COMMITTEES OF THE BOARD
Overview
Our Board has the following standing committees (each, a "Committee" and collectively, the "Committees"):
The ATS Oversight Committee,
The Audit Committee,
The Compensation Committee,
The Executive Committee,
The Finance and Strategy Committee,
The Nominating and Governance Committee, and
The Risk Committee.
Other than the members of the Executive Committee required to be on such Committee pursuant to our Bylaws, each of the members of the Committees was recommended by the Nominating and Governance Committee for approval by the Board for service on that Committee. Each of the Committees has a charter and the Audit
Committee, Compensation Committee, and Nominating and Governance Committee charters are available on the Corporate Governance page of our Investor Relations section of our website at: http://ir.Cboe.com.
The following table is a listing of the composition of our standing Committees during 2024 and as of March 18,
2025, including the number of meetings of each Committee during 2024.

Director	ATS Oversight	Audit	Compensation	Executive	Finance and Strategy	Nominating and Governance	Risk
Number of meetings	5	11	7	—	6	7	8
William M. Farrow, III				(1)	(2)
Fredric J. Tomczyk (3)
Edward J. Fitzpatrick
Ivan K. Fong
Janet P. Froetscher
Jill R. Goodman
Erin A. Mansfield	(2)						(2)
Cecilia H. Mao					(2)		(4)
Alexander J. Matturri, Jr.	(5)			(6)
Jennifer J. McPeek
Roderick A. Palmore
James E. Parisi
Joseph P. Ratterman (7)	(7)				(7)
________________________________________________
= Chair = Member

Cboe Global Markets 2025 Proxy Statement	19

(1)The Non- Executive Chairman, Mr. Farrow, and the Chief Executive Officer, Mr.Tomczyk, are both members of the Executive Committee. Mr. Farrow is an invited guest to the meetings of each of the other standing
Committees.
(2)Joined as a member of the Committee on February 8, 2024.
(3)Mr. Tomczyk is an invited guest to the meetings of each of the other standing Committees, other than the
ATS Oversight Committee.
(4)Joined as a member of the Committee on May 16, 2024.
(5)Effective February 8, 2024, Mr. Matturri became Chair of the ATS Oversight Committee.
(6)Joined as a member of the Committee on October 25, 2024.
(7)Effective February 5, 2024, Mr. Ratterman resigned from the Board and Committees of which he was a member.
In addition, in August 2023 an ad hoc Special Committee of the Board (the "Special Committee") was formed in connection with an investigation into personal relationships between Edward Tilly and colleagues. The Special
Committee met twice during 2024 and consisted of 7 directors: Mr. Farrow (Chair), Messrs. Fitzpatrick, Palmore,
Parisi, and Ratterman and Mses. Froetscher and Goodman.
Audit Committee
The Audit Committee consists of 3 directors, all of whom are independent under BZX listing rules, as well as under Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Audit
Committee consists exclusively of directors who are financially literate. In addition, Mr. Parisi has been designated as our audit committee financial expert and meets the SEC definition of that position.
The Audit Committee's responsibilities include:
Engaging our independent auditor and overseeing its compensation, work, and performance,
Reviewing and discussing the annual and quarterly financial statements and related press releases with management and the independent auditor,
Overseeing the internal audit function and reviewing the adequacy of internal controls and procedures,
and
Reviewing transactions with related persons for potential conflict of interest situations.
The Audit Committee also meets, as needed, with our independent auditor, Chief Executive Officer, Chief
Financial Officer, Chief Audit Executive, and other management in executive session without management present and our independent auditor, Chief Audit Executive, and other management may communicate directly, as needed, with members of the Audit Committee and the Board at large.
Compensation Committee
The Compensation Committee consists of 3 directors, all of whom are independent under BZX listing rules. The
Compensation Committee has primary responsibility to approve or make recommendations to the Board for:
All elements and amounts of compensation for the executive officers, including any performance goals,
Reviewing succession plans relating to the CEO and our other executive officers,
Adopting, amending, and terminating cash and equity-based incentive compensation plans,
Approving any employment agreements, severance agreements, or change in control agreements with executive officers,
Adopting, periodically reviewing, and overseeing any clawback policy governing the recoupment of incentive-based compensation,
Overseeing the policies and strategies relating to talent, leadership, and culture, including inclusion, and
The level and form of non-employee director compensation and benefits.
For additional information, see "Corporate Governance—Board Structure—Board Oversight of Human Capital
and Succession Planning".

20	Cboe Global Markets 2025 Proxy Statement

Nominating and Governance Committee
Overview
The Nominating and Governance Committee consists of 3 directors, all of whom are independent under BZX listing rules. The Nominating and Governance Committee's responsibilities include making recommendations to the Board on:
Persons for election as director,
An independent director to serve as Non-Executive Chairman of the Board (or, if applicable, a director to serve as Chairman of the Board and an independent director to serve as Lead Director),
Any stockholder proposals and nominations for director,
The appropriate structure, operations, and composition of the Board and its Committees,
The Board and Committee annual self-evaluation process, and
The contents of the Corporate Governance Guidelines, Code of Business Conduct and Ethics, and
other corporate governance policies and programs.
The Nominating and Governance Committee shall receive, direct and supervise any investigations into any matter brought to its attention within the scope of its duties, in the Company's Corporate Governance Guidelines or as directed by the Board. In addition, the Committee shall review and may investigate matters pertaining to the integrity of management, including conflicts of interest and adherence to codes of ethics or business conduct.
The Nominating and Governance Committee also receives periodic reports from the Company regarding its political activities and related expenditures and is also responsible for general oversight of the Cboe impact reports and program. For additional information, see "Corporate Governance—Board Structure—Board
Oversight of Governance, Social, and Environmental Matters".
Selection Process and Criteria for Directors
The Nominating and Governance Committee is responsible for considering and recommending to the Board nominees for election as director, including considering each incumbent director's continued service on the
Board. The Committee annually reviews the skills and characteristics required of all directors in the context of the current composition of the Board, our operating requirements, targeted skills and experiences, and the long-
term interests of our stockholders. In addition, the Committee may consider such other factors it deems appropriate when conducting its assessment of director candidates.
We believe that each of the individuals serving on our Board has the necessary skills, qualifications, and experiences to address the challenges and opportunities we face. In evaluating incumbent and new potential director candidates, the Committee takes into consideration many factors, including the individual's educational and professional background, potential retirement plans, whether the individual has any special experience in a relevant area, personal accomplishments, and cultural experiences. Among other attributes, our selection process prioritizes individuals with integrity, substantial business experience, a track record of sound professional judgment, and a commitment to the long-term growth of the company. As one of the world's largest derivatives exchanges, our selection process seeks to create a Board with a deep understanding of the derivatives industry and the knowledge and experience to execute on our strategic derivatives goals. Moreover, we look for a mix of technological expertise in our Board that will help us to identify and adapt to opportunities in the global financial industry. In addition, the Committee may consider such other factors it deems appropriate when conducting its assessment of director candidates. For more information on each Directors' background and individual skills, see "Corporate Governance—Proposal 1—Election of Directors".
Additionally, while we do not currently have a formal diversity policy, our Corporate Governance Guidelines provide that the Nominating and Governance Committee will seek to recommend to the Board candidates for director with a diverse range of experiences, qualifications, and skills to provide varied insights and competent guidance regarding our operations, with a goal of having a Board that reflects diverse backgrounds, gender, race, experience, and viewpoints. We believe that we benefit from having directors with a diversity of skills, characteristics, backgrounds, and cultural experiences.

Cboe Global Markets 2025 Proxy Statement	21

Identifying and Evaluating New Directors
The Nominating and Governance Committee utilizes a variety of methods to identify, recruit, and evaluate potential new director candidates. The Committee considers various potential candidates for director, considering the criteria discussed above and qualifications of the individual candidate. Board nominees can be identified by current directors, management, third-party professional search firms, stockholders, or other persons. Prior to a potential new director's nomination, the director candidate is asked to meet separately with the Chairman of the Board, the Chair of the Nominating and Governance Committee, and the independent Lead
Director or Non-Executive Chairman, as applicable, who will each consider the potential director's candidacy.
New director candidates may also meet separately with other members of the Board. In addition, a background check is completed before a final recommendation is made to the Board. After a review and evaluation of a potential new director based on the criteria discussed above, the Nominating and Governance Committee will decide whether to recommend to the Board the candidate's appointment as a director or nominee for election as a director, and the Board will decide whether to approve the candidate's appointment as a director or a nominee.
Onboarding New Directors
New directors participate in a robust multi-session orientation program to familiarize themselves with the company and management. Our orientation program for new directors includes a discussion of a broad range of topics, including the background of the company, the Board and its governance model, subsidiary governance, regulatory oversight, strategy and business operations, financial statements and capital structure, the management team, key industry and competitive factors, the legal and ethical responsibilities of the Board, and other matters crucial to the ability of a new director to fulfill his or her responsibilities.
Continuing Education for Directors
Directors are encouraged to attend conferences, seminars, trainings and/or courses and take other actions as they deem necessary to enhance their effectiveness as directors. Appropriate areas of director education need not be confined to corporate governance but may include broader topics related to our businesses. In furtherance of director education, Board meetings and dinners may include guest speakers, client presentations, and our employees presenting on a variety of topics, including on emerging technologies, such as artificial intelligence ("AI"), and Cboe's potential utilization and adoption thereof. Cboe will reimburse directors, up to a certain amount, for the reasonable costs of attending relevant education programs.
Retirement
Our Corporate Governance Guidelines provide that the Board expects that no director shall be elected or reelected as a director once he or she reaches age 75. Any director who turns 75 while serving as a director may continue to serve for the remainder of their current term. The Board undertakes ongoing evaluation of its members' performance with respect to their capacity to serve and keeps note of director age for director planning purposes.
Annual Board, Committee, and Director Self-Evaluations
The Board believes that a robust annual evaluation process is a critical part of its governance practices. The
Nominating and Governance Committee is responsible for establishing and overseeing the Board's,
Committees', and directors' annual self-evaluations to determine whether the Board, the Committees, and the

22	Cboe Global Markets 2025 Proxy Statement

directors are functioning effectively and to identify potential areas of improvement. The annual self-evaluation process includes the following:

Stage in Process	Board of Directors	Committees
Determine Discussion Topics ↓
Nominating and Governance
Committee determines specific
topics and subject areas to
discuss with each director, such
as roles, responsibilities,
structure, skills, experience,
background, composition, and
effectiveness

Nominating and Governance
Committee determines and
distributes to each Committee a
list of specific topics and subject
areas to facilitate discussion
about each Committee's roles
and responsibilities, structure,
charter, policies, composition,
and effectiveness

Discussions ↓	Chair of Nominating and Governance Committee and Lead Director or Non-Executive Chairman, as applicable, interview each director in one-on- ones to discuss Board's and directors' performances	Chair of each Committee facilitates discussion of Committee's performance in executive session and in one-on- ones
Feedback ↓
Chair of Nominating and
Governance Committee and
Lead Director or Non-Executive
Chairman, as applicable, report
results of discussions and
recommendations to Nominating
and Governance Committee for
its consideration
Chair of each Committee reports results of Committee self- evaluation and recommendations to Nominating and Governance Committee for its consideration
Reviews ↓
Nominating and Governance Committee reviews results from Board,
Committee, and director self-evaluations and provides summary of assessments and recommendations to full Board and each director, as applicable
Board discusses results and, if necessary, provides additional recommendations

Feedback Incorporated	Changes and enhancements, if any, are implemented to governance policies and practices
In addition to the annual evaluation process, the Board and Committees meet in regular executive sessions, which provides the directors with opportunities to reflect and provide feedback on an ongoing basis to determine whether the Board and the Committees are functioning effectively and to identify potential areas of improvement.
Stockholder Nominations
The Nominating and Governance Committee will consider stockholder recommendations for candidates for our
Board and will consider those candidates using the same criteria applied to candidates suggested by management. Stockholders may recommend candidates for our Board by contacting the Corporate Secretary of
Cboe Global Markets, Inc. at 433 West Van Buren Street, Chicago, Illinois 60607.
In addition, stockholders may formally nominate candidates for our Board to be considered at an annual meeting of stockholders through the process described below under the heading "Other Items—Stockholder
Proposals".
ATS Oversight Committee
The ATS Oversight Committee is responsible for, among other things, overseeing the business and operations of BIDS Trading's U.S. equities businesses, overseeing the adequacy and effectiveness of the information and other barriers established to maintain the separation of BIDS Trading's U.S. equities businesses from Cboe
Global Markets' registered national exchange businesses, and helping to ensure that specified functions of

Cboe Global Markets 2025 Proxy Statement	23

those BIDS Trading's U.S. equities businesses are independent of and not integrated with or otherwise linked to
Cboe Global Markets' registered national exchange businesses.
Executive Committee
The Executive Committee has the authority to exercise the powers and authority of the Board when the convening of the Board is not practicable, except as limited by its charter, the Company's Bylaws and applicable law.
Finance and Strategy Committee
The Finance and Strategy Committee's responsibilities include approving or making recommendations to the
Board regarding the budget, capital allocation, strategic plans, and acquisition, investment, or divestment opportunities.
Risk Committee
The Risk Committee is generally responsible for, among other things, overseeing the risk assessment and risk management of the Company, including risk related to cybersecurity, information technology, environment, and the Company's compliance with laws, regulations, and its policies.
Compensation Committee Interlocks and Insider Participation
Messrs. Fitzpatrick and Parisi and Ms. Froetscher served as members of our Compensation Committee during
2024. No member of the Compensation Committee is a current or former officer or employee of the Company.
In addition, there are no compensation committee interlocks with other entities with respect to any member of the Compensation Committee.
STOCKHOLDER ENGAGEMENT
Cboe Global Markets and its Board are committed to fostering long-term and institution-wide relationships with stockholders and maintaining their trust and goodwill. As a result, each year we interact with stockholders through a variety of engagement activities. These engagements routinely cover strategy and performance, corporate governance, executive compensation, and other current and emerging issues to help ensure that our
Board and management understand and address the issues that are important to our stockholders.
Our key stockholder engagement activities in 2024 included attending investor and industry conferences, participating in informational fireside chats, conducting investor road shows in major U.S. cities, and hosting meetings at our corporate headquarters. Some of these conferences also featured webcasts and replays of the presentations so that our stockholders could listen remotely. In addition, our quarterly earnings calls are open to the general public and feature a live webcast.
Further, in 2024, we also conducted an outreach specifically focused on corporate governance, executive compensation, and proxy season trends and issues, targeting our top stockholders that represented approximately 40% of our common stock outstanding. Through corporate governance outreach and investor and industry conferences, we engaged in meetings with holders of approximately 47% of our common stock outstanding. Through these discussions we gained valuable feedback, and this feedback was shared with the
Board and its relevant Committees.
Based on stockholder feedback, we also took steps to address areas of improvement, including incorporating some of the suggestions into our governance practices and compensation program. For example, in 2024 the
Board amended the Company's Bylaws to provide stockholders with a right to call a special stockholder meeting at the request of 25% or more of the outstanding common shares of the Company. This is the first time our stockholders have been given such a right. The Board took this action in response to a stockholder advisory proposal at the 2024 Annual Meeting of Stockholders which requested the same right at a 10% threshold, as well as input gathered through stockholder outreach. Such outreach efforts included conversations with our largest stockholders which indicated support for a 25% threshold as opposed to a 10% threshold. The Board believes this right is in the best interests of both the Company and its stockholders. A higher portion of our stockholders voted in favor of the 25% special meeting threshold as opposed to the 10% threshold that was also proposed at the 2024 Annual Meeting of Stockholders. The Board believes that a 25% threshold strikes the proper balance between stockholder rights and protecting the Company and its stockholders from potential abuse of the special meeting right.

24	Cboe Global Markets 2025 Proxy Statement

COMMUNICATIONS WITH DIRECTORS
As provided in our Corporate Governance Guidelines, stockholders and other interested parties may communicate directly with our independent directors or the entire Board. Our policy and procedures regarding these communications are located in the Investor Relations section of our website at http://ir.Cboe.com.
INSIDER TRADING POLICY
Our Insider Trading Policy prohibits directors, officers and employees worldwide from trading in Company securities while in possession of material, non-public information about the Company. The Insider Trading Policy is designed to promote compliance with insider trading laws, rules and regulations, as well as the rules and regulations of BZX. The policy also applies to transactions in the securities of other entities to the extent covered persons are in possession of any material, non-public information relating to those securities. Under the policy, certain individuals are prohibited from trading in Company securities during various times throughout the year known as "blackout periods", and certain individuals must receive preclearance from the General Counsel before trading in Company securities.
Our Insider Trading Policy prohibits our executive officers and all employees, except as set forth below, from entering into transactions involving options to purchase or sell our common stock or other derivatives related to our common stock.
Employees, other than our executive officers, may enter covered calls and collars for hedging purposes through the purchase or sale of exchange-traded options, provided that they otherwise comply with the remainder of our
Insider Trading Policy. See "Executive Compensation—Compensation Discussion and Analysis—Other
Executive Compensation Program Considerations—Hedging Policy".
Under the Insider Trading Policy, employees are prohibited from entering into pledges or margin loans of
Company securities.
Our policy on insider trading was filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
Additionally, in 2011, the Board of Directors approved an initial authorization for the Company to repurchase shares of its outstanding common stock of $100 million and subsequently approved additional authorizations for a total authorization of $2.3 billion, as of December 31, 2024. The Company expects to fund repurchases primarily through the use of existing cash balances. The program permits the Company to purchase shares, through a variety of methods, including in the open market or through privately negotiated transactions, in accordance with applicable securities laws. It does not obligate the Company to make any repurchases at any specific time or situation.

Cboe Global Markets 2025 Proxy Statement	25

NON-EMPLOYEE DIRECTOR COMPENSATION
Compensation Philosophy and Summary
Our non-employee director compensation program provides director fees that are generally designed to be paid at competitive levels that are near the median of director fees of our compensation peer group, which is discussed in further detail below in the "Executive Compensation—Compensation Discussion and Analysis"
section. This allows us to attract and retain individuals with the skills, qualifications, and experiences required to sit on our Board.
Annually, the Compensation Committee reviews a competitive market data analysis for non-employee director compensation produced by Meridian Compensation Partners, LLC ("Meridian"), our independent compensation consultant, and recommends changes to our director compensation program, if any, to the Board for approval.
For 2024, our non-employee director compensation program consisted of a mix of: cash and stock retainers, committee member cash retainers, committee chair cash retainers, committee meeting attendance fees, if applicable, and a non-executive Chairman retainer. Committee chairs receive both the applicable committee chair, committee member cash retainers, and committee meeting attendance fees, if applicable.
As part of its 2024 review of retainers and fees in consultation with Meridian, the Compensation Committee recommended, and the Board approved, increasing the Risk Committee member annual cash retainer from
$7,500 to $12,000 to reflect the increased responsibilities and duties of Risk Committee members and to more closely align with the other Committee retainers.
2024 Elements of Director Compensation Program
The compensation of our non-employee directors is based upon a compensation year beginning and ending in
May coinciding with the holding of our Annual Meeting of Stockholders. The following table reflects the base amount payable (i.e., not prorated) with respect to each component of our director compensation program for

26	Cboe Global Markets 2025 Proxy Statement

the Board term ending with the 2024 Annual Meeting of Stockholders and for the Board term ending with the
Annual Meeting in 2025:

Annual Fees	May 2023 — May 2024	May 2024 — May 2025
Cash retainer	$90,000	$90,000
Stock retainer, value based on closing price on date of grant	$170,000	$170,000
Committee chair cash retainer
ATS Oversight	$20,000	$20,000
Audit	$25,000	$25,000
Compensation	$15,000	$15,000
Finance and Strategy	$15,000	$15,000
Nominating and Governance	$15,000	$15,000
Risk	$20,000	$20,000
Committee member cash retainer
ATS Oversight	$7,500	$7,500
Audit	$16,500	$16,500
Compensation	$12,000	$12,000
Finance and Strategy	$12,000	$12,000
Nominating and Governance	$12,000	$12,000
Risk	$7,500	$12,000
Non-Executive Chairman cash retainer fee	$150,000	$150,000
Meeting Fees
Committee meeting attendance fee per meeting attended (only if in excess of each committee's baseline meeting number + 2) (1)	$1,500	$1,500
_____________________________________
(1)The baseline meeting number + 2 for each committee is ATS Oversight (7), Audit (13), Compensation (10),
Finance and Strategy (10), Nominating and Governance (10), and Risk (7).

Cboe Global Markets 2025 Proxy Statement	27

2024 Director Compensation
The compensation of our non-employee directors for their service for the year ended December 31, 2024 is shown in the following table.

Name	Fees Earned or Paid in Cash (1)	Stock Awards (2)	All other Compensation (3)	Total
William M. Farrow, III (4)(5)(6)	$248,591	$170,159	$5,000	$423,750
Edward J. Fitzpatrick (5)(6)(7)	$131,659	$170,159	$5,000	$306,818
Ivan K. Fong (6)	$112,159	$170,159	$—	$282,318
Janet P. Froetscher (5)(6)(7)	$136,659	$170,159	$10,000	$316,818
Jill R. Goodman	$129,000	$170,159	$—	$299,159
Erin A. Mansfield (8)	$96,577	$215,278	$5,000	$316,855
Cecilia H. Mao (8)	$98,325	$215,278	$—	$313,603
Alexander J. Matturri, Jr.	$131,889	$170,159	$2,500	$304,548
Jennifer J. McPeek	$114,000	$170,159	$—	$284,159
Roderick A. Palmore (5)	$130,500	$170,159	$—	$300,659
James E. Parisi (5)(6)(7)	$148,000	$170,159	$15,000	$333,159
Joseph P. Ratterman (5)(9)	$256,155	$—	$10,000	$266,155
____________________________________
(1)The amounts shown in the Fees Earned or Paid in Cash column also include certain fees that were earned in 2024 and were paid in early 2025.
(2)The amounts in the stock award column represent the grant date fair value of equity grants of restricted stock units received by non-employee directors serving on the Board on May 16, 2024, and on February 8,
2024 and May 16, 2024 with respect to Mses. Mansfield and Mao, as computed in accordance with stock-
based compensation accounting rules (Financial Standards Accounting Board ASC Topic 718).
Assumptions used in the calculation of these amounts are included in the footnotes to our 2024 consolidated financial statements, which are included in our Annual Report on Form 10‑K for the year ended December 31, 2024 filed with the SEC. The non-employee directors then-serving on the Board received an equity grant of restricted stock units on May 16, 2024. In addition, Mses. Mansfield and Mao who joined the Board and Committees on February 8, 2024 also received an equity award grant on
February 8, 2024 on a pro-rata basis for the portion of time served in 2024. The equity grants vest on the earlier of the one-year anniversary of the grant date or the completion of their final year of director service, subject to the director's continuous service through the vesting date. Other than Mr. Ratterman who did not receive an equity grant in 2024 since he resigned on February 5, 2024 and Mses. Mansfield and Mao, each of the listed directors held 937 shares of unvested restricted stock units as of December 31, 2024. Mses.
Mansfield and Mao each held 1,182 shares of unvested restricted stock units as of December 31, 2024.
(3)Amounts shown in the All Other Compensation column represent matching gifts made to qualified non-profit organizations on behalf of non-employee directors and do not represent total charitable contributions made by them during the year. Amounts represent those provided through our Matching Gift Program that is available to non-employee directors. During 2024, we matched eligible gifts from a minimum of $50 to an aggregate maximum gift of $10,000 per non-employee director, per calendar year. In addition, in 2024, we matched at a rate of 1.5x eligible gifts from a minimum of $50 to an aggregate maximum of $1,000 per non-
employee director, per calendar year to organizations that support select charitable causes. Amounts also represent those provided through our Cboe Political Action Committee ("PAC") Matching Gift Program that is available to non-employee directors. In 2024, we matched PAC contributions with eligible gifts from a minimum of $50 to an aggregate maximum of $5,000 per non-employee director, per calendar year.
(4)The amount shown in the Fees Earned or Paid in Cash column for Mr. Farrow also include the non-
executive Chairman cash retainer fee and the Finance and Strategy Committee member cash retainer fee for his membership on that Committee.
(5)The amounts shown in the Fees Earned or Paid in Cash column also include fees of $1,500 for Messrs.
Farrow, Fitzpatrick, Palmore, Parisi, and Ratterman and Ms. Froetscher for attending meetings for the
Special Committee.

28	Cboe Global Markets 2025 Proxy Statement

(6)Mr. Fitzpatrick and Ms. Froetscher each elected to defer 100% of their 2024 cash fees (excluding any fees paid from service to a subsidiary board of directors or committee), and Messrs. Farrow, Fong, and Parisi and Mses. Goodman and Mao each elected to defer 100% of their 2024 equity grant.
(7)The amounts shown in the Fees Earned or Paid in Cash column also include committee meeting attendance fees of $3,000 for Messrs. Fitzpatrick and Parisi and Ms. Froetscher for attending
Compensation Committee meetings in excess of the baseline meeting number + 2.
(8)Mses. Mansfield and Mao who joined the Board and Committees on February 8, 2024 received the same compensation and equity as described above for all other directors, but on a pro-rata basis for the portion of time served in 2024.
(9)Mr. Ratterman resigned from the Board and Committees on February 5, 2024. The amount shown in the
Fees Earned or Paid in Cash column for Mr. Ratterman also includes (i) the cash retainers while on the
Board and (ii) a cash payment of $222,280 in lieu of the unvested 2023 equity grant that he forfeited when he resigned on February 5, 2024.
Deferred Compensation
Starting with 2023 compensation, U.S. based non-employee directors could elect to defer receipt of all or a portion of his or her annual cash retainer and any meeting fees pursuant to a valid deferral election under the
Cboe Global Markets, Inc. Deferred Compensation Plan (f/k/a the Deferred Compensation Plan for Officers)
(the "Cash Deferral Plan"). To the extent that any such cash payments are deferred, they are credited to a notional account and will be invested in either a retirement target date fund or other investment option selected by the director under the terms of the Cash Deferral Plan.
Also, starting with 2023 compensation, non-employee directors could elect to defer all of their annual restricted stock unit grants into a stock account pursuant to a valid deferral election under the Cboe Global Markets, Inc.
Director Equity Deferral Plan (the "Equity Deferral Plan"). Subject to and following satisfaction of the applicable vesting requirements, the plan credits notional stock units for the restricted stock units until distribution in the form of shares of common stock upon the distribution date. Deferred restricted stock units will remain eligible for dividend equivalents, with U.S. based directors receiving dividend equivalents on a current basis and non-U.S.
based directors having their dividend equivalents deferred (but not reinvested) until the underlying shares are distributed.
Neither plan permits matching contributions and deferred cash amounts are fully vested and deferred equity grants are subject to applicable vesting requirements. In general, amounts deferred are paid to a non-employee director dependent on the elections of the director, which could be: (i) the date elected by such director; (ii) the director's separation from service; or (iii) the date a change of control (as defined in the Cash Deferral Plan and the Equity Deferral Plan) occurs. In the event the director's death or qualifying disability, the elections of the director are overridden. Amounts deferred under the Cash Deferral Plan are paid in cash in a single sum payment or, at the director's election, in installments (other than on a change in control). Amounts deferred under the Equity Deferral Plan are paid in shares of common stock in a single lump sum.
Director Stock Ownership and Holding Guidelines
The Compensation Committee has adopted stock ownership and holding guidelines, which provide that each non-employee director should own stock equal to 5 times the cash annual retainer for directors within 5 years of joining the Board. For purposes of this ownership and holding requirement, (a) shares owned outright or in trust,
(b) restricted stock or restricted stock units, including shares that have been granted but are unvested, and (c)
vested, deferred restricted stock units, are included. In addition, each non-employee director is required to hold all shares received from annual equity awards until the guidelines are met, except for sales of shares to pay taxes with respect to the vesting or exercising of equity grants. Other than Mses. Mansfield and Mao who were first elected to our Board in 2024, each of the non-employee incumbent directors as of December 31, 2024 has met the ownership requirement as of December 31, 2024.
Director Hedging and Pledging Policies
Under our Insider Trading Policy, our directors are prohibited from entering into transactions involving options to purchase or sell our common stock or other derivatives related to our common stock. Our Insider Trading Policy also prohibits directors from entering into any pledges or margin loans on shares of our common stock. In 2024, none of the directors had hedges, pledges, or margin loans on shares of our common stock. See also
"Corporate Governance—Insider Trading Policy".

Cboe Global Markets 2025 Proxy Statement	29

EXECUTIVE COMPENSATION
PROPOSAL 2—ADVISORY VOTE TO APPROVE
EXECUTIVE COMPENSATION
In accordance with Section 14A of the Exchange Act, the Board is providing our stockholders with an advisory vote to approve executive compensation. This advisory vote, commonly known as a "say-on-pay" vote, is a non-
binding vote to approve the compensation paid to our named executive officers as disclosed in this proxy statement in accordance with SEC rules. The Board has adopted a policy of providing for annual "say-on-pay"
votes in accordance with the results of our last stockholder advisory vote.
As discussed in the "Compensation Discussion and Analysis" section, our executive compensation program is designed to meet the following objectives:
Attract and retain talented and dedicated executives,
Motivate our executives to achieve corporate goals that create value for our stockholders, and
Align the compensation of our executive officers with stockholder returns.
The Compensation Committee has implemented the following best practices applicable to our executive officers to help achieve these objectives:
A high proportion of total compensation is in the form of performance-based compensation with limits on all incentive award payouts,
Incentive awards are linked to the achievement of financial and relative stock price performance goals,
Stock ownership and holding guidelines,
Double trigger change in control provisions in equity awards and for severance benefits in the Executive
Severance Plan,
Prohibition on hedging of Company stock,
Prohibition on pledging of Company stock,
No tax gross-up payments in the event of a change in control, and
Clawbacks of compensation.
We believe that the compensation paid to the named executive officers is appropriate to align their interests with those of our stockholders to generate stockholder returns. Accordingly, the Board recommends that our stockholders vote in favor of the say-on-pay vote as set forth in the following non-binding resolution:
RESOLVED, that our stockholders approve, on an advisory basis, the compensation paid to our named executive officers, as disclosed in this Proxy Statement, including under the heading "Compensation
Discussion and Analysis", the accompanying compensation tables and the corresponding narrative discussion.
As this is an advisory vote, the outcome of the vote is not binding on us with respect to executive compensation decisions, including those relating to our named executive officers. Our Compensation Committee and Board value the opinions of our stockholders. The Compensation Committee and Board will consider the results of the say-on-pay vote and evaluate whether any actions should be taken in the future.
The Board recommends that the stockholders vote FOR approval, in a non-binding resolution, of the compensation paid to our executive officers.

30	Cboe Global Markets 2025 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis section is intended to provide our stockholders with an understanding of our compensation practices and philosophy, material elements of our executive compensation program, and the decisions made in 2024 with respect to the total compensation awarded to, earned by, or paid to each of the following 2024 "named executive officers" or "NEOs":

Name	Title*
Fredric J. Tomczyk	Chief Executive Officer
Jill M. Griebenow	Executive Vice President, Chief Financial Officer
David Howson	Executive Vice President, Global President
Christopher A. Isaacson	Executive Vice President, Chief Operating Officer
Patrick Sexton	Executive Vice President, General Counsel and Corporate Secretary
________________________________________________
*Titles are as of December 31, 2024.

Cboe Global Markets 2025 Proxy Statement	31

This Compensation Discussion and Analysis section is organized as follows:

32	Cboe Global Markets 2025 Proxy Statement

Executive Summary
Principal Components of 2024 Executive Compensation

Base Salary
Fixed level of cash compensation based on performance, expertise, experience, and market value
Target annual incentive is based on percentage of base salary
Annual Incentive Bonus
Provides variable cash compensation payout opportunities if pre-established EBITDA and net revenue corporate, individual, and DEI performance goals are met over a one- year performance period
Individual performance goals include corporate strategy goals and individual goals tailored to the executive
DEI performance goals include a review of various metrics and an executive's related behaviors and self-assessment
Payout range is 0% to 200% of executive's target bonus opportunity
Long-Term Equity Awards—Restricted Stock Units
Provides compensation in the form of Company shares if 3- year graded service period is met
Aligns interests of our executives with those of our stockholders, encourages retention for executives, and motivates executives to focus on our long-term growth and increase stockholder value
Long-Term Equity Awards—Performance Stock Units
Provides variable compensation in the form of Company shares if pre-established relative total stockholder return ("TSR") and earnings per share ("EPS") goals are met over a 3-year period
Aligns the interests of our executives with stockholders, provides significant incentive for retention, and motivates our executives to focus on our long-term growth and increase stockholder value
Payout range is 0% to 200% of executive's target number of PSUs
CEO's Target Pay Mix*
at risk
Other NEOs' Target Pay Mix
at risk
_____________________________________
*In 2023, Mr. Tomczyk received a long-term equity award of Restricted Stock Units for his appointment to
CEO for the reasons set forth below under "Long-Term Incentive Plan—Mr. Tomczyk's 2023 CEO
Appointment Grant". The CEO's target pay mix chart includes a pro rata portion of the long-term equity grant made to Mr. Tomczyk in 2023 for the remainder of 2023 and for 2024.

Cboe Global Markets 2025 Proxy Statement	33

Performance Affecting Fiscal 2024 Annual Incentive Pay Outcomes

2024 Net Revenues	2024 Adjusted EBITDA (1)
$2,071 Million	$1,363 Million

102.6% of Target Achieved	104.2% of Target Achieved
Performance Affecting 2022-2024 PSU Pay Outcomes

3-Year Relative TSR	3-Year Cumulative Adjusted Diluted EPS (1)
83rd Percentile	$23.34

200.0% of Target PSUs Earned	161.5% of Target PSUs Earned
_________________________________________________
(1)Adjusted earnings before interest, taxes, depreciation, and amortization ("adjusted EBITDA") and 3-year cumulative adjusted diluted EPS are non-GAAP measures and reconciliations to GAAP measures are provided in Appendix A.
Compensation Governance Practices

What we do	What we don't do
Mitigate compensation risk
Enforce robust mandatory stock ownership
and holding guidelines
Utilize independent compensation consultant
Maintain a Compensation Committee that is
composed solely of independent directors
Active engagement with stockholders
Maintain double trigger change in control
provisions in equity awards and for
severance benefits in the Executive
Severance Plan
Apply mandatory and supplemental
clawback policies to cash incentive and
equity incentive awards for executives
Impose maximum caps and limits on short-
and long-term incentive award payouts

No hedging of Company stock by executives
No pledging of Company stock by executives
No payment of tax gross-ups upon a change
in control or otherwise
No current use of employment contracts
No payouts for corporate performance below
threshold level
No excessive perquisites
No guaranteed incentive payments

34	Cboe Global Markets 2025 Proxy Statement

2024 Business Highlights
Cboe Global Markets and its Board are committed to a corporate mission and strategy designed to create long-
term stockholder value. Our strategy is to build one of the world's largest global derivatives and securities networks to create value and drive growth by:
1.Fueling growth of the core business in Global Derivatives;
2.Enhancing recurring revenue opportunities through Data Vantage (f/k/a Data and Access Solutions);
3.Harnessing our global network to expand product reach and access;
4.Leveraging our superior technology to drive innovation; and
5.Disciplined allocation of capital and resources to areas where we expect to see the strongest long-term returns for stockholders.
The following is a brief summary of our 2024 business highlights as they relate to the ongoing commitment of our team and the Board to this strategy and the key performance metrics used in our performance-based compensation program.
Financial Results
◦Net revenues of $2,072 million for 2024, up 8% from $1,918 million for 2023.
◦Diluted EPS of $7.21 for 2024, up 1% from $7.13 for 2023.
Business Results
◦Achieved record volumes in our options segment:
▪Total options average daily volume ("ADV") reached an all-time high of contracts traded per day - the fifth consecutive record-breaking year; and
▪Cboe's proprietary product suite set several ADV records for the year, including in S&P 500
Index (SPX) options, Cboe Volatility Index (VIX) options, and XSP (Mini-SPX) options.
◦Launched new products and added new indices, such as:
▪Cash-settled margin Bitcoin and Ether Futures,
▪Options on VIX Futures,
▪Cboe S&P 500 Variance Futures,
▪Cboe Bitcoin U.S. ETF Index and options thereon, and
▪U.S. Treasury Market Volatility Index.
◦Enhanced existing collaborations with S&P Dow Jones Indices with plans to launch the Cboe S&P
500 Constituent Volatility Index, FTSE Russell to drive innovation in digital asset derivatives, and with MSCI to offer new index options and volatility indices.
◦Collaborated with a major retail broker to begin offering our index options to their customers and thereby expanding retail access.
◦Introduced dedicated cores in our equities markets, which is an optional service for customers to host their specific order entry ports on their own dedicated CPU cores to help enhance consistency and improve overall performance for customers.
◦Introduced a new access architecture in one of our U.S. options markets to help provide customers greater consistency for quoting and accessing liquidity.
◦Built out our technology offerings in each of the U.S. and our international markets.
◦Introduced a central counterparty clearing service for European Securities Financing Transactions.
◦Continued to expand our geographic footprint with a minority stake in Japannext, the largest PTS in
Japan.
◦Cboe Australia and Cboe Japan achieved market share records.
◦Cboe FX achieved a record full year spot average daily notional value, eclipsing last year's record.

Cboe Global Markets 2025 Proxy Statement	35

◦Reallocated technology resources from integration efforts to organic revenue opportunities in Cboe
Data Vantage and other business lines.
◦Realigned digital asset business to leverage its core strengths in derivatives, technology, and product innovation.
◦Explored ways to utilize and adopt AI and created an AI Center of Excellence.
We believe that the performance of the Company demonstrates that management is keenly focused on driving the Company for sustainable long-term growth, while obtaining short-term results. Our business continued to generate strong cash flows from operations and we were able to return $454 million to stockholders through dividends and share repurchases while retaining the flexibility to pursue new growth opportunities. To that end, in 2024:
In keeping with our goal of consistent and sustainable dividend growth, we increased our quarterly dividend by 15% to $0.63 per share and paid cash dividends of $249 million; and
We repurchased 1.15 million of our outstanding shares of common stock under a share repurchase program for a total of $204 million.
As a result of these solid results in 2024 and capital allocation decisions, as of December 31, 2024, we achieved total stockholder returns and compound annual growth rates ("CAGR"), including reinvested dividends, of approximately:
11% over the past year;
56% over the past three years, a 16% CAGR;
75% over the past five years, a 12% CAGR; and
208% over the past ten years, a 13% CAGR.
Executive Compensation Program Practices
Compensation Philosophy and Summary
Our executive compensation program is designed to attract and retain talented and dedicated executives who are instrumental in our achievement of key strategic business objectives. To meet these objectives, the
Compensation Committee designed and implemented a program that links a substantial portion of executive compensation to the achievement of pre-set corporate and individual performance goals.
The Compensation Committee believes that our executive compensation program plays a vital role in contributing to the achievement of key strategic business objectives that ultimately drive long-term business success. Accordingly, we designed our executive compensation program to focus our executives on achieving critical corporate financial and strategic goals, while taking steps to position the business for sustained growth in financial performance over time.

36	Cboe Global Markets 2025 Proxy Statement

Our 2024 executive compensation program (other than with respect to Mr. Tomczyk's 2023 long-term equity award, which was comprised solely of restricted stock units) generally consisted of the following elements, in addition to retirement, health, and welfare benefits:
Base Salary
Net Revenue
The following charts show the 2024 total target compensation mix for the CEO and the other NEOs as a group.
Annual Incentive
(Bonus)
Long-Term Equity
Awards
Total Pay
Corporate
Performance
Individual
Performance
Adjusted EBITDA
Individual Goals
DEI Performance
DEI Goals
Restricted Stock
Units
Performance Stock
Units
Time-Based
Vesting
Total Stockholder
Return
Earnings Per Share
70%
20%
10%
50%
50%
25%
25%
The majority of 2024 total target compensation is "at-risk" (i.e., linked to achievement of performance goals and/
or the value is tied to our common stock price) and, further, the majority of "at-risk" pay is in the form of equity awards. Total target compensation is the sum of an executive officer's 2024 target annual pay opportunities for their respective roles, does not include special one-time long-term equity awards granted, and includes a pro rata portion of the long-term equity grant made to Mr. Tomczyk in 2023 for the remainder of 2023 and 2024.
CEO's Target Pay Mix*
at risk
Other NEOs' Target Pay Mix
at risk
_____________________________________
*For more information on Mr. Tomczyk's 2023 long-term equity award grant, see "Long-Term Incentive Plan
—Mr. Tomczyk's 2023 CEO Appointment Grant".
Company's Response to Stockholder Vote on Say-on-Pay
At the 2024 Annual Meeting of Stockholders, our "say-on-pay" proposal received the support of approximately
84% of the votes cast for approval of our 2023 executive compensation program as disclosed in our 2024 Proxy
Statement, and every year since going public in 2010, we have received over 84% stockholder support of our executive compensation programs.
The Compensation Committee has reviewed the results of the stockholder vote on our 2023 executive compensation program and considered such results supportive of our executive compensation program and the
Compensation Committee's measured approach to modifying our compensation practices to enhance their

Cboe Global Markets 2025 Proxy Statement	37

alignment with stockholder interests. In addition, the Compensation Committee has determined that the vote result and stockholder engagement did not warrant any large-scale changes to our executive compensation program; however, as discussed below, the Compensation Committee continues to take steps to help ensure our compensation practices remain aligned with best practices and stockholder interests. See "Corporate
Governance—Stockholder Engagement" for more information about our stockholder outreach.
Compensation Refinements
In late 2023 and in 2024, the Compensation Committee approved two important refinements to our compensation programs: (i) new equity awards will impose additional requirements for continued vesting upon an employee's qualified retirement and (ii) cash and equity incentive awards will be subject to a new supplemental discretionary clawback policy.
In connection with the grants of new equity awards starting in 2024, the new award agreements impose a new
6-months' advance notice requirement prior to a retirement in order to be eligible for continued vesting upon an employee's qualified retirement. More specifically, the award agreements provide that in the event of a participant's retirement and the submission of prior 6-months' notice and satisfaction of other requirements, all unvested outstanding RSUs and a pro-rata portion of unvested outstanding PSUs will remain outstanding and be distributed in accordance with the award's original vesting and settlement schedule, even after the applicable retirement date. Retirement eligibility will require, in addition to attaining 55 years of age and 10 years of continuous service, submission of 6 months of advanced written notice of a retirement and submission, approval, and satisfactory completion of a transition plan. These changes were made to help promote more orderly transitions of employees, increase the retentive benefits of our equity awards (including for retirement eligible employees), and to better align the interests of our employees with our long-term business strategy and our stockholders as well as with market practice.
Effective December 18, 2024, we adopted a supplemental discretionary clawback policy that provides following a covered event, the Compensation Committee may, in its sole discretion, recover up to 100% of the cash
(excluding base salary, commissions, and other qualified retirement benefits) and equity compensation
(including time and performance based equity grants) received by current and former executive officers and other executive vice presidents. Covered events include engaging, after the effective date, (i) in any breach of any restrictive covenants owed to the Company or (ii) in any conduct that is or could be grounds for termination for cause. The supplemental discretionary clawback policy is in addition to our mandatory clawback policy which requires recoupment of excess incentive compensation due to a financial restatement. For more information on the supplemental discretionary clawback policy and the mandatory clawback policy, see "Other Executive
Compensation Program Considerations—Clawbacks".
Executive Compensation Program Governance Cycle
Throughout the year, the Board and the Compensation Committee are heavily involved in reviewing, monitoring, and approving, as applicable, the executive compensation program. The Compensation Committee, composed of all independent directors, is responsible for reviewing the various components of the total compensation program for all executive officers. The Compensation Committee met 7 times in 2024.
The Compensation Committee either approves or makes recommendations to the Board regarding compensation related decisions. Mr. Tomczyk and Ms. Griebenow generally attended portions of the 2024 meetings of the Compensation Committee to provide information and assistance, other than when the
Compensation Committee discussed the respective executive's compensation.

38	Cboe Global Markets 2025 Proxy Statement

While specific topics may vary from meeting to meeting and quarter to quarter, the following illustration describes the general annual cycle of the Board's and Compensation Committee's activities.
Q1
- For prior service year:
+ Review company and PSU performance
+ Evaluate individual and DEI performance
+ Determine incentive payment amounts
+ Approve CD&A and Compensation Committee Report
- For current service year:
+ Finalize base salary and target annual incentive opportunity
+ Finalize amounts, structure, mix and equity performance goals
+ Finalize corporate strategic, individual, and DEI goals
+ Approve non-employee director compensation
- Discuss investor outreach, including executive compensation feedback
Independent Compensation Consultant
Q3
- Review proxy advisory firm feedback
- Evaluate independence of compensation consultant
- Assess any potential risks arising from compensation policies and practices
- Executive succession planning
- Conduct Compensation Committee annual self-assessment
Q4
- Review year-to-date company and PSU performance
- Discuss potential structure, mix and equity
performance goals
- Discuss potential corporate strategic, individual, and
DEI goals
Q2
- Determine peer group composition
- Review stock ownership and holding levels
- Review stockholder vote on "say-on-pay" proposal
- Approve non-employee director equity awards
For 2024, the Compensation Committee engaged Meridian as its independent compensation consultant to provide the Compensation Committee with advice and assistance related to the design of our executive compensation program.
Meridian reviews our executive compensation program and advises the Compensation Committee on best practices and plan design to help improve the program's effectiveness and alignment with market practices. In addition, Meridian provides advice to the Compensation Committee on the Company's compensation peer group and on the competitive positioning of the various components of the executive compensation program.
Meridian consultants regularly attend meetings of the Compensation Committee. Meridian also meets with the
Compensation Committee in executive session without management present and may communicate directly, as needed, with members of the Compensation Committee and the Board at large. Based on a review of its engagement of Meridian, and consideration of factors set forth in SEC and BZX rules, the Compensation
Committee determined that Meridian's work did not raise any conflicts of interest and that it is independent from management.
Peer Group and Comparative Data
For 2024 compensation decisions, the Compensation Committee considered competitive market data derived from a 21-company custom peer group and an executive compensation survey published by a third party that solely covered exchange holding companies, financial services firms, and technology-focused companies of similar size to Cboe.
The 21-company custom peer group was composed of exchange holding companies, financial services firms, and technology-focused companies with corporate profiles similar to ours. The Company's annual revenue fell

Cboe Global Markets 2025 Proxy Statement	39

near the median of the peer group and the market capitalization and number of employees fell below the median of the peer group.
The Compensation Committee used the market data derived from the peer group and the executive compensation survey as points of reference, rather than as the sole determining factor in setting compensation for our NEOs.

Peer Group
Akamai Technologies, Inc.	LPL Financial Holdings Inc.
Broadridge Financial Solutions, Inc.	MarketAxess Holdings Inc.
CME Group Inc.	MSCI Inc.
Deutsche Borse AG	Nasdaq, Inc.
Equifax Inc.	SEI Investments Company
Euronet Worldwide, Inc.	Stifel Financial Corp.
FactSet Research Systems Inc.	Synopsys, Inc.
Fortinet, Inc.	TransUnion
Intercontinental Exchange, Inc.	Verisk Analytics, Inc.
Jack Henry & Associates, Inc.	Virtu Financial, Inc.
London Stock Exchange Group plc
Following the 2024 compensation decisions, the Compensation Committee reviewed the peer group. The
Committee reviewed the data provided by Meridian and compared our corporate performance to our peer group in the areas of revenues, gross profit, market capitalization, and number of employees. The Committee also considered business descriptions, complexity of business, and other qualitative factors. The Committee approved one change to the peer group in 2024, removing Synopsys, Inc. following its recent acquisitions activity because it no longer had a corporate profile similar to ours. The change decreased the number of peers from 21 to 20 companies. With respect to the updated peer group, the Company's annual revenue and number of employees fell below the median of the peer group and the market capitalization fell near the median of the peer group.
2024 Elements of Executive Compensation Program
Base Salary
The base salary for our NEOs is designed to be part of a competitive total compensation package when compared to our peer group. Base salary provides our NEOs with a measure of certainty within their total compensation package and provides a baseline for their target payout opportunity under the annual incentive plan. In setting base salary, in addition to considering market benchmark data derived from our peer group and an executive compensation survey, the Compensation Committee also considered for each NEO the following factors:

Position,	Individual performance,

Experience,	Potential to influence our future success, and

Industry specific knowledge,	Total compensation.

Level of responsibility,
For 2024, the Compensation Committee approved or made recommendations to the Board regarding the base salaries for each of the NEOs, with input in part from Mr. Tomczyk regarding the individual performances of

40	Cboe Global Markets 2025 Proxy Statement

Messrs. Howson, Isaacson, Sexton and Ms. Griebenow. Below are the annualized base salary amounts at
December 31, 2024 and 2023 for the NEOs and the aggregate percent change.

Named Executive Officer	2023 Base Salary (1)	2024 Base Salary (1)	Percent Change
Fredric J. Tomczyk	$1,000	$1,000	—%
Jill M. Griebenow (2)	$500	$500	—%
David Howson	$625	$625	—%
Christopher A. Isaacson	$650	$650	—%
Patrick Sexton (3)	$430	$450	5%
____________________________________
(1)In thousands.
(2)Ms. Griebenow's 2023 base salary from January 1, 2023 through February 28, 2023 was a pro rata portion of $350,000, March 1, 2023 through July 9, 2023 was a pro rata portion of $374,500, and then from July 10,
2023 through December 31, 2023 was a pro rata portion of $500,000.
(3)Mr. Sexton's 2023 base salary from January 1, 2023 through February 28, 2023 was a pro rata portion of
$415,000 and then from March 1, 2023 through December 31, 2023 was a pro rata portion of $430,000. Mr.
Sexton's 2024 base salary from January 1, 2024 through February 29, 2024 was a pro rata portion of
$430,000, and then from March 1, 2024 through December 31, 2024 was a pro rata portion of $450,000.
The base salary for Mr. Sexton increased due to his assumption of additional responsibilities and to align compensation more closely with comparative market data.
Annual Incentive
Overview. The annual incentive, or bonus, component of the total compensation package paid to our NEOs is designed to reward the achievement of key corporate and individual performance goals that drive our annual operating and financial results.
The Compensation Committee established a target annual incentive opportunity for each of the NEOs by considering market benchmark data derived from our peer group and an executive compensation survey, and separately by considering the following factors:

Position,	Individual performance,

Experience,	Potential to influence our future success, and

Industry specific knowledge,	Total compensation.

Level of responsibility,
2024 Target Annual Incentive Opportunity. The table below shows each NEO's 2023 and 2024 target annual incentive opportunity, shown as a percentage of salary, and the change in percentage points.

Named Executive Officer	2023 Target Annual Incentive Opportunity as Percentage of Base Salary	2024 Target Annual Incentive Opportunity as Percentage of Base Salary	Change in Percentage Points
Fredric J. Tomczyk	165%	165%	— pts
Jill M. Griebenow (1)	120%	130%	10 pts
David Howson (2)	135%	150%	15pts
Christopher A. Isaacson	150%	150%	— pts
Patrick Sexton	120%	120%	— pts
____________________________________
(1)Ms. Griebenow's 2023 target annual incentive opportunity from January 1, 2023 through July 9, 2023 was
60% of her base salary, and then from July 10, 2023 through December 31, 2023 was 120% of her base

Cboe Global Markets 2025 Proxy Statement	41

salary. Ms. Griebenow was appointed Chief Financial Officer effective July 10, 2023, prior to which she held the title of Chief Accounting Officer. The increase in annual incentive opportunity in 2023 was in connection with Ms. Griebenow's promotion.
Ms. Griebenow's 2024 target annual incentive opportunity from January 1, 2024 through February 29, 2024 was 120% of her base salary, and then from March 1, 2024 through December 31, 2024 was 130% of her base salary.
(2)Mr. Howson's 2024 target annual incentive opportunity from January 1, 2024 through February 29, 2024 was 135% of his base salary, and then from March 1, 2024 through December 31, 2024 was 150% of his base salary.
The target annual incentive opportunity for Ms. Griebenow and Mr. Howson increased due to their assumption of additional responsibilities and to align compensation more closely with comparative market data.
The Compensation Committee determines actual annual incentive bonus payouts based on achieved results measured against pre-established performance goals. The use of pre-established performance metrics and related goals creates an annual incentive plan that rewards our executive officers for strong performance, reduces payouts when performance does not meet target and eliminates payouts if performance does not meet threshold. In addition, the performance metrics and related goals create a structured, formulaic annual incentive plan—the executive officers know throughout the year what needs to be accomplished and what specific bonus dollar amounts can be earned at different performance levels.
Annual Incentive Payout Formula and Opportunity. The following is a graphical depiction showing the formula used for determining annual incentive bonus payouts.
Base Salary
Target
Incentive
Percentage
Opportunity
Percentage
of Target
Incentive
Earned
Annual
Incentive
Payout
Weighted Sum of Percentage
Payouts of Target for Corporate,
Individual, and DEI Metrics
Metric
Weighting
Percentage
Payout of
Target for
each Metric
For the 2024 annual incentive plan the Compensation Committee approved three types of performance metrics:
(i) corporate financial performance metrics (weighted 70%), (ii) individual performance metrics (weighted 20%), and (iii) DEI performance metrics (weighted 10%). The Compensation Committee established goals at threshold, target, and maximum performance levels with respect to the corporate financial performance metrics.
However, given the nature of the individual and DEI performance metrics, the Compensation Committee did not set a range of individual and DEI performance levels. Rather, the Compensation Committee determined each
NEO's payout based on the assessment of the executive officer's actual performance measured against pre-
established individual and DEI performance goals, which are set forth in further detail below. In general, changes to base salary and target annual incentive opportunity are effective March 1, 2024.

42	Cboe Global Markets 2025 Proxy Statement

The Company will pay no annual incentive bonus to a named executive officer with respect to a corporate financial metric, if the actual performance for such corporate financial metric is below threshold. The following chart shows the bonus payout opportunity for each NEO at various performance levels.

	Base Salary (1)	Target Annual Incentive Opportunity as Percentage of Base Salary	Annual Incentive Payout Opportunity (1)
Named Executive Officer			Threshold	Target	Maximum
Fredric J. Tomczyk	$1,000	165%	$289	$1,650	$3,300
Jill M. Griebenow (2)	$500	See note 2	$112	$642	$1,283
David Howson (3)	$625	See note 3	$161	$922	$1,844
Christopher A. Isaacson	$650	150%	$171	$975	$1,950
Patrick Sexton (4)	See note 4	120%	$94	$536	$1,072
_____________________________________
(1)In thousands.
(2)Ms. Griebenow's 2024 target annual incentive opportunity from January 1, 2024 through February 29, 2024 was 120% of her base salary, and then from March 1, 2024 through December 31, 2024 was 130% of her base salary.
(3)Mr. Howson's 2024 target annual incentive opportunity from January 1, 2024 through February 29, 2024 was 135% of his base salary, and then from March 1, 2024 through December 31, 2024 was 150% of his base salary.
(4)Mr. Sexton's 2024 base salary from January 1, 2024 through February 29, 2024 was a pro rata portion of
$430,000, and then from March 1, 2024 through December 31, 2024 was a pro rata portion of $450,000.
Corporate Financial Performance Measures, Goals, and Outcomes. For the 2024 annual incentive plan, the
Compensation Committee approved the following corporate financial performance metrics for Messrs. Tomczyk,
Howson, Isaacson, and Sexton and Ms. Griebenow: (i) corporate-wide net revenue (weighted 30%) and (ii)
corporate-wide adjusted EBITDA (weighted 40%). These performance metrics, in the aggregate, are weighted
70% of each NEO's target annual incentive opportunity.
The Compensation Committee approved the corporate financial performance metrics for the NEOs for the following reasons:
To align the interests of our executives with stockholders,
To focus our executives on long-term growth by continuing to increase our revenue and earnings by increasing volumes in our products, and
To allocate a larger weighting to adjusted EBITDA growth rather than to revenue growth because executives are able to influence adjusted EBITDA growth to a greater degree than revenue growth.
The Compensation Committee also established goals at threshold, target, and maximum performance levels and payouts with respect to the corporate performance metrics. The Compensation Committee used straight-
line interpolation to determine payouts for performance results in between the threshold and target performance levels and in between the target and maximum performance levels. The percentage payout of target incentive opportunity for each of the metrics is 25% for threshold, 100% for target, and 200% for maximum.
For each NEO, the table below shows the corporate performance metric threshold, target, and maximum goals, actual performances and percentage payouts of target for 2024. The table below also shows each officer's 2024
Percentage Payout of Target based on achieved performance.

Performance Metrics	Weighting	Threshold*	Target*	Maximum*	Actual*	Percentage Payout of Target
Net Revenue	30%	$1,818	$2,020	$2,222	$2,071	126.0%
Adjusted EBITDA (1)	40%	$1,112	$1,308	$1,505	$1,363	128.0%
____________________________________
*In millions.

Cboe Global Markets 2025 Proxy Statement	43

(1)Adjusted EBITDA for the Company is a non-GAAP measure used by the Company and a reconciliation of actual performance to a GAAP measure is provided in Appendix A.
The achievement of net revenue and adjusted EBITDA are measured as of December 31, 2024. The target
2024 net revenue and adjusted EBITDA projections were presented to and reviewed by the Board as part of the
Company's annual budgeting process. Adjustments to the target corporate-wide adjusted EBITDA projections was further reviewed in February 2025 by the Board. The adjusted EBITDA projection for the Company excludes the performance of our minority investments, such as 7Ridge Fund (which owns Trading
Technologies), since earnings related to these investments do not reflect actual corporate performance. In
February 2025, the Board approved the actual performances of the corporate-wide net revenue and corporate-
wide adjusted EBITDA.
Individual Performance. For the 2024 annual incentive plan, individual performance goals comprised 20% of each NEO's target annual incentive opportunity. Based upon the level of achievement for the individual performance goals, the Compensation Committee determined the payout percentage of target annual incentive award opportunity for individual performance for each NEO.
In 2024, with respect to each NEO, the Compensation Committee set the following corporate strategic goals and considered, among other items, the following achieved performance in 2024:

Goal	Performance
Create World-Class Employee
Experience
Continuously enhance our employee
experience through culture, ethics and
communications to achieve satisfaction,
engagement, career development,
inclusion and retention

•Regular communications with employees, such as townhalls,
weekly letters, and fireside chats
•Completed and analyzed employee engagement and pulse
surveys, while keeping similar engagement scores
•Launched new employee resource groups and increased
engagement and participation in such groups
•Introduced a new performance management program
•Emphasized the importance of employee mental health
•Held routine succession planning meetings to determine
appropriate talent pipeline
•Named best place to work by third parties

Focus on Client Driven Solutions
Listen to our customers to develop and
deploy smart, innovative products and
services to address their needs and
support efficient markets
Invest in and measure organic growth
initiatives

•Completed projects across all business lines to deliver client driven solutions
•Grew client meetings, penetration, and contacts and
broadened targeted content delivery campaigns
•Grew the client coordination model and initiated the cross sell initiative
•Reported quarterly on organic growth of businesses
•Provided world class education on our products through
conferences, including a Risk Management Conference in
Utah

44	Cboe Global Markets 2025 Proxy Statement

Expand & Enhance Global Derivatives
Offering
Drive market innovation, transparent
liquidity and risk-transfer solutions
across our exchanges and clearing
houses, while broadening access to
more global participants

•Launched new products and indices such as cash-settled
margin Bitcoin and Ether Futures, Options on VIX Futures,
Cboe S&P 500 Variance Futures, Cboe Bitcoin U.S. ETF
Index and options thereon, and US Treasury Market Volatility
Index
•Unified derivatives business lines to integrate Cboe Labs,
Cboe Options Institute, and Cboe European Derivatives into
a single global business unit
•Asia Pacific expansion plan developed and commenced
•Made wide range of functionality, market structure, and
technology improvements across options and futures
•Invested in enhancements to market intelligence group and
education
•Expanded FLEX options functionality

Expand Global Data Vantage Footprint
Grow non-transaction revenue globally
Be on the forefront of data content, index
and analytics product creation and
distribution to support greater customer
insights and decision making throughout
the trade lifecycle

•Established new branding to change Data and Access
Solutions to Data Vantage
•Successfully restructured Data Vantage team
•Simplified RMA products, added new market data feeds, and
rolled out new time stamping service
•Continued expansion of Cboe Global Cloud and increase in
distribution of Cboe data

Deliver Leading-Edge Technology
Deliver trusted, best-in-class global
securities platforms with greater access
and distribution
Refine the data platform strategy to
maximize the value of our data
Delight customers with continuous
improvement, insights and superior
service
Leverage advances in technology to
enhance productivity, competitiveness
and customer loyalty

•Created new Cboe Titanium brand for Cboe technology
platform
•Defined and executed against new technology initiatives,
such as scaling our technology platform, decreasing latency, increasing cybersecurity preparedness, and enhancing
functionality in a globally consistent, locally optimized manner
•100% uptime across 25 of our 27 markets in 2024 and
greater than 99.9% uptime across our markets globally
•Rolled out dedicated cores in equity markets and new options access architecture
•Successfully completed Cboe Canada migration in early
2025
•Continued to explore ways to utilize and adopt AI and created an AI Center of Excellence
•Supported the listing of new options classes, new products, new order types, and market enhancements

The Compensation Committee received input from Mr. Tomczyk regarding the individual performances and recommendations regarding incentive compensation of the executive officers (other than himself), including
Messrs. Howson, Isaacson, and Sexton and Ms. Griebenow. The Compensation Committee, with input from the
Board, also evaluated the individual performance of Mr. Tomczyk. More specifically, with respect to Messrs.
Tomczyk, Howson, and Isaacson and Ms. Griebenow, the Compensation Committee set the following individual goals and considered, among other items, the following achieved performance in 2024.

Cboe Global Markets 2025 Proxy Statement	45

The table below shows Mr. Tomczyk's individual goals and achieved performance highlights in 2024.

Goal	Performance
Manage the Company and its affiliates to achieve the corporate strategic goals listed above	•As discussed above and in "2024 Business Highlights", overall, substantially performed on targeted 2024 strategic goals
Manage global internal and external
communications with the investment
community, government, regulators and
the public to promote integrity of the
markets and confidence in our innovation
superiority and products

•Managed and stabilized employee and senior management
team retentions and transitions
•Engaged with customers and stockholders at investor and
industry conferences, and by participating in informational
fireside chats, conducting investor road shows, and hosting
meetings
•Met with global government officials, lawmakers, and
regulators
•Refocused investor relations messaging on the long term

Manage business continuity with scalable, efficient growth across global footprint
•Global technology platform stability
•Rolled out dedicated cores and new options access
architecture
•Continued exploration of emerging technologies, such as AI
and setting up an AI center of excellence
•Progressed on cyber security preparedness, including
holding management and board cyber security tabletop
exercises

Sharpen our strategy with a greater focus on organic growth leveraging our global securities platform Outline the role of inorganic investments in the execution of our overall strategy
•Reviewed and revised the Company's long-term strategy with
Board of Directors and senior leadership team
•Stabilized the Company's EBITDA margins
•Communicated sharpened strategic focus with stockholders
and employees
•Developed and implemented a more robust and disciplined
approach to capital allocation
•Refocused the role of inorganic investments

Execute on Cboe environmental goals
•Purchased renewable energy credits to help address our
nonrenewable emissions for our offices
•Piloted new energy efficient technology in our offices
•Collaborated with our third party vendors to help reduce
energy emissions
•Released updated and enhanced impact report

46	Cboe Global Markets 2025 Proxy Statement

Execute on and advance Cboe's employee related aspirations
•Held trainings to help promote integrity, inclusivity and ethical conduct
•Employees are encouraged to support a culture of inclusion
•Launched two additional employee resource groups
•Reviewed and tracked relevant metrics, including related to new hires, promotions and retentions
•Sustained a high level of employee inclusivity engagement
score

Develop a succession plan for both an unexpected and an orderly succession and take the steps necessary to implement
•Held succession planning meetings with Compensation
Committee and Board
•Held succession planning meetings to determine appropriate
talent pipeline and retention risk
•Refining and developing a successor talent bench across
critical positions

Cboe Global Markets 2025 Proxy Statement	47

The table below shows Mr. Howson's individual goals and achieved performance highlights in 2024.

Goal	Performance
Manage the Company and its affiliates to achieve the corporate strategic goals listed above	•As discussed above and in "2024 Business Highlights", overall, substantially performed on targeted 2024 strategic goals
Manage global internal and external
communications with the investment
community, government, regulators and
the public to promote integrity of the
markets and confidence in our innovation
superiority and products

•Engaged with customers and stockholders at investor and
industry conferences, and by participating in informational
fireside chats, conducting investor road shows, and hosting
meetings
•Met with global government officials, lawmakers, and
regulators
•Continued open dialogue with customers, investors, and
strategic partners
•Continued board leadership and governance at Cboe Global
Markets and its subsidiaries

Manage development and execution of customer led innovations and solutions across business lines
•Successfully hosted leadership and business line summits
•Led long range planning and strategic alignment initiatives
•Continued growth and expansion of global client coordination model and cross-selling

Sharpen our strategy with a greater focus on organic growth leveraging our global securities platform Outline the role of inorganic investments in the execution of our overall strategy
•Reviewed the Company's long-term strategy with Board of
Directors and senior leadership team
•Communicated sharpened strategic focus with stockholders
and employees
•Successfully exited the spot crypto business to focus on
digital derivatives
•Helped increase financial rigor through development of
appropriate metrics and continued budget review
•Focused on global growth through cross-geography
ecosystems and launching APAC import/export growth plan
•Reviewed a more focused group of potential inorganic targets and managed minority investments in alignment with
corporate strategy

48	Cboe Global Markets 2025 Proxy Statement

Ensure recruitment, retention and rewarding of diverse, top performing talent and institutional knowledge by driving overall engagement and innovation
•Continued to maintain high employee retention and
engagement, despite competitive job market and leadership
transitions
•Held routine succession planning meetings to determine
appropriate talent pipeline, including focus on recruitment
and retention of key talent throughout 2024
•Fostered a long-term growth mindset through innovation and
employee engagement
•Unified derivatives business lines to integrate Cboe Labs,
Cboe Options Institute, and Cboe European Derivatives into
a single global business unit
•Successfully implemented multiple leadership transitions

Execute on and advance Cboe's employee related aspirations
•Helped promote integrity, inclusivity and ethical conduct
•Actively participated in employee resource groups and
mentorship program
•Reviewed and tracked relevant metrics, including related to new hires, promotions and retentions
•Sustained a high level of employee engagement score

The table below shows Mr. Isaacson's individual goals and achieved performance highlights in 2024.

Goal	Performance
Manage the Company and its affiliates to achieve the corporate strategic goals listed above	•As discussed above and in "2024 Business Highlights", overall, substantially performed on targeted 2024 strategic goals
Manage global internal and external
communications with the investment
community, government, regulators and
the public to promote integrity of the
markets and confidence in our innovation
superiority and products

•Engaged with stockholders at investor and industry
conferences, and by participating in informational fireside
chats, conducting investor road shows, and hosting meetings
•Continued open dialogue with customers, investors, and
regulators
•Successfully hosted client and Cboe technology summits
•Continued board leadership and governance at Cboe Global
Markets and its subsidiaries

Manage the operation of the Company
and its affiliates to ensure resilient,
efficient, and innovative service at a
competitive cost
Maintain best in class platforms with a
high level of performance, availability,
and resilience while driving innovation,
organic initiatives, and merger and
acquisition integrations

•Improved EBITDA margins year over year
•Introduced dedicated cores in our equities markets
•Successfully drove and implemented new options access
architecture
•Weekly software releases continued across our platforms,
executing against strategic technology roadmap
•100% uptime across 25 of our 27 markets in 2024 and
greater than 99.9% uptime across all our markets globally
•Continued exploration of emerging technologies, such as AI
and setting up an AI center of excellence
•Supported global business lines' introductions of a wide
range of differentiated new features, offerings, and market
structure changes in a globally consistent, locally optimized manner
•Prudent expense growth and monitoring to help fuel revenue
growth

Cboe Global Markets 2025 Proxy Statement	49

Sharpen our strategy with a greater focus on organic growth leveraging our global securities platform Outline the role of inorganic investments in the execution of our overall strategy
•Reviewed the Company's long-term strategy with Board of
Directors and senior leadership team
•Communicated sharpened strategic focus with stockholders
and employees
•Developed and communicated internally technology strategy
and key principles
•Improved resource tracking and allocation
•Continued to drive technology
•Reviewed potential inorganic targets and minority
investments in alignment with corporate strategy

Assess risks to the Company and ensure they are monitored and minimized
•Reviewed and analyzed enterprise risk management
program and key risk indicators on a periodic basis with key
Company leaders and the Risk Committee
•Progressed on cyber security preparedness and resilience,
including holding cyber security tabletop exercises
•Implemented additional metrics that are updated on a
recurring basis to help inform our risk profile
•Monitored and planned for global capacity to handle most
volatile times

Ensure recruitment, retention and
rewarding of diverse, top performing
talent and institutional knowledge by
driving overall engagement and
innovation, including during integration of
any mergers and acquisitions

•Continued to maintain high employee retention and
engagement, despite competitive job market and leadership
transitions
•Continued to lead leadership development program
•Held routine succession planning meetings to determine
appropriate talent pipeline, including focus on recruitment
and retention of key talent throughout 2024
•Successfully implemented multiple leadership transitions
•Extensive coaching and engagement with team members to
help with development and retention

Execute on and advance Cboe's employee related aspirations
•Helped promote integrity, inclusivity and ethical conduct
•Actively participated in employee resource groups,
mentorship program, and women in technology and
operations groups
•Reviewed and tracked relevant metrics, including related to new hires, promotions and retentions
•Sustained a high level of employee engagement scores

The table below shows Ms. Griebenow's individual goals and achieved performance highlights in 2024.

Goal	Performance
Manage the Company and its affiliates to achieve the corporate strategic goals listed above	•As discussed above and in "2024 Business Highlights", overall, substantially performed on targeted 2024 strategic goals
Manage the financial and administrative functions of Cboe and its affiliates
•Continued timely and accurate financial reporting
•Enhanced control framework
•Standardized new business initiative evaluations and internal financial reporting
•Completed sale of former headquarters and leading the build out of new office space in Kansas

50	Cboe Global Markets 2025 Proxy Statement

Effective communication with investment (equity and credit) community, and the public to articulate investment thesis, strategic priorities, capital allocation approach and key performance metrics
•Engaged with stockholders at investor and industry
conferences, and by participating in informational fireside
chats, conducting investor road shows, and hosting meetings
•Continued open dialogue with customers and investors
•Maintained strong relationships with banking syndicate group and rating agencies

Sharpen our strategy with a greater focus on organic growth leveraging our global securities platform Outline the role of inorganic investments in the execution of our overall strategy
•Reviewed the Company's long-term strategy with Board of
Directors and senior leadership team
•Communicated sharpened strategic focus with stockholders
and employees
•Helping to increase financial rigor through building out an enhanced framework

Ensure recruitment, retention and rewarding of diverse, top performing talent and institutional knowledge by driving overall engagement and innovation
•Continued to maintain high employee retention and
engagement, despite competitive job market and leadership
transitions
•Held routine succession planning meetings to determine
appropriate talent pipeline, including focus on recruitment
and retention of key talent throughout 2024
•Successfully implemented multiple leadership transitions
•Hosted a finance leadership summit to help foster global
finance alignment and identify areas of opportunity
•Served as executive sponsor for a new company-wide
leadership group

Execute on Cboe's employee related aspirations
•Helped promote integrity, inclusivity and ethical conduct
•Actively participated in employee resource groups,
mentorship programs, Cboe's Charity Board, and Cboe
Empowers
•Reviewed and tracked relevant metrics, including related to new hires, promotions and retentions
•Sustained a high level of employee engagement scores

In addition to contributions to corporate performance, in determining the achievement of NEOs' 2024 performance, the Compensation Committee considered the following individual contributions:
Mr. Sexton: As discussed above and in "2024 Business Highlights", overall, substantially performed on targeted 2024 strategic goals; supported business growth initiatives by navigating global regulatory frameworks to assist the Company in offering new products and features; maintained existing regulatory relationships; supported control functions; supported cyber security preparedness; developed succession plans and cross training; globalized the legal function; oversaw successful leadership transitions; defended Cboe's positions; reviewed and tracked relevant metrics, including related to new hires, promotions and retentions; and actively participated in employee resource groups and community programs.
Based on, among other items, the above performances, the performance of each NEO and the business unit(s)
or function(s) under his or her leadership, input from Mr. Tomczyk regarding performances (other than himself), and its deliberations, the Compensation Committee and the Board of Directors, as applicable, determined the payout percentage for individual performance of each NEO's target annual incentive award opportunity. Such individual performance payouts ranged from 109% to 128% of target.
DEI Performance. For the 2024 annual incentive plan, the DEI performance goal comprised 10% of each
NEO's target annual incentive opportunity. DEI performance was evaluated on overall Cboe performance and the NEO's performance related to their functions of responsibility. This evaluation included, among other items, a review of progress towards corporate social impact aspirations, engagement scores, and the related NEOs'
behaviors and self-assessments. Following the evaluation of these items, the Compensation Committee determined the payout percentage of target annual incentive award opportunity for DEI performance for each
NEO.

Cboe Global Markets 2025 Proxy Statement	51

The Compensation Committee considered, among other items, the following achieved performance:
Engaged in recruiting efforts to increase pool of qualified candidates reflective of the populations from which the Company recruits, while ensuring that employment decisions are based purely on merit and made without consideration of any protected characteristics;
Continued to champion employee well being for all employees;
Completed and analyzed employee engagement and pulse surveys;
Increased number of employee resource groups and their engagement; and
Each NEO's leadership or sponsorship of employee resource groups and other charitable and community programs.
Based on input from Mr. Tomczyk regarding each NEO's performance (other than himself), and their respective evaluations, the Compensation Committee and the Board, as applicable, determined the payout percentage for
DEI performance of each NEO's target annual incentive award opportunity. The individual DEI performance payouts ranged from 105% to 138% of target.
Actual Annual Incentive Payouts. For 2024, the following table shows the combined payout percentage for corporate, individual, and DEI performance of each NEO's target annual incentive award opportunity. The "Non-
Equity Incentive Plan Compensation" column of the Summary Compensation Table ("SCT") below reflects amounts paid under the annual incentive plan.

Named Executive Officer	2024 Target Annual Incentive Opportunity as Percentage of Base Salary	2024 Percentage Payout of Target Incentive Opportunity
Fredric J. Tomczyk	165%	127%
Jill M. Griebenow (1)	130%	125%
David Howson (2)	150%	123%
Christopher A. Isaacson	150%	124%
Patrick Sexton	120%	124%
____________________________________
(1)Ms. Griebenow's 2024 target annual incentive opportunity from January 1, 2024 through February 29, 2024 was 120% of her base salary, and then from March 1, 2024 through December 31, 2024 was 130% of her base salary.
(2)Mr. Howson's 2024 target annual incentive opportunity from January 1, 2024 through February 29, 2024 was 135% of his base salary, and then from March 1, 2024 through December 31, 2024 was 150% of his base salary.
Long-Term Incentive Plan
Overview. The Compensation Committee strongly believes that a stock ownership culture enhances our long-
term success. We have adopted the Second Amended and Restated Long-Term Incentive Plan, which was approved by stockholders at the 2016 Annual Meeting of Stockholders. Under the plan, the Compensation
Committee may grant equity or cash awards, including restricted stock, RSUs, and options. Stock options were not featured in our long-term incentive program in 2024.
The Compensation Committee believes that equity awards assist us in meeting the following goals:
Aligning the financial interests of our executive officers with the interests of our stockholders;
Aligning our executive compensation with that of our peers in terms of components and value;
Providing competitive compensation to assist in retaining highly skilled and qualified executives; and
Providing strong retentive value and linking the ultimate value of the award to our future stock price.
2024 Grants. Other than for Mr. Tomczyk, the Compensation Committee set each NEO's 2024 target long-term incentive value following a review of comparative peer group and executive compensation survey market data and individual performance. Once the Compensation Committee set the target long-term incentive value for

52	Cboe Global Markets 2025 Proxy Statement

each NEO (other than Mr. Tomczyk), one-half of the target value was granted in the form of time-based RSUs and one-half of the target value was granted in the form of PSUs.
Described below are the equity awards granted to each NEO in 2024, other than Mr. Tomczyk. As discussed in more detail below, Mr. Tomczyk received an equity grant in October 2023, in connection with his appointment to
CEO that was intended to cover 2023 and 2024 fiscal years. No equity was granted to Mr. Tomczyk in 2024.
Time-Based Restricted Stock Units. Time-based RSUs comprise 50% of each NEO's 2024 total target long-term incentive award value. These RSUs are subject to a 3 year vesting period, with one-
third of the RSUs vesting on each of the first, second, and third anniversaries of the grant date. The vesting of these awards is not subject to performance conditions. The Compensation Committee granted time-based RSUs to align the interests of management with those of our stockholders and to provide a retention incentive.
Performance-Based Restricted Stock Units. PSUs comprise the remaining 50% of each NEO's 2024 total target long-term incentive award value. As described below, one-half of PSU grants are subject to the achievement of Company TSR measured against pre-determined relative performance goals and one-half of PSU grants are subject to the achievement of EPS measured against pre-determined performance goals, both over a 3 year performance period. The PSU grants cliff-vest following the completion of the 3 year performance period, to the extent performance goals are achieved.
◦Performance-Based Restricted Stock Units subject to Relative Total Stockholder Return
("PSUs-TSR"). 25% of the 2024 total target long-term incentive award value is subject to the achievement of Company TSR measured against pre-determined relative performance goals over a
3 year performance period. The number of PSUs-TSR that will vest at the end of the 3 year performance period will vary from 0% to 200% of the target number of PSUs-TSR granted to each
NEO, based on our TSR relative to the TSR for the S&P 500 Index during the 3 year performance period. We calculate TSR as the increase in our stock price over the performance period plus reinvested dividends, divided by the stock price at the beginning of the performance period.
The Compensation Committee selected the relative TSR performance metric to incent management to increase TSR for the benefit of stockholders, and believes that tying a portion of each executive's compensation to TSR compared to a broad index encourages management to generate superior returns.
◦Performance-Based Restricted Stock Units subject to Earnings Per Share ("PSUs-EPS").
25% of the 2024 total target long-term incentive award value is subject to the achievement of cumulative adjusted diluted EPS measured against pre-determined performance goals over a 3 year performance period. The number of PSUs-EPS that will vest at the end of the 3 year performance period will vary from 0% to 200% of the target number of PSUs-EPS granted to each
NEO, based on our cumulative adjusted diluted EPS during the 3 year performance period, as adjusted for certain extraordinary, unusual or non-recurring items.
The Compensation Committee selected the cumulative adjusted diluted EPS performance metric to encourage management to continue growing the business and increasing trading and listings on our exchanges. Because of the operating leverage inherent in our business, the Compensation
Committee believes that EPS growth over the next 3 years is an appropriate performance measure for these awards.
PSUs-TSR and PSUs-EPS are equally weighted to encourage management to maintain an equal focus on enhancing Company TSR and profitably grow the Company to increase EPS.
For each vested RSU or PSU, the NEO will receive one share of our common stock. To receive shares earned under RSUs and PSUs, an NEO generally must be continuously employed during the applicable service period or performance period. Vesting of RSUs and PSUs will be accelerated in the event of a change in control followed by a qualified termination or in the event of a participant's earlier death or disability. Upon a qualified retirement, all unvested outstanding RSUs will continue to vest and be settled in the normal course and a pro-
rata portion of unvested outstanding PSUs will vest based on achieved performance over the applicable performance period and be settled in the normal course.
Please see above "Executive Compensation Program Practices—Compensation Refinements" for a discussion of recent updates to retirement provisions in RSUs and PSUs.
2024 Time-Based RSU Grants. The following table shows the target equity award value and number of time-
based RSUs that were granted to each NEO on February 19, 2024. The target equity award value and the

Cboe Global Markets 2025 Proxy Statement	53

closing share price on February 19, 2024 were used to calculate the number of RSUs that were granted on
February 19, 2024. Mr. Tomczyk did not receive an RSU grant in 2024.

Named Executive Officer	# of RSUs	Target Value of RSUs
Jill M. Griebenow	4,955	$925,000
David Howson	9,207	$1,718,750
Christopher A. Isaacson	5,022	$937,500
Patrick Sexton	2,706	$505,000
2024 Performance-Based RSU Grants. The following table shows the target equity award value and number of PSUs (tied to TSR and EPS performance) that were granted to each NEO on February 19, 2024 and the number of PSUs that would be paid at achievement of threshold, target, and maximum performance goals. The target equity award value and the closing share price on February 19, 2024 were used to calculate the number of PSUs that were granted on February 19, 2024. Mr. Tomczyk did not receive any PSU awards in 2024.

		# of PSUs			Target Value of PSUs
Named Executive Officer	Performance Metric	Threshold (50% Payout)	Target (100% Payout)	Maximum (200% Payout)
Jill M. Griebenow	2024-2026 TSR	1,239	2,478	4,956	$462,500
	2024-2026 EPS	1,239	2,478	4,956	$462,500
David Howson	2024-2026 TSR	2,302	4,604	9,208	$859,375
	2024-2026 EPS	2,302	4,604	9,208	$859,375
Christopher A. Isaacson	2024-2026 TSR	1,256	2,511	5,022	$468,750
	2024-2026 EPS	1,256	2,511	5,022	$468,750
Patrick Sexton	2024-2026 TSR	677	1,353	2,706	$252,500
	2024-2026 EPS	677	1,353	2,706	$252,500
The following table displays the threshold, target, and maximum performance goals for the PSU awards granted in 2024, measured over the performance period beginning on January 1, 2024 and ending on December 31,
2026.

	Threshold (50% Payout)	Target (100% Payout)	Maximum (200% Payout)
Relative TSR Compared to S&P 500	25th Percentile	50th Percentile	75th Percentile
Cumulative Adjusted Diluted EPS	$25.82	$28.40	$31.15
For performance levels that fall between the goals shown above, the percentage of PSUs that vest will be determined by straight line interpolation, provided that no PSUs will vest if the performance does not equal or exceed the threshold amount.
2024 Special One-Time Grants. During February 2024, the Compensation Committee and the Board, as
applicable, granted special one-time equity awards ("Special Grants") to the NEOs (other than Mr. Tomczyk) to further align their interests with stockholders and provide additional retention incentive in light of the executive transitions that occurred in 2023 and a desire to help to provide for stability during the period following those transitions. The Compensation Committee reviewed market benchmark data derived from our peer group and executive compensation survey source to determine the value of the Special Grants.
The Special Grants were granted on February 19, 2024 and were equally split between (i) time-based RSUs that will cliff-vest in full on February 19, 2027, subject to continuous employment with the Company through such date and (ii) PSUs subject to the achievement of the same performance goals as our other 2024 PSUs granted relating to (A) cumulative adjusted diluted EPS and (B) relative TSR (each 25% of the total award) that will vest at the conclusion of the performance period, each subject to continuous employment with the Company through such dates. These special RSUs and PSUs are ineligible for continued vesting following a qualified retirement.
The following table shows the target equity award value and number of time-based RSUs. The target equity award value and the closing share price on February 19, 2024 were used to calculate the number of RSUs that were granted on February 19, 2024.

54	Cboe Global Markets 2025 Proxy Statement

Named Executive Officer	# of RSUs	Target Value of RSUs
Jill M. Griebenow	670	$125,000
David Howson	1,340	$250,000
Christopher A. Isaacson	1,340	$250,000
Patrick Sexton	670	$125,000
The following table shows the target equity award value and number of PSUs (tied to TSR and EPS performance) that were granted on February 19, 2024. The target equity award value and the closing share price on February 19, 2024 was used to calculate the number of PSUs that were granted on February 19, 2024.

		# of PSUs			Target Value of PSUs
Named Executive Officer	Performance Metric	Threshold (50% Payout)	Target (100% Payout)	Maximum (200% Payout)
Jill M. Griebenow	2024-2026 TSR	168	335	670	$62,500
	2024-2026 EPS	168	335	670	$62,500
David Howson	2024-2026 TSR	335	670	1,340	$125,000
	2024-2026 EPS	335	670	1,340	$125,000
Christopher A. Isaacson	2024-2026 TSR	335	670	1,340	$125,000
	2024-2026 EPS	335	670	1,340	$125,000
Patrick Sexton	2024-2026 TSR	168	335	670	$62,500
	2024-2026 EPS	168	335	670	$62,500
The following table displays the threshold, target, and maximum performance goals for the PSU awards granted in 2024, measured over the performance period beginning on January 1, 2024 and ending on December 31,
2026.

	Threshold (50% Payout)	Target (100% Payout)	Maximum (200% Payout)
Relative TSR Compared to S&P 500	25th Percentile	50th Percentile	75th Percentile
Cumulative Adjusted Diluted EPS	$25.82	$28.40	$31.15
For performance levels that fall between the goals shown above, the percentage of PSUs that vest will be determined by straight line interpolation, provided that no PSUs will vest if the performance does not equal or exceed the threshold amount.
Mr. Tomczyk's 2023 CEO Appointment Grant. In connection with Mr. Tomczyk's appointment to CEO in
October 2023, he received a grant of RSUs. Consistent with the Compensation Committee's decision to grant the RSUs in 2023 in lieu of any annual equity incentive award grant for the 2023 and 2024 fiscal years, Mr.
Tomczyk did not receive an equity grant in 2024. The following table shows the target equity award value and number of time-based RSUs that were granted to Mr. Tomczyk on October 12, 2023. The target equity award value and the closing share price on October 12, 2023 were used to calculate the number of RSUs that were granted on October 12, 2023. These RSUs will vest in three equal annual installments, the first installment having vested on October 12, 2024 and the remaining installments vesting on October 12, 2025 and October
12, 2026, respectively, subject to (i) Mr. Tomczyk's continued employment through at least the first anniversary of the grant date (which occurred on October 12, 2024) and (ii) Mr. Tomczyk's continued service on the Board thereafter.
The target value of the grant was determined following a review of comparative peer group compensation data and with consideration to Mr. Tomczyk's prior experience as a CEO, multi-decade experience in the financial services industry with deep experience across the securities industry, and knowledge of the Company's products. See below under "Summary Compensation—2024 Outstanding Equity Awards at Fiscal Year End
Table" for a further description of the vesting conditions applicable to this award.

Named Executive Officer	# of RSUs	Target Value of RSUs
Fredric J. Tomczyk	44,452	$7,150,000
2022 PSU Grants Vested. The Compensation Committee and the Board, as applicable, approved grants on
February 19, 2022 of PSUs ("Regular 2022 PSUs") to our NEOs, except for Mr. Tomczyk and Ms. Griebenow,

Cboe Global Markets 2025 Proxy Statement	55

who did not receive grants of 2022 PSUs. Additionally, the Compensation Committee and the Board approved a special one-time grant on February 19, 2022 of PSUs to Mr. Isaacson and a promotion related grant on May 12,
2022 of PSUs to Mr. Howson (together with the Regular 2022 PSUs, the "2022 PSUs"). The 2022 PSUs were subject to the achievement of TSR and EPS measured against the pre-determined performance goals, both over a 3 year performance period beginning on January 1, 2022 and ending on December 31, 2024. In early
2025, the Compensation Committee determined that the following performance was achieved resulting in the indicated payout:
The TSR percentile attained was the 83rd percentile, which resulted in the vesting of 200% of the target number of PSUs-TSR granted to each applicable NEO.
The 3-year cumulative adjusted diluted EPS attained was $23.34(1), which resulted in the vesting of
161.5% of the target number of PSUs-EPS granted to each applicable NEO.
____________________________________
(1)The 3 year adjusted EPS is a non-GAAP measure used by the Company and a reconciliation to a GAAP measure is provided in Appendix A.
The specific performance goals for the PSUs-TSR and PSUs-EPS for the 2022-2024 performance period were previously disclosed in our proxy statement covering 2022 compensation.
The table below shows the number of 2022 PSUs that vested at the conclusion of the applicable performance period for each applicable NEO and does not include dividend equivalent payments.

Named Executive Officer	Performance Metric	# of PSUs at Target (100% Payout)	# of PSUs Vested
David Howson	2022-2024 TSR	5,269	10,538
	2022-2024 EPS	5,269	8,510
Christopher A. Isaacson	2022-2024 TSR	4,904	9,808
	2022-2024 EPS	4,904	7,921
Patrick Sexton	2022-2024 TSR	1,518	3,036
	2022-2024 EPS	1,518	2,452
Other Executive Compensation Program Considerations
Stock Ownership and Holding Guidelines
Our stock ownership and holding guidelines specify the levels of stock ownership that each NEO must maintain while employed by us. The following shares count toward the stock ownership guidelines: (a) shares owned outright or in trust and (b) restricted stock or stock units, including shares or units with time-based vesting conditions that have been granted but are unvested. Restricted stock units with performance conditions that are unvested do not count towards the stock ownership guidelines.
Each NEO has 5 years to meet the guidelines from the date that such officer was appointed to his or her position. Each NEO is required to hold all shares until the guidelines are met, except for sales of shares to pay taxes with respect to the vesting or exercising of equity grants. As of December 31, 2024, each of our NEOs has met the applicable holding requirement based on his or her position with us.

Named Executive Officer	Holding Requirement
Fredric J. Tomczyk	Six times base salary
Jill M. Griebenow	Four times base salary
David Howson	Four times base salary
Christopher A. Isaacson	Four times base salary
Patrick Sexton	Three times base salary
Hedging Policy
Our Insider Trading Policy prohibits our executive officers and all employees, except as set forth below, from entering into transactions involving options to purchase or sell our common stock or other derivatives related to our common stock.

56	Cboe Global Markets 2025 Proxy Statement

In 2024, none of our executive officers had hedges on shares of our common stock.
Employees, other than our executive officers, may enter into the following types of security transactions on our common stock through the purchase or sale of exchange-traded options, provided that they otherwise comply with the remainder of our Insider Trading Policy:
Covered calls (i.e., the writing of exchange-traded call options covering a number of shares less than or equal to the total number of unrestricted shares and vested shares owned by the call writer); and
Collars for hedging purposes (i.e., the sale of exchange-traded call options and the purchase of an equivalent number of put options, in each case, covering a number of shares less than or equal to the total number of unrestricted shares and vested shares owned by the holder).
As one of the world's largest exchange holding companies, offering cutting-edge trading and investment solutions to investors around the world and owning the largest options exchange, we believe options are first and foremost incredibly useful and powerful risk mitigation tools that can help protect an investor's financial portfolio. From buying puts to hedge the downside risk of owning a stock to writing covered calls to collect income, listed options strategies are protective tools employed by institutions, pension funds, and individual investors. As such, we believe that it is appropriate for our employees, other than our executive officers, to engage in the above mentioned selected hedging transactions, because:
These strategies help empower our employees to preserve their investment capital and protect their financial future, while continuing to own our common stock and be invested in their workplace;
Employees are required to comply with our Insider Trading Policy and other policies, which may include trade monitoring, receiving certain pre-approvals, and observing blackout periods when purchasing or selling options;
Employees must wait generally 1 year until a portion of their equity grants vest before they are able to purchase or sell options on the related vested common stock;
The interests of our employees continue to be aligned with our stockholders through their continued
ownership of our common stock and ability to retain their rights to voting and dividends as Cboe stockholders;
Employees are able to collect income on their common stock from the sale of options without having to sell our stock; and
Due to their continued ownership of our common stock, employees continue to be discouraged from excessive risk-taking that could negatively impact our business and stock price over time.
See also "Corporate Governance—Insider Trading Policy" for more information.
Pledging Policy
Our Insider Trading Policy prohibits our executive officers and all employees from entering into any pledges or margin loans on shares of our common stock. In 2024, none of our executive officers had pledges or margin loans on shares of our common stock. See also "Corporate Governance—Insider Trading Policy" for more information.
Clawback Policies
Mandatory Clawback Policy. Effective October 11, 2023, we adopted a mandatory clawback policy with respect to incentive compensation received by executive officers on or after October 2, 2023. The policy provides that following an accounting restatement, the Compensation Committee must assess whether any incentive amounts paid to current and former executive officers were in excess of what should have been paid based on the revised financial statements, and thus should be subject to mandatory recovery (subject to certain limited regulatory exceptions). The policy has a 3 year look-back and applies to both current and former executives, regardless of such executive's fault, misconduct or involvement in causing the restatement. The equity award agreements contain provisions applying the clawback policy to equity grants. The clawback policy is intended to meet the requirements of Section 954 of the Dodd-Frank Act, the final rules issued by the SEC on
October 26, 2022, and BZX listing requirements.
Additionally, the Company's prior clawback policy will continue to cover compensation received prior to October
2, 2023. The prior clawback policy provides that we will attempt to recover incentive amounts paid to executive officers in the event of a restatement of our financial statements due to any material noncompliance with any

Cboe Global Markets 2025 Proxy Statement	57

financial reporting requirement. The prior policy has a 3 year look-back and applies to both current and former executives, regardless of such executive's fault, misconduct or involvement in causing the restatement.
Supplemental Discretionary Clawback Policy. Effective December 18, 2024, we adopted a supplemental discretionary clawback policy covering any cash and equity compensation, such as annual incentives, time-
based RSUs, performance-based PSUs, severance and termination related benefits, but excluding base salary, commissions, and other qualified retirement benefits (collectively, "Covered Compensation"), received by current and former executive officers and other executive vice presidents who are not already executive officers
("Covered Persons"). The policy provides that following a covered event, the Compensation Committee may, in its sole discretion, recover up to 100% of the Covered Compensation paid to applicable Covered Persons.
Covered events include engaging, after the effective date, in any breach of any restrictive covenants owed to the Company and in any conduct that is or could be grounds for termination for cause, which includes, among other items, (a) willful failure to perform material duties owed to the Company, (b) fraud, breach of fiduciary duty, dishonesty, misappropriation or any other action causing damage to the Company, (c) admission or conviction of any felony that adversely affects that Company, and (d) act or omission in violation of the Company's policies, including the Company's harassment and discrimination policies and the Code of Business Conduct and Ethics, that causes damage to the Company.
Additionally, if a Covered Person is not covered by the mandatory clawback policy, the supplemental discretionary clawback policy provides that following an accounting restatement, the Compensation Committee may recover any incentive amounts paid to a Covered Person that was in excess of what should have been paid based on the revised financials, regardless of such executive's fault, misconduct or involvement in causing the restatement.
The policy has a 3 year look-back. The equity award agreements contain provisions applying the supplemental discretionary clawback policy to equity grants. This policy applies to compensation received on or after
December 18, 2024.
Employee Benefit Plans, Severance, Change in Control, and Employment-Related Agreements
We provide medical, life, and disability insurance coverage to all of our employees, including our NEOs. In addition, for NEOs and certain other employees, we provide participation in the Supplemental Executive
Retirement Plan ("SERP") and the Cash Deferral Plan, which are described more fully below under "Summary
Compensation—Non-Qualified Deferred Compensation Plans". We offer this coverage to provide a competitive benefits program, a level of protection for catastrophic events, and income during retirement. The SERP and
Cash Deferral Plan are defined contribution plans. We do not provide any defined benefit retirement plans to our executive officers or employees.
In May 2018, the Company's stockholders approved an Employee Stock Purchase Plan ("ESPP") under which a total of 750,000 shares of the Company's common stock is made available for purchase to employees and, starting in September 15, 2022, to our executive officers. The ESPP is a broad-based plan that permits employees to contribute up to 10% of wages and base salary to purchase shares of the Company's common stock at a discount, subject to applicable annual Internal Revenue Service limitations. Under the ESPP, a participant may not purchase more than a maximum of 312 shares of the Company' common stock during any single offering period. No participant may accrue options to purchase shares of the Company's common stock at a rate that exceeds $25,000 in fair market value of the Company's common stock (determined at the time such options are granted) for each calendar year in which such rights are outstanding at any time. The exercise price per share of common stock shall be 85% of the lesser of the fair market value of the stock on the first day of the applicable offering period or the applicable exercise date.
As of December 31, 2024, we had an Executive Severance Plan for executive officers to encourage retention, maintain a consistent management team to effectively run our operations, assist with separation proceedings, and allow executives to focus on our strategic business priorities. The Executive Severance Plan contains severance and change in control provisions and is described more fully below under "Severance, Change in
Control, and Employment-Related Agreements". Any payments under the Executive Severance Plan upon a change in control will only occur if the NEO's employment is terminated without cause or he or she resigns for good reason during a set period following the change in control, known as a double trigger provision.
Tax and Accounting Considerations
The Compensation Committee considers the tax and accounting implications of compensation to us and the tax implications to our NEOs. However, changes in tax laws or their interpretation and other outside factors may affect the deductibility of certain compensation payments. The Compensation Committee reserves the right to pay compensation that is not deductible for tax purposes when, in its judgment, such compensation is appropriate.

58	Cboe Global Markets 2025 Proxy Statement

COMPENSATION COMMITTEE REPORT
The Compensation Committee consists of Mr. Fitzpatrick (Chair), Ms. Froetscher, and Mr. Parisi, each of whom the Board has determined is independent under BZX listing rules and our Corporate Governance Guidelines.
The Compensation Committee has duties and powers as described in its written charter adopted by the Board.
A copy of the charter can be found on our Investor Relations page at http://ir.Cboe.com.
The Compensation Committee has reviewed and discussed with management the disclosures contained in the foregoing section entitled "Compensation Discussion and Analysis". Based on this review and discussion, the
Compensation Committee recommended to the Board that the section entitled "Compensation Discussion and
Analysis" be included in this Proxy Statement for the Annual Meeting.
Compensation Committee
Edward J. Fitzpatrick (Chair)
Janet P. Froetscher
James E. Parisi
RISK ASSESSMENT
We believe that any potential risks arising from our employee compensation policies and practices are not likely to have a material adverse effect on us. With assistance from Meridian, the Compensation Committee reviewed and discussed a risk assessment of our compensation policies and practices for all employees for 2024, including non-executive officers, in its oversight capacity.
The Compensation Committee and management considered a number of factors, including the following factors, when reviewing potential risk from our employee compensation policies and practices:
Our compensation program is designed to provide a mix of both fixed and variable incentive compensation.
The variable ("at-risk") portions of compensation are designed to reward both annual and long-term performance. We believe that this design mitigates any incentive for short-term risk-taking that could be detrimental to the Company's long-term best interests.
Our senior executives are subject to stock ownership and holding guidelines, which we believe provide incentives for our executives to consider the long-term interests of the Company and our stockholders and discourage excessive risk-taking that could negatively impact our stock price over time.
We include clawback provisions in our executives' cash incentive and equity incentive awards as a mechanism to recover compensation.
We utilize an independent compensation consultant to provide the Compensation Committee with advice on best practices and the risks associated with various compensation policies.

Cboe Global Markets 2025 Proxy Statement	59

SUMMARY COMPENSATION
2024 Summary Compensation Table
The table below sets forth, for the years indicated below, the compensation earned by our NEOs.

Name and Principal Position	Year	Salary	Bonus (1)	Stock Awards (2)	Non-Equity Incentive Plan Compensation (3)	All Other Compensation (4)	Total
Fredric J. Tomczyk (5)	2024	$1,000,000	—	$—	$2,087,250	$238,169	$3,325,419
Chief Executive Officer	2023	$287,500	—	$7,150,104	$584,990	$343,916	$8,366,510
Jill M. Griebenow (6)	2024	$500,000	—	$2,343,978	$800,650	$77,673	$3,722,301
Executive Vice President,	2023	$430,522	$150,000	$1,039,970	$454,911	$78,503	$2,153,906
Chief Financial Officer
David Howson	2024	$625,000	—	$4,427,097	$1,132,684	$321,888	$6,506,669
Executive Vice President,	2023	$625,000	—	$3,058,526	$978,480	$294,250	$4,956,256
Global President	2022	$601,000	—	$2,724,861	$1,281,720	$179,156	$4,786,737
Christopher A. Isaacson	2024	$650,000	—	$2,695,626	$1,209,000	$158,735	$4,713,361
Executive Vice President,	2023	$650,000	—	$2,091,848	$1,130,688	$201,720	$4,074,256
Chief Operating Officer	2022	$650,000	—	$2,354,538	$1,613,625	$191,253	$4,809,416
Patrick Sexton	2024	$446,667	—	$1,422,809	$662,041	$62,455	$2,593,972
Executive Vice President,	2023	$427,500	—	$1,085,605	$595,942	$66,256	$2,175,303
General Counsel and Corporate Secretary	2022	$415,000	—	$806,155	$861,540	$55,256	$2,137,951
_____________________________________
(1)The amount reported in this column for Ms. Griebenow for 2023 represents a one-time retention bonus of
$150,000.
(2)The amounts in the stock award column for 2024 include the grant date aggregate fair value of the awards of RSUs and PSUs granted in 2024, as computed in accordance with stock-based compensation accounting rules (Financial Standards Accounting Board ASC Topic 718). The award date value of PSUs is based upon the probable outcome of the performance conditions and is consistent with the estimate of aggregate compensation cost to be recognized over the service period determined as of the grant date, excluding the effect of estimated forfeitures. For purposes of the SCT, we have assumed that the probable outcome of the PSUs-EPS performance conditions would result in the awards vesting at approximately target and the best estimate available for the aggregate compensation cost to be recognized over the service period as of the grant date would reflect the value of each PSU-EPS at the Company's stock price on the grant date and each PSU-TSR computed in accordance with the Monte Carlo valuation model. There can be no assurance that these values will ever be realized. Assumptions used in the calculation of these amounts are included in the footnotes to our 2024 consolidated financial statements, which are included in our Annual Report on Form 10‑K for the year ended December 31, 2024 filed with the SEC. The grant date fair value of the PSUs awarded to each NEO, assuming the highest level of performance conditions will be achieved is $2,100,636 for Ms. Griebenow, $3,938,412 for Mr. Howson, $2,375,444 for Mr. Isaacson, and
$1,260,531 for Mr. Sexton.
(3)The amounts shown reflect awards to the NEOs under our annual incentive plan. Annual incentive payments for services performed in 2022, 2023, and 2024 by NEOs were paid in early 2023, 2024, and
2025, respectively.
(4)The amounts shown represent benefits that were, from time to time, made available to our executives, including retirement plan contributions. For more information on the amounts shown in this column for 2024, please see the following "2024 All Other Compensation Detail Table".
(5)Mr. Tomczyk became an NEO for the first time in 2023, and thus no amounts are shown in the table for
2022. Because the CEO appointment grant made to Mr. Tomczyk in October 2023 was intended to cover
2023 and 2024, Mr. Tomczyk was not granted additional RSUs or PSUs in 2024. For more information see above "Compensation Discussion and Analysis—Long-Term Incentive Plan—Mr. Tomczyk's 2023 CEO
Appointment Grant".
(6)Ms. Griebenow became an NEO for the first time in 2023, and thus no amounts are shown in the table for
2022.

60	Cboe Global Markets 2025 Proxy Statement

2024 All Other Compensation Detail Table

Name	Qualified Defined Contributions (1)	Non-Qualified Defined Contributions (2)	Insurance (3)	Matching Gift Program (4)		Other (5)
Fredric J. Tomczyk (6)	$—	$—	$3,200	$—	0	$235,618
Jill M. Griebenow	$27,600	$48,793	$630	$—		$650
David Howson (7)	$27,600	$100,678	$630	$510		$192,470
Christopher A. Isaacson	$27,600	$114,855	$630	$15,000		$650
Patrick Sexton	$27,600	$31,433	$2,772	$—		$650
_____________________________________
(1)The amounts shown are matching contributions to our qualified 401(k) plan, the Cboe Global Markets
SMART Plan, on behalf of each of the officers listed. In 2024 and early 2025 with respect to 2024, we matched 200% of employee contributions up to 4% of the employee's compensation, subject to statutory limitations.
(2)The amounts shown are our contributions to the SERP, a non-qualified defined contribution plan, on behalf of each NEO. We matched 200% of such employee's contributions up to 4% of the employee's compensation, subject to statutory limitations. The SERP is described more fully below under "Non-
Qualified Defined Contribution Plans".
(3)Represents the amount attributable to taxable life insurance in excess of $50,000.
(4)Amounts represent those provided (i) through our Matching Gift Program that is available to full-time employees and (ii) by matching PAC contributions with eligible gifts that is available to eligible full-time employees. During 2024, we matched eligible gifts from a minimum of $50 to an aggregate maximum gift of
$15,000 per eligible employee, per calendar year. In addition, in 2024, we matched at a rate of 1.5x eligible gifts from a minimum of $50 to an aggregate maximum of $1,000 per employee, per calendar year to organizations that support select charitable causes. Amounts shown only represent matching gifts made to qualified non-profit organizations on behalf of the NEOs and do not represent total charitable contributions made by them during the year. In 2024, we matched PAC contributions with eligible gifts from a minimum of
$50 to an aggregate maximum of $5,000 per eligible employee, per calendar year.
(5)The amount shown in the "Other" column includes airline club membership of $650 for Messrs. Tomczyk,
Howson, Isaacson, and Sexton and for Ms. Griebenow.
(6)The amount shown in the "Other" column for Mr. Tomczyk includes the reimbursement of $120,904 representing relocation assistance benefits and $69,329 representing a tax gross-up on such benefits, related to his relocation to the Company's headquarters in Chicago, Illinois at the Company's request in connection with his appointment as CEO. The relocation assistance benefits include, among others, housing and services for tax liability assistance. The amount shown in the "Other" column for Mr. Tomczyk also includes $24,918 for car service benefits and $19,818 representing a tax gross-up on such benefits.
(7)The amount shown in the "Other" column for Mr. Howson includes a payment of $59,431 to reimburse Mr.
Howson for personal income tax penalties incurred and a payment of $47,267 representing a tax-gross up on such benefits, related to an administrative error by the Company relating to Mr. Howson's relocation to the Company's headquarters in Chicago, Illinois from London. It also includes a payment of $47,413 for tax preparation fees and immigration expenses and a payment of $37,709 representing a tax-gross up on such benefits.

Cboe Global Markets 2025 Proxy Statement	61

2024 Grants of Plan-Based Awards Table
The 2024 grants of plan-based awards are as follows and are explained in more detail below:

		Approval Date	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units	Grant Date Fair Value of Stock and Option Awards
				Threshold	Target	Maximum	Threshold	Target	Maximum
Name		(1)	(1)	($)*	($)*	($)*	(#)	(#)	(#)	(#)	($) (2)
Fredric J. Tomczyk		2/8/2024	n/a	$289	$1,650	$3,300	—	—	—	—	—
Jill M. Griebenow		2/8/2024	n/a	112	$642	1,283	—	—	—	—	—
		2/7/2024	2/19/2024	—	—	—	1,239	2,478	4,956	—	$498,332
		2/7/2024	2/19/2024	—	—	—	1,239	2,478	4,956	—	$641,430
	(3)	2/7/2024	2/19/2024	—	—	—	168	335	670	—	$67,369
	(3)	2/7/2024	2/19/2024	—	—	—	168	335	670	—	$86,715
		2/7/2024	2/19/2024	—	—	—	—	—	—	4,955	$925,049
	(4)	2/7/2024	2/19/2024	—	—	—	—	—	—	670	$125,082
David Howson		2/8/2024	n/a	$161	$922	$1,844	—	—	—	—	—
		2/8/2024	2/19/2024	—	—	—	2,302	4,604	9,208	—	$925,876
		2/8/2024	2/19/2024	—	—	—	2,302	4,604	9,208	—	$1,191,745
	(3)	2/8/2024	2/19/2024	—	—	—	335	670	1,340	—	$134,739
	(3)	2/8/2024	2/19/2024	—	—	—	335	670	1,340	—	$173,430
		2/8/2024	2/19/2024	—	—	—	—	—	—	9,207	$1,718,855
	(4)	2/8/2024	2/19/2024	—	—	—	—	—	—	1,340	$250,165
Christopher A. Isaacson		2/8/2024	n/a	$171	$975	$1950	—	—	—	—	—
		2/8/2024	2/19/2024	—	—	—	1,256	2,511	5,022	—	$504,968
		2/8/2024	2/19/2024	—	—	—	1,256	2,511	5,022	—	$649,972
	(3)	2/8/2024	2/19/2024	—	—	—	335	670	1,340	—	$134,739
	(3)	2/8/2024	2/19/2024	—	—	—	335	670	1,340	—	$173,430
		2/8/2024	2/19/2024	—	—	—	—	—	—	5,022	$937,557
	(4)	2/8/2024	2/19/2024	—	—	—	—	—	—	1,340	$250,165
Patrick Sexton		2/8/2024	n/a	$94	$536	$1,072				—
		2/7/2024	2/19/2024	—	—	—	677	1,353	2,706	—	$272,092
		2/7/2024	2/19/2024	—	—	—	677	1,353	2,706	—	$350,224
	(3)	2/7/2024	2/19/2024	—	—	—	168	335	670	—	$67,369
	(3)	2/7/2024	2/19/2024	—	—	—	168	335	670	—	$86,715
		2/7/2024	2/19/2024	—	—	—	—	—	—	2,706	$505,183
	(4)	2/7/2024	2/19/2024	—	—	—	—	—	—	670	$125,082
____________________________________
*In thousands.
(1)For Messrs. Tomczyk, Howson, and Isaacson, the date reported in the "Approval Date" column is the date the Board of Directors ratified the grants previously approved by the Compensation Committee. For all other
NEOs, the date is the date of Compensation Committee approval. The grant date is the date the equity award was actually granted and effective.
(2)Represents the grant date aggregate fair value of the awards of RSUs and PSUs that were granted in 2024, as computed in accordance with stock-based compensation accounting rules (Financial Standards
Accounting Board ASC Topic 718). The award date value of PSUs is based upon the probable outcome of the performance conditions and is consistent with the estimate of aggregate compensation cost to be recognized over the service period determined as of the grant date, excluding the effect of estimated forfeitures. For purposes of the Grants of Plan-Based Awards, we have assumed that the probable outcome of the PSUs-EPS performance conditions would result in the awards vesting at approximately target and the best estimate available for the aggregate compensation cost to be recognized over the service period as of the grant date would reflect the value of each PSU-EPS at the Company's stock price on the grant date and each PSU-TSR computed in accordance with the Monte Carlo valuation model. There can be no assurance that these values will ever be realized. Assumptions used in the calculation of these amounts are included in the footnotes to our 2024 consolidated financial statements, which are included in our Annual Report on
Form 10‑K for the year ended December 31, 2024 filed with the SEC.

62	Cboe Global Markets 2025 Proxy Statement

(3)These special one-time equity incentive awards were made in PSUs and do not provide for qualified retirement eligibility.
(4)These special one-time equity incentive awards were made in RSUs not subject to performance conditions.
The awards cliff-vest in full on February 19, 2027. These RSUs do not provide for qualified retirement eligibility.
Non-Equity Incentives
A summary of the Company's annual incentive program is set forth above under the heading, "Compensation
Discussion and Analysis—2024 Elements of Executive Compensation Program—Annual Incentive".
Equity Incentives
All of the equity incentive awards were granted pursuant to the Second Amended and Restated Long-Term
Incentive Plan and were made in the form of RSUs, half of which are subject to performance conditions and also known as PSUs. Except as noted in the table above, the RSU awards that are not subject to performance conditions have a 3 year vesting schedule under which one-third of the shares granted will vest each year on the anniversary of the grant date. Dividend equivalent payments are made on these RSUs and PSUs.
Half of the PSUs, or 25% of the total RSUs, have a performance condition under which the number of units that will ultimately be awarded will vary from 0% to 200% of the original grant, based on our total stockholder return
(calculated as the increase in our stock price over the performance period plus reinvested dividends, divided by the stock price at the beginning of the performance period) relative to the total stockholder returns for the S&P
500 Index during the performance period. The remaining half of the PSUs, or 25% of the total PSUs, have a performance condition under which the number of units that will ultimately be awarded will vary from 0% to
200% of the original grant, based on our cumulative earnings per share during the performance period.
Dividend equivalent payments on these PSUs accrue and are paid out in shares upon vesting. The PSUs cliff-
vest following the completion of the 3 year performance period and are issued following the determination of the achievement of the performance conditions.
For all of the awards, vesting will accelerate upon death, disability, or the occurrence of a qualified termination following a change in control.
With respect to awards granted prior to 2024, vesting will also accelerate upon a qualified retirement, where applicable, except that the PSUs accelerate pro-rata based on the number of days in employment during the performance period and subject to attainment of the applicable performance goals through the full performance period. Qualified retirement eligibility occurs upon attaining 55 years of age and 10 years of service.
With respect to awards granted beginning in 2024, the award agreements provide that in the event of a participant's retirement, all unvested outstanding RSUs and a pro-rata portion of unvested outstanding PSUs, based on the number of days in employment during the performance period, will remain outstanding and be distributed in accordance with the award's original vesting and settlement schedule, subject to attainment of the applicable performance goals through the full performance period, and not engaging in any activity that constitutes cause, even after the applicable retirement date. Retirement eligibility requires, in addition to attaining 55 years of age and 10 years of continuous service, submission of 6 months of advanced written notice of a retirement and submission, approval, and satisfactory completion of a transition plan.
Unless retirement eligible, unvested portions of the RSUs and PSUs will be forfeited if the executive officer terminates employment with us prior to the applicable vesting date.
The RSUs and PSUs are subject to non-compete, non-solicitation, and confidentiality covenants. Except as noted in the table below, Mr. Sexton is entitled to acceleration of vesting in full of certain RSU awards and pro-
rata vesting of certain PSU awards granted prior to 2024, as applicable, because he has satisfied, as of
December 31, 2024, the retirement requirements of 55 years of age and 10 years of service. See "Severance,
Change in Control, and Employment-Related Agreements" for more information.

Cboe Global Markets 2025 Proxy Statement	63

2024 Outstanding Equity Awards at Fiscal Year-End Table
The following table sets forth outstanding equity awards held by each NEO at December 31, 2024 based on the market value of our common stock on December 31, 2024 (the last trading day of the year).

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Yet Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Yet Vested
Fredric J. Tomczyk	29,635	(1)	$5,790,679
Jill M. Griebenow	826	(2)	$161,400
	863	(3)	$168,630
	1,306	(4)	$255,192
	4,955	(5)	$968,207
	670	(6)	$130,918
				1,294	(7)	$252,848
				1,294	(8)	$252,848
				1,960	(9)	$382,984
				1,960	(10)	$382,984
				2,478	(11)	$484,201
				2,478	(12)	$484,201
				335	(13)	$65,459
				335	(14)	$65,459
David Howson	2,753	(2)	$537,936
	760	(15)	$148,504
	7,330	(3)	$1,432,282
	9,207	(5)	$1,799,048
	1,340	(6)	$261,836
	8,627	(16)	$1,685,716
	6,967	(17)	$1,361,352
	2,372	(18)	$463,489
	1,916	(19)	$374,386
				10,994	(7)	$2,148,228
				10,994	(8)	$2,148,228
				4,604	(11)	$899,622
				4,604	(12)	$899,622
				670	(13)	$130,918
				670	(14)	$130,918
Christopher A. Isaacson	2,581	(2)	$504,327
	4,975	(3)	$972,115
	5,022	(5)	$981,299
	1,340	(6)	$261,836
	8,088	(16)	$1,580,395
	6,532	(17)	$1,276,353
	2,159	(20)	$421,869
	1,744	(21)	$340,778
				7,462	(7)	$1,458,075
				7,462	(8)	$1,458,075
				2,511	(11)	$490,649
				2,511	(12)	$490,649
				670	(13)	$130,918
				670	(14)	$130,918
Patrick Sexton	1,012	(2)	$197,745
	1,951	(3)	$381,225
	2,706	(5)	$528,752
	670	(6)	$130,918
	3,172	(16)	$619,809
	2,562	(17)	$500,615
				2,926	(7)	$571,740
				2,926	(8)	$571,740
				1,752	(22)	$342,341
				1,752	(23)	$342,341
				1,353	(11)	$264,376
				1,353	(12)	$264,376
				335	(13)	$65,459
				335	(14)	$65,459

64	Cboe Global Markets 2025 Proxy Statement

_____________________________________
(1)Grant of RSUs not subject to performance conditions on October 12, 2023. These RSUs vested one-third on October 12, 2024 and will vest one-third on each of October 12, 2025 and October 12, 2026. For Mr.
Tomczyk's CEO appointment October 2023 RSU award, vesting will accelerate in full on the later of Mr.
Tomczyk's service as CEO terminating for any reason other than cause and Mr. Tomczyk's service as a member of the Board terminating due to a failure to be renominated or re-elected to the Board for any reason other than cause or a voluntary resignation, in each case provided that both events occur after
October 12, 2024 and before the award has otherwise forfeited. If Mr. Tomczyk ceases to serve as CEO after October 12, 2024, but remains in continuous service as a director, (i) his award will vest in full upon a change in control if he is still a director as of such date and (ii) he will be eligible for partial, prorated vesting based on his service between October 12, 2024 and his separation date if after October 12, 2024 he voluntarily resigns from the Board and there is no basis by which his service could have been terminated for cause.
(2)Grant of RSUs not subject to performance conditions on February 19, 2022. This portion of the RSUs vested on February 19, 2025.
(3)Grant of RSUs not subject to performance conditions on February 19, 2023. These RSUs vested one-half on February 19, 2025 and will vest one-half on February 19, 2026.
(4)Grant of RSUs not subject to performance conditions on August 19, 2023. These RSUs vested one-half on
February 19, 2025 and will vest one-half on February 19, 2026.
(5)Grant of RSUs not subject to performance conditions on February 19, 2024. These RSUs vested one-third on February 19, 2025 and will vest one-third on each of February 19, 2026 and February 19, 2027.
(6)Grant of RSUs not subject to performance conditions on February 19, 2024. The award cliff-vests in full on
February 19, 2027. These RSUs do not provide for qualified retirement eligibility.
(7)Grant of PSUs on February 19, 2023 subject to a performance condition of total stockholder return relative to the S&P 500 Index for the period from January 1, 2023 through December 31, 2025. Under Item 402 of
Regulation S-K, these awards are shown at the maximum performance amount. These PSUs will be issued on or about February 19, 2026 upon determination of the achievement of the performance conditions.
(8)Grant of PSUs on February 19, 2023 subject to an earnings per share performance condition for the period from January 1, 2023 through December 31, 2025. Under Item 402 of Regulation S-K, these awards are shown at the maximum performance amount. These PSUs will be issued on or about February 19, 2026 upon determination of the achievement of the performance conditions.
(9)Grant of PSUs on August 19, 2023 subject to a performance condition of total stockholder return relative to the S&P 500 Index for the period from January 1, 2023 through December 31, 2025. Under Item 402 of
Regulation S-K, these awards are shown at the maximum performance amount. These PSUs will be issued on or about February 19, 2026 upon determination of the achievement of the performance conditions.
(10)Grant of PSUs on August 19, 2023 subject to an earnings per share performance condition for the period from January 1, 2023 through December 31, 2025. Under Item 402 of Regulation S-K, these awards are shown at the maximum performance amount. These PSUs will be issued on or about February 19, 2026 upon determination of the achievement of the performance conditions.
(11)Grant of PSUs on February 19, 2024 subject to a performance condition of total stockholder return relative to the S&P 500 Index for the period from January 1, 2024 through December 31, 2026. Under Item 402 of
Regulation S-K, these awards are shown at the target performance amount. These PSUs will be issued on or about February 19, 2027 upon determination of the achievement of the performance conditions.
(12)Grant of PSUs on February 19, 2024 subject to an earnings per share performance condition for the period from January 1, 2024 through December 31, 2026. Under Item 402 of Regulation S-K, these awards are shown at the target performance amount. These PSUs will be issued on or about February 19, 2027 upon determination of the achievement of the performance conditions.
(13)Grant of PSUs on February 19, 2024 subject to a performance condition of total stockholder return relative to the S&P 500 Index for the period from January 1, 2024 through December 31, 2026. Under Item 402 of
Regulation S-K, these awards are shown at the target performance amount. These PSUs will be issued on or about February 19, 2027 upon determination of the achievement of the performance conditions. These
PSUs do not provide for qualified retirement eligibility.

Cboe Global Markets 2025 Proxy Statement	65

(14)Grant of PSUs on February 19, 2024 subject to an earnings per share performance condition for the period from January 1, 2024 through December 31, 2026. Under Item 402 of Regulation S-K, these awards are shown at the target performance amount. These PSUs will be issued on or about February 19, 2027 upon determination of the achievement of the performance conditions. These PSUs do not provide for qualified retirement eligibility.
(15)Grant of RSUs not subject to performance conditions on May 12, 2022. This portion of the RSUs vested on
February 19, 2025.
(16)Grant of PSUs on February 19, 2022 subject to a performance condition of total stockholder return relative to the S&P 500 Index for the period from January 1, 2022 through December 31, 2024. These awards are shown at the actual performance amount and include dividend equivalent payments. These PSUs were issued on February 10, 2025 upon determination of the achievement of the performance conditions. See
"Compensation Discussion and Analysis—2024 Elements of Executive Compensation Program—Long-
Term Incentive Plan—2022 PSU Grants Vested" for more details.
(17)Grant of PSUs on February 19, 2022 subject to an earnings per share performance condition for the period from January 1, 2022 through December 31, 2024. These awards are shown at the actual performance amount and include dividend equivalent payments. These PSUs were issued on February 10, 2025 upon determination of the achievement of the performance conditions. See "Compensation Discussion and
Analysis—2024 Elements of Executive Compensation Program—Long-Term Incentive Plan—2022 PSU
Grants Vested" for more details.
(18)Grant of PSUs on May 12, 2022 subject to a performance condition of total stockholder return relative to the
S&P 500 Index for the period from January 1, 2022 through December 31, 2024. These awards are shown at the actual performance amount and include dividend equivalent payments. These PSUs were issued on
February 10, 2025 upon determination of the achievement of the performance conditions. See
"Compensation Discussion and Analysis—2024 Elements of Executive Compensation Program—Long-
Term Incentive Plan—2022 PSU Grants Vested" for more details.
(19)Grant of PSUs on May 12, 2022 subject to an earnings per share performance condition for the period from
January 1, 2022 through December 31, 2024. These awards are shown at the actual performance amount and include dividend equivalent payments. These PSUs were issued on February 10, 2025 upon determination of the achievement of the performance conditions. See "Compensation Discussion and
Analysis—2024 Elements of Executive Compensation Program—Long-Term Incentive Plan—2022 PSU
Grants Vested" for more details.
(20)Grant of PSUs on February 19, 2022 subject to a performance condition of total stockholder return relative to the S&P 500 Index for the period from January 1, 2022 through December 31, 2024. These PSUs do not provide for qualified retirement eligibility. These awards are shown at the actual performance amount and include dividend equivalent payments. These PSUs were issued on February 10, 2025 upon determination of the achievement of the performance conditions. See "Compensation Discussion and Analysis—2024
Elements of Executive Compensation Program—Long-Term Incentive Plan—2022 PSU Grants Vested" for
more details.
(21)Grant of PSUs on February 19, 2022 subject to an earnings per share performance condition for the period from January 1, 2022 through December 31, 2024. These PSUs do not provide for qualified retirement eligibility. These awards are shown at the actual performance amount and include dividend equivalent payments. These PSUs were issued on February 10, 2025 upon determination of the achievement of the performance conditions. See "Compensation Discussion and Analysis—2024 Elements of Executive
Compensation Program—Long-Term Incentive Plan—2022 PSU Grants Vested" for more details.
(22)Grant of PSUs on February 19, 2023 subject to a performance condition of total stockholder return relative to the S&P 500 Index for the period from January 1, 2023 through December 31, 2025. Under Item 402 of
Regulation S-K, these awards are shown at the maximum performance amount. These PSUs will be issued on or about February 19, 2026 upon determination of the achievement of the performance conditions.
These PSUs do not provide for qualified retirement eligibility.
(23)Grant of PSUs on February 19, 2023 subject to an earnings per share performance condition for the period from January 1, 2023 through December 31, 2025. Under Item 402 of Regulation S-K, these awards are shown at the maximum performance amount. These PSUs will be issued on or about February 19, 2026 upon determination of the achievement of the performance conditions. These PSUs do not provide for qualified retirement eligibility.

66	Cboe Global Markets 2025 Proxy Statement

2024 Stock Vested Table
The following table sets forth the equity awards that vested during 2024.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#) (1)	Value Realized on Vesting (2)
Fredric J. Tomczyk	16,040	$3,273,738
Jill M. Griebenow	2,933	$547,562
David Howson	25,810	$4,782,619
Christopher A. Isaacson	30,944	$5,727,153
Patrick Sexton	11,304	$2,092,419
_____________________________________
(1)Number of shares acquired on vesting represent RSUs and PSUs that were issued in 2024, and do not include any of the 2022 PSU awards, as the underlying shares were not issued until the settlement date of
February 10, 2025.
(2)Amounts are calculated by multiplying the number of shares underlying RSUs or PSUs by our closing stock price on the date of vesting or issuance, or if the stock market was closed on such date, by our closing stock price on the next preceding day on which the stock market was open.
2024 Non-Qualified Deferred Compensation Table

Name (1)		Executive Contributions in Last FY (2)	Registrant Contributions in Last FY (3)	Aggregate Earnings in Last FY (4)	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last FYE
Jill M. Griebenow	SERP	$24,397	$48,793	$44,876	$—	$336,278
David Howson	SERP	$50,339	$100,678	$12,757	$—	$313,372
Christopher A. Isaacson	SERP	$717,844	$114,855	$526,661	$—	$7,589,185
Patrick Sexton	SERP	$39,292	$31,433	$255,280	$—	$1,297,206
_____________________________________
(1)Executive and registrant contributions include contributions during 2024. Mr. Tomczyk did not make any contributions. Numbers may not foot due to rounding.
(2)The amount of executive contributions made by each NEO and reported in this column is included in each
NEO's compensation reported in the SCT under the column labeled "Salary".
(3)The amount of registrant contributions reported in this column for each NEO is also included in his or her compensation reported in the SCT under the column labeled "All Other Compensation".
(4)Earnings are based upon the investment fund selected by the NEO for each plan.
Non-Qualified Defined Contribution Plans
We do not have a defined benefit retirement plan. We currently have 2 non-qualified defined contribution plans in which the NEOs may, as applicable, participate: the Supplemental Executive Retirement Plan and the Cash
Deferral Plan. The investment options for these plans only include investment options that are available under the qualified plan.
The SERP is designed for employees whose level of compensation exceeds the IRS defined annual compensation limit ($345,000 for 2024). Under the SERP, we match deferral contributions made by the employee under the SERP with respect to compensation in excess of the IRS compensation limit. These contributions mirror those under the 401(k) plan. In 2024, we matched employee contributions up to 4% of the employee's compensation, subject to statutory limitations. We matched 200% of such contributions. Mr.
Tomczyk did not participate in the SERP in 2024.
All of our contributions to the SERP vest 20% for each year of continuous service, identical to the qualified plan.
All of our participating NEOs are fully vested in the SERP.

Cboe Global Markets 2025 Proxy Statement	67

The Cash Deferral Plan is designed for employees whose level of compensation exceeds the IRS defined annual compensation limit ($345,000 for 2024) and non-employee directors. Under the Cash Deferral Plan, we do not match deferral contributions made by the employee and non-employee directors under the Cash Deferral
Plan. There are no vesting requirements under the Cash Deferral Plan.
SEVERANCE, CHANGE IN CONTROL, AND EMPLOYMENT-
RELATED AGREEMENTS
We are not party to any employment agreements as of December 31, 2024. All NEOs employed by the
Company as of December 31, 2024 were covered by the Executive Severance Plan. The material terms of the plan are discussed below.
Mr. Tomczyk's Offer Letter
On September 18, 2023, the Company entered into an offer letter (the "Tomczyk Offer Letter") with Mr.
Tomczyk, which sets forth certain compensation and benefits Mr. Tomczyk is entitled to receive for his service as CEO. Pursuant to the Tomczyk Offer Letter, Mr. Tomczyk is entitled to (i) an annual base salary of
$1,000,000 per year and (ii) a target bonus opportunity equal to 165% of his annual base salary. In connection with the Offer Letter, Mr. Tomczyk also received an equity incentive award in the form of time-based RSUs for shares of the Company's common stock with a grant date value of $7,150,000. The RSU grant was granted in
2023 in lieu of any annual equity incentive award grant for the 2023 and 2024 fiscal years and vests in 3 equal installments, the first installment having vested on October 12, 2024 and the remaining installments vesting on
October 12, 2025 and October 12, 2026, subject to (i) Mr. Tomczyk's continued employment through at least the first anniversary of the grant date (which occurred on October 12, 2024) and (ii) Mr. Tomczyk's continued
service on the Board thereafter. Mr. Tomczyk will also be eligible to participate in the Company's employee benefit plans available to similarly situated executives and to receive relocation assistance benefits under the
Company's relocation program. The Tomczyk Offer Letter does not provide Mr. Tomczyk with any severance benefits, as Mr. Tomczyk is subject to the Executive Severance Plan (described below).
Executive Severance Plan
Except as disclosed herein, the other NEOs do not have employment agreements; however, the Compensation
Committee believes it is appropriate to provide an Executive Severance Plan to encourage retention, maintain a consistent management team to effectively run our operations, and allow executives to focus on our strategic business priorities. The CEO of the Company determines from time to time the executive vice president ("EVP")
and senior vice president ("SVP") participants in the plan. As of December 31, 2024, the plan participants covered Ms. Griebenow and Messrs. Tomczyk, Howson, Isaacson, and Sexton, and other officers.
Under the plan, a participant who experiences an involuntary termination (as defined in the plan, which includes termination by us without cause and by the executive for good reason) is entitled to receive the following severance benefits:
The participant's accrued salary, unpaid expenses, accrued and unpaid vacation days through the date of termination, and any unpaid bonus earned in any year prior to the year in which the participant's employment terminates;
An amount equal to a prorated bonus for the year of employment termination, based on target performance for such year;
A severance payment in an amount equal to the sum of the participant's base salary and target annual bonus; and
COBRA premiums for 18 months for EVP participants in the plan and 12 months for SVP and all other participants (other than EVPs) in the plan.
Under the terms of the plan, if the participant's employment is terminated either by us for cause, or by the participant other than for good reason (each as defined in the plan), we will pay the participant any unpaid bonus and accrued benefits.

68	Cboe Global Markets 2025 Proxy Statement

If the participant is terminated in connection with a change in control, which includes a termination without cause or a resignation for good reason that occurs within a period beginning 6 months before a change in control and ending 2 years after, such participant will receive the following severance benefits:
The participant's accrued salary, unpaid expenses, accrued and unpaid vacation days through the date of termination, and any unpaid bonus earned in any year prior to the year in which the participant's employment terminates;
An amount equal to a prorated bonus for the year of employment termination, based on target performance for such year;
A severance payment in an amount equal to two times, with respect to EVP participants in the plan and, one and a half times, with respect to SVP and all other participants (other than EVPs) in the plan, the sum of the participant's base salary and target annual bonus; and
COBRA premiums for 24 months for EVP participants in the plan and 18 months for SVP and all other participants (other than EVPs) in the plan.
The plan also provides that we will require any successor to expressly assume and agree to maintain the plan.
Severance Payments
The following table shows the potential additional payment to each NEO serving on December 31, 2024 pursuant to the Executive Severance Plan, discussed above, upon the termination of the executive's employment by us without cause or by the executive for good reason (including following a change in control), upon the executive's death or disability, qualified retirement (if eligible), and by the executive without good reason.

Cboe Global Markets 2025 Proxy Statement	69

The amounts shown assume that the termination or event occurred on December 31, 2024. Numbers may not foot due to rounding.

Name		Salary	Cash Incentive (6)	Unvested Equity Awards (7)	Other (8)	Total
Fredric J. Tomczyk	(1)	$1,000,000	$3,300,000	$—	$27,435	$4,327,435
	(2)	$2,000,000	$4,950,000	$5,790,679	$36,580	$12,777,259
	(3)	$—	$—	$5,790,679	$—	$5,790,679
	(4)	$—	$—	$—	$—	$—
	(5)	$—	$—	$—	$—	$—
Jill M. Griebenow	(1)	$500,000	$1,291,803	$—	$31,270	$1,823,073
	(2)	$1,000,000	$1,941,803	$4,055,332	$41,694	$7,038,829
	(3)	$—	$—	$3,419,500	$—	$3,419,500
	(4)	$—	$—	$—	$—	$—
	(5)	$—	$—	$—	$—	$—
David Howson	(1)	$625,000	$1,859,631	$3,884,943	$51,702	$6,421,276
	(2)	$1,250,000	$2,797,131	$14,422,083	$68,936	$18,538,150
	(3)	$—	$—	$12,273,856	$—	$12,273,856
	(4)	$—	$—	$—	$—	$—
	(5)	$—	$—	$3,884,943	$—	$3,884,943
Christopher A. Isaacson	(1)	$650,000	$1,950,000	$3,619,394	$48,448	$6,267,842
	(2)	$1,300,000	$2,925,000	$10,498,256	$64,597	$14,787,853
	(3)	$—	$—	$9,040,181	$—	$9,040,181
	(4)	$—	$—	$—	$—	$—
	(5)	$—	$—	$3,619,394	$—	$3,619,394
Patrick Sexton (9)	(1)	$450,000	$1,076,066	$3,166,718	$51,702	$4,744,486
	(2)	$900,000	$1,616,066	$4,846,897	$68,936	$7,431,899
	(3)	$—	$—	$3,932,816	$—	$3,932,816
	(4)	$—	$—	$3,166,718	$—	$3,166,718
	(5)	$—	$—	$3,166,718	$—	$3,166,718

_____________________________________
(1)Represents amounts to be paid in connection with a termination of the executive's employment by us without cause or by the executive for good reason.
(2)Represents amounts to be paid in connection with a termination of the executive's employment by us without cause or by the executive for good reason following a change in control.
(3)Represents amounts to be paid in connection with death or disability.
(4)Represents amounts to be paid in connection with a qualified retirement. As of December 31, 2024, Messrs.
Tomczyk, Howson, and Isaacson and Ms. Griebenow have not satisfied the retirement requirements of 55 years of age and 10 years of service.
(5)Represents amounts to be paid in connection with a termination of the executive's employment by the executive without good reason.
(6)The amounts shown represent, in the aggregate, any unpaid bonus earned in any year prior to the year in which the executive's employment terminates, a prorated target bonus amount, and a bonus payment in an amount equal to 1 or 2 times target bonus, as applicable.
(7)Amounts for Messrs. Howson, and Isaacson assume satisfaction of the performance period for the 2022
PSU awards as of December 31, 2024, which were certified and issued subsequent to the end of 2024. The amounts shown are based on the market value of our common stock on December 31, 2024. The amounts that include 2022 PSU awards are shown at actual performance amount and include dividend equivalent

70	Cboe Global Markets 2025 Proxy Statement

payments. The amounts that include 2023 and 2024 PSU awards are shown at the maximum or target, as applicable, performance amounts. As discussed in more detail under "Summary Compensation—2023
Grants of Plan-Based Awards Table—Equity Incentives", starting after October 12, 2024, if Mr. Tomczyk ceases to serve as CEO, but remains in continuous service as a director, (i) Mr. Tomczyk's October 2023
RSU award will vest in full upon a change in control if he is still a director as of such date and (ii) he will be eligible for partial, prorated vesting based on his service between October 12, 2024 and his separation date if he voluntarily resigns from the Board and there is no basis by which his service could have been terminated for cause.
(8)The amounts shown represent amounts contributed on behalf of our executives the estimated COBRA costs of 18 months of coverage or 24 months, in the case of a change in control. All of the participating
NEOs, except for Mr. Tomczyk, are fully vested in our qualified and non-qualified defined contribution plans, so there is no acceleration of vesting on these events. As of December 31, 2024, Mr. Tomczyk has not vested in any matching or employer contributions under our qualified and non-qualified defined contribution plans.
(9)If a retirement-eligible executive terminates for any reason, other than death or disability or a termination of the executive's employment by us without cause or by the executive for good reason following a change in control, they are assumed to have taken a retirement for purposes of equity awards issued prior to 2024.
Amounts for Mr. Sexton in rows 1, 4, and 5 include acceleration of vesting of certain equity awards issued prior to 2024, including pro-rata vesting of PSU awards, as applicable, because he has satisfied, as of
December 31, 2024, the retirement requirements of 55 years of age and 10 years of service. With respect to awards issued starting in 2024, retirement eligibility requires, in addition to attaining 55 years of age and
10 years of continuous service, submission of 6 months of advanced written notice of a retirement and submission, approval, and satisfactory completion of a transition plan. Amounts for Mr. Sexton in row 4 include all unvested outstanding RSUs and a pro-rata portion of unvested outstanding PSUs issued starting in 2024, which, in the event of a qualified retirement, will remain outstanding and be distributed in accordance with the award's original vesting and settlement schedule, even after the applicable retirement date.
PAY RATIO
As required by SEC rules, we are providing the following information about the relationship of the median of the annual total compensation of our employees (other than Mr. Tomczyk, our CEO) and the annual total compensation of Mr. Tomczyk. The pay ratio included in this information is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.
For 2024, the median of the annual total compensation of all employees of the Company (other than Mr.
Tomczyk) was $182,120 and the annual total compensation of Mr. Tomczyk was $3,325,419. Based on this information, the ratio of the annual total compensation of Mr. Tomczyk, our CEO, to the median of the annual total compensation of all employees (excluding Mr. Tomczyk) was 18:1. This ratio would have been 49:1 if a pro rata portion of Mr. Tomczyk's 2023 CEO appointment RSU grant was included in Mr. Tomczyk's annual total compensation for 2024.
We identified the median employee by reviewing the annual total compensation of all full-time, part-time, and temporary employees employed by us on November 15, 2024 as reflected in our payroll records. Annual total compensation included salary, commissions, bonus, value of equity grants, and value of benefits received. In making this determination, we used our employee population size of 1,628 employees as of November 15,
2024, which excluded, under the non-U.S. de minimis exception to the pay ratio rule, all of our employees in
Japan (approximately 28), and the Philippines (approximately 29), out of a total of 1,689 employees, or 3.4%.
After identifying the median employee, we calculated annual total compensation for such employee using the same methodology we use for calculating total compensation for each of our NEOs as set forth in the SCT above.

Cboe Global Markets 2025 Proxy Statement	71

PAY VERSUS PERFORMANCE
As required by SEC rules, the following information provides a summary of the relationship between compensation actually paid (determined in accordance with SEC rules) to our principal executive officer ("PEO")
and average compensation actually paid to our non-PEO NEOs (the "Other NEOs") and certain financial performance of the Company, as required by SEC rules. This information is a reasonable estimate calculated in a manner consistent with such SEC rules and there can be no assurances that some of the amounts reported will ever be realized. For information concerning the Company's variable pay-for-performance philosophy and how the Company aligns executive compensation with the Company's performance, refer to "Executive
Compensation—Compensation Discussion and Analysis".

							Value Of Initial Fixed $100 Investment Based On:
Year	Summary Compensation Table Total For PEO (Tomczyk) (1)	Compensation Actually Paid To PEO (Tomczyk) (2)	Summary Compensation Table Total For PEO (Tilly) (1)	Compensation Actually Paid To PEO (Tilly) (2)	Average Summary Compensation Table Total For Other NEOs (3)	Average Compensation Actually Paid To Other NEOs (4)	Total Shareholder Return (5)	Peer Group Total Shareholder Return (6)	Net Income (7) (in millions)	Adjusted EBITDA (8) (in millions)
2024	$3,325,419	$4,350,104	$—	$—	$4,384,076	$5,374,354	$175.40	$164.11	$761	$1,352
2023	$8,366,510	$9,420,432	$9,403,311	$6,889,839	$3,255,931	$5,156,162	$158.37	$137.61	$758	$1,245
2022	—	—	$11,915,247	$14,520,578	$4,096,611	$4,865,964	$109.69	$112.11	$234	$1,136
2021	—	—	$10,646,558	$16,085,506	$3,188,615	$4,608,036	$112.12	$142.25	$527	$987
2020	—	—	$9,062,411	$4,706,224	$2,600,752	$1,566,348	$78.83	$109.59	$467	$875
_____________________________________
(1)The dollar amounts reported in this column are the amounts of total compensation reported for Messrs.
Tomczyk or Tilly in connection with their service as PEO of the Company during each corresponding year, as applicable, in the "Total" column of the SCT. Refer to "Executive Compensation—Summary
Compensation—Summary Compensation Table".
(2)The dollar amounts reported in this column represent the amount of "compensation actually paid" to
Messrs. Tomczyk or Tilly, respectively, for the years during which they served as PEO. In accordance with
SEC rules, the following adjustments were made to Mr. Tomczyk's total compensation as reported in the
2024 SCT to determine his 2024 compensation actually paid.

Fredric J. Tomczyk
Amount Deducted or Added (1)	2024
Subtract stock and option awards reported in SCT	$—
Add fair value of stock and option awards granted in covered fiscal years, valued at year-end, that are outstanding and unvested as of the end of the covered fiscal years	$—
Add/Subtract stock and option awards granted in prior fiscal years that were unvested at the end of covered fiscal years, the change in fair value from the end of prior fiscal years to end of covered fiscal years	$519,649
Add stock and option awards that were granted and vested in the same year, the fair value as of the vesting date	$—
Add/Subtract stock and option awards granted in prior fiscal years that vested during covered fiscal years, the changes in fair value from the end of prior covered fiscal years to vesting dates	$406,578
Add dividends paid on unvested shares/units and stock options in the covered fiscal year	$98,458
____________________________________
(1)The assumptions used to calculate the values for each RSU award included in the calculation of
"compensation actually paid" did not differ materially from those used to calculate the grant date fair value for such awards.
(3)The dollar amounts reported in this column represent the average of the amounts reported for the
Company's Other NEOs as a group in the "Total" column of the SCT in each applicable year. The Other
NEOs in each applicable year are as follows: (i) for 2024, Messrs. Howson, Isaacson, and Sexton and Ms.
Griebenow; (ii) for 2023, Messrs. Schell, Howson, and Isaacson, Ms. Griebenow, and Catherine Clay; (ii) for
2022, Messrs. Schell, Howson, Isaacson, and Sexton; (iii) for 2021, Messrs. Schell, Howson, Isaacson, and
Sexton; and (iv) for 2020, Messrs. Schell, Howson and Isaacson, and Bryan Harkins.
(4)The dollar amounts reported in this column represent the average amount of "compensation actually paid"
to the Other NEOs as a group. In accordance with SEC rules, the following adjustments were made to

72	Cboe Global Markets 2025 Proxy Statement

average total compensation for the Other NEOs as a group for 2024 to determine the compensation actually paid. Numbers may not foot due to rounding.

Average Amount Deducted or Added (1)	2024
Subtract average stock and option awards reported in SCT	$-2,722,378
Add average fair value of stock and option awards granted in covered fiscal years, valued at year-end, that are outstanding and unvested as of the end of the covered fiscal years	$2,593,336
Add/Subtract average stock and option awards granted in prior fiscal years that were unvested at the end of covered fiscal years, the change in fair value from the end of prior fiscal years to end of covered fiscal years	$876,894
Add average for stock and option awards that were granted and vested in the same year, the fair value as of the vesting date (2)	$97,487
Add/Subtract average stock and option awards granted in prior fiscal years that vested during covered fiscal years, the changes in fair value from the end of prior covered fiscal years to vesting dates	$115,282
For awards granted in prior fiscal years that were forfeited during covered fiscal years, subtract the fair value of forfeited awards determined at end of prior fiscal years	$—
Add average dividends paid on unvested shares/units and stock options in the covered fiscal year	$29,657
____________________________________
(1)The assumptions used to calculate the values for each RSU and PSU award included in the calculation of "compensation actually paid" did not differ materially from those used to calculate the grant date fair value for such awards. For each PSU-TSR, we used a Monte Carlo model and made appropriate adjustments to the grant date assumptions to reflect changes in the stock price volatility, actual relative
TSR and stock price performance, and risk-free interest rates as of the relevant measurement date. For each PSU-EPS, we based the valuation on the probable outcome of earnings per share during the awards' performance periods as of the last day of the fiscal year.
(2)The dollar amounts reported in this row include dividend equivalent units awarded from the reinvestment of dividend equivalents on PSUs. The dividend equivalent units are subject to the same terms regarding vesting, forfeiture, and distribution as the applicable PSUs.
(5)The cumulative TSR amounts reported in this column are calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company's share price at the end and the beginning of the measurement period by the
Company's share price at the beginning of the measurement period (here, December 31, 2019).
(6)The cumulative peer group TSR amounts reported in this column represent the weighted peer group TSR, weighted according to the respective companies' stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the customized peer group included in our Annual Report on Form 10-K that includes CME Group Inc., Intercontinental Exchange Inc., and
Nasdaq, Inc.
(7)The dollar amounts reported in this column represent the amount of net income reflected in the Company's audited financial statements for the applicable year.
(8)The dollar amounts reported in this column represent adjusted EBITDA, which is a non-GAAP measure used by the Company and reconciliations to GAAP measures are provided in Appendix A. While the
Company uses numerous financial and nonfinancial performance measures for the purpose of evaluating performance for the Company's compensation programs, the Company has determined that adjusted
EBITDA is the financial performance measure that, in the Company's reasonable assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the table) used by the Company to link compensation actually paid to the Company's NEOs, for the most recently completed fiscal year, to company performance.
Financial Performance Measures
As described in greater detail in "Executive Compensation—Compensation Discussion and Analysis", the
Company's executive compensation program reflects a variable pay-for performance philosophy. The most important financial performance measures used by the Company, listed in alphabetical order, to link

Cboe Global Markets 2025 Proxy Statement	73

compensation actually paid to the Company's NEOs, for the most recently completed fiscal year, to the
Company's performance were as follows:

Financial Performance Measures
Adjusted EBITDA
Net Revenue
3-Year Cumulative Adjusted Diluted EPS
3-Year Relative TSR Compared to S&P 500
Analysis of the Information Presented in the Pay versus Performance Table
As described in more detail in the section "Executive Compensation—Compensation Discussion and Analysis",
the Company's executive compensation program reflects a variable pay-for-performance philosophy.
Approximately 20% of the value of total compensation awarded to the NEOs consists of amounts determined under the Company short-term incentive compensation program and approximately 60% of the value of total compensation awarded to the NEOs is long-term incentive compensation generally comprised of equity awards, including RSUs and/or PSUs. Mr. Tomczyk's compensation paid for 2024 does not include any equity grants, as his CEO appointment grant in 2023 was meant to cover equity grants for 2023 and 2024 fiscal years.
While the Company utilizes several performance measures to align executive compensation with Company performance, all of those Company measures are not presented in the Pay versus Performance table.
Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company's performance measures with compensation that is actually paid for a particular year.
Description of Relationship Between Compensation Actually Paid to our NEOs and Each Financial
Metric Presented in the Pay versus Performance Table
Compensation Actually Paid and Cumulative TSR
As demonstrated by the following graph, the amount of compensation actually paid to Messrs. Tomczyk and
Tilly and the average amount of compensation actually paid to the Company's Other NEOs as a group is generally aligned with the Company's cumulative TSR over the period presented in the table.

Compensation Actually Paid vs. Company TSR
Compensation Actually Paid
$18,000,000
$16,000,000
$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$-
$220
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$-
Cumulative TSR (value of initial $100 investment)
2020
2021
2022
2023
2024
PEO (Tomczyk)
PEO (Tilly)
Average for Other NEOs
TSR

74	Cboe Global Markets 2025 Proxy Statement

Compensation Actually Paid and Net Income
As demonstrated by the following table, the amount of compensation actually paid to Messrs. Tomczyk and Tilly and the average amount of compensation actually paid to the Company's Other NEOs as a group is generally aligned with the Company's net income over the period presented in the table.

Compensation Actually Paid vs. Net Income
$18,000,000
$16,000,000
$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$-
Compensation Actually Paid
$900
$800
$700
$600
$500
$400
$300
$200
$100
$-
Net Income (millions)
2020
2021
2022
2023
2024
PEO (Tomczyk)
PEO (Tilly)
Average for Other NEOs
Net Income

Compensation Actually Paid and Adjusted EBITDA
As demonstrated by the following graph, the amount of compensation actually paid to Messrs. Tomczyk and
Tilly and the average amount of compensation actually paid to the Company's Other NEOs as a group is generally aligned with the Company's adjusted EBITDA over the period presented in the table.

Compensation Actually Paid vs. Adjusted EBITDA
Compensation Actually Paid
$18,000,000
$16,000,000
$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$-
Adjusted EBITDA (millions)
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
2020
2021
2022
2023
2024
PEO (Tomczyk)
PEO (Tilly)
Average for Other NEOs
Adjusted EBITDA

Cumulative TSR of the Company and Cumulative TSR of the Peer Group
As demonstrated by the following graph, the Company's cumulative TSR over the period presented in the table was 75%, while the cumulative TSR of the peer group presented for this purpose was 64% over the period presented in the table. The Company's cumulative TSR underperformed the peer group in 2020, generally

Cboe Global Markets 2025 Proxy Statement	75

matched the performance of the peer group in 2021, outperformed the peer group in 2022, outperformed the peer group in 2023, and generally matched the performance of the peer group in 2024. For more information regarding the Company's performance and the companies that the Compensation Committee considers when determining compensation, refer to "Executive Compensation—Compensation Discussion and Analysis".
POLICIES AND PRACTICES RELATED TO THE GRANT OF
CERTAIN EQUITY AWARDS CLOSE IN TIME TO THE RELEASE
OF MATERIAL NONPUBLIC INFORMATION
Under the Second Amended and Restated Long-Term Incentive Plan, the Company may grant equity or cash awards, including restricted stock, RSUs, and stock options. Stock options were not featured in our long-term incentive program in 2024. However, the Company has a policy that stock option grants may not be made during a "blackout period", as defined in the Insider Trading Policy, unless the Compensation Committee determines that special circumstances warrant an equity grant during the blackout period. Blackout periods generally occur when there is a presumption of the possession of material non-public information, which includes (i) quarterly and annual restrictions surrounding the dissemination of financial results and (ii) other specific circumstances surrounding developments known to the Company and not yet publicly disclosed. See
"Corporate Governance—Insider Trading Policy" for additional information.

76	Cboe Global Markets 2025 Proxy Statement

EQUITY COMPENSATION PLAN INFORMATION
The following is information about our equity compensation plans as of December 31, 2024.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	N/A	(1)	N/A	(1)	2,750,170	(2)
Equity compensation plans not approved by security holders	—		—		—
Total	—	(1)	—	(1)	2,750,170	(2)
____________________________________
(1)The Company has grants of unvested 522,735 time-based RSUs and 222,208 PSUs (which are reflected here at maximum of 200%) as of December 31, 2024 under the Second Amended and Restated Long-Term
Incentive Plan. The weighted average exercise price of outstanding RSUs and PSUs is not included at column (b) as such awards do not have an exercise price.
(2)Consists, as of December 31, 2024, of 2,258,377 shares of our common stock available for future issuance under the Second Amended and Restated Long-Term Incentive Plan, assuming maximum performance for
PSUs, and 491,793 shares of our common stock available for future issuance under the Employee Stock
Purchase Plan, including an estimated 19,448 shares of our common stock potentially subject to purchase as of December 31, 2024, with respect to the offering period that ran from September 16, 2024 through
March 15, 2025. The estimated shares of our common stock subject to purchase under the Employee Stock
Purchase Plan were calculated by dividing participant withholdings as of December 31, 2024 by a purchase price equal to the closing share price of our common stock on December 31, 2024 less the applicable program discount.

Cboe Global Markets 2025 Proxy Statement	77

AUDIT MATTERS
PROPOSAL 3—RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
General
KPMG, an independent registered public accounting firm, served as our independent registered public accounting firm for the year ended December 31, 2024, and our Audit Committee has again selected KPMG to serve as our independent registered public accounting firm for the 2025 fiscal year. Representative(s) of KPMG will be present at the Annual Meeting, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.
Although stockholder ratification is not required by our Bylaws or otherwise, the Board, as a matter of good corporate governance, is requesting that stockholders ratify the selection of KPMG as our independent registered public accounting firm for the 2025 fiscal year. If stockholders do not ratify KPMG, the Audit
Committee will reconsider its appointment.
The Board and the Audit Committee recommend that stockholders vote FOR ratification of the appointment of
KPMG as our independent registered public accounting firm for the 2025 fiscal year.
Independent Registered Public Accounting Firm Fees
KPMG served as our independent registered public accounting firm for the years ended December 31, 2024 and 2023 and is serving in such capacity for the 2025 fiscal year. The following table presents fees billed, or expected to be billed, to us by KPMG for the years ended December 31, 2024 and 2023:

	2024	2023
Audit Fees	$4,488,375	$4,444,862
Audit-Related Fees	426,299	384,240
Tax Fees	—	50,795
All Other Fees	100,000	—
Total	$5,014,674	$4,879,897
Audit Fees consist of the aggregate fees billed, or expected to be billed, for professional services rendered by
KPMG for the integrated audit of our annual consolidated financial statements and internal control over financial reporting, quarterly reviews of our unaudited condensed consolidated financial statements, and audits of various domestic and international subsidiaries.
Audit-Related Fees consist of the aggregate fees billed, or expected to be billed, for assurance and related services rendered by KPMG, including services rendered in connection with certain regulatory requirements of our subsidiaries.
Tax Fees consist of the aggregate fees billed, or expected to be billed, for tax consulting services rendered by
KPMG in various jurisdictions in which we operate.
All Other Fees relate to professional services not included in the categories above and consist of the aggregate fees billed, or expected to be billed, for non-financial assessments (including reporting requirement readiness)
rendered by KPMG.
Pre-Approval Policies and Procedures
The Audit Committee of the Board has adopted policies and procedures for the pre-approval of services provided by our independent registered public accounting firm. These services may include audit services, audit-related services, tax services, and other services. Such policies and procedures provide that the Audit
Committee shall pre-approve all auditing and permitted non-audit services (including the fees and terms thereof).
As permitted under the Sarbanes-Oxley Act of 2002 and its pre-approval policies and procedures, the Audit
Committee has delegated certain pre-approval authority to its Chair and a majority of the Audit Committee

78	Cboe Global Markets 2025 Proxy Statement

members, one of which must be the Chair. The Audit Committee member or members to whom such authority is delegated must then report any pre-approval decisions to the Audit Committee at the next scheduled Audit
Committee meeting.
REPORT OF THE AUDIT COMMITTEE
The Audit Committee assists the Board in its oversight of the integrity of our consolidated financial statements, compliance with legal and regulatory requirements and the performance of the internal audit function.
Management is responsible for our internal control over financial reporting and financial reporting process.
KPMG, our independent registered public accounting firm, is responsible for performing an independent audit of our consolidated financial statements and assertions related to the effectiveness of our internal control over financial reporting and for issuing reports on these consolidated financial statements and assertions related to the effectiveness of our internal control over financial reporting.
In this context, the Audit Committee hereby reports as follows:
The Audit Committee has reviewed and discussed with management and KPMG the audited consolidated financial statements and the assertions related to effectiveness of our internal control over financial reporting.
The Audit Committee has discussed with KPMG the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (U.S.) ("PCAOB") and the SEC.
The Audit Committee has received the written disclosures and communications from KPMG required by applicable requirements of the PCAOB regarding its communications with the Audit Committee concerning independence and has discussed with KPMG its independence.
Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the consolidated financial statements and our assertions related to the effectiveness of our internal control over financial reporting, along with KPMG's audit opinions thereon, be included in our Annual Report on Form 10-K for the year ended December 31, 2024 for filing with the SEC.
We selected KPMG as our independent registered public accounting firm for fiscal year 2025. The Board is recommending that stockholders ratify that selection at the Annual Meeting. See "Proposal 3—Ratification of
Appointment of Independent Registered Public Accounting Firm" for more information.
Audit Committee
James E. Parisi (Chair)
Alexander J. Matturri, Jr.
Jennifer J. McPeek

Cboe Global Markets 2025 Proxy Statement	79

Long-Term Incentive Plan
PROPOSAL 4—Approval of the Third Amended and Restated
Cboe Global Markets, Inc. Long-Term Incentive
Plan
Introduction
On February 11, 2025, the Board of Directors approved the amendment and complete restatement of the
Second Amended and Restated CBOE Holdings, Inc. Long-Term Incentive Plan ("2016 Plan") in the form of the
Third Amended and Restated Cboe Global Markets, Inc. Long-Term Incentive Plan (the "Plan"), subject to approval by stockholders at the Annual Meeting. The following is a description of the material terms of the Plan, which is qualified in its entirety by reference to the Plan that is attached as Appendix B to this Proxy Statement.
The Plan is effective May 6, 2025, subject to approval by stockholders (the "Effective Date").
If the Plan is approved by stockholders, any shares of the Company's common stock issued to eligible Plan participants ("Participants") after the Effective Date will be counted against the Plan share reserve. Any shares issued or awards granted prior to such Effective Date of the Plan will be subject to the terms and conditions of the 2016 Plan. If the Plan is not approved by stockholders, the amendment and restatement of the 2016 Plan described in this proposal will not take effect and the 2016 Plan will continue to be administered in its current form.
The Board is requesting stockholders to approve the Plan pursuant to which, among other things, the share reserve shall increase by 3,000,000 shares (with any shares remaining available for issuance as of the Effective
Date available for issuance under the stockholder approved 2016 Plan continuing to be available for grant) and the term of the Plan will be extended to the 10th anniversary of the Effective Date, unless the Plan is terminated earlier by the Board or because all shares authorized to be issued or transferred thereunder have been issued or transferred.
Rationale For Implementing the Plan
The Board is asking stockholders to approve the Plan for the following reasons:
1.To ensure that a sufficient number of shares are available to fund future equity grants in the form of non-qualified stock options, restricted stock, restricted stock units, performance-based restricted stock, performance-based restricted stock units and any other stock awards permitted under the Plan in order to attract and retain qualified non-employee directors, senior management personnel and other key employees; and
2.To better align certain Plan provisions with recognized market best practices and to further align the interests of our executives and our stockholders.
For these reasons, the Board believes that the approval of the Plan is in the best interests of the Company and our stockholders.
The Board of Directors recommends a vote FOR approval of the Third Amended and Restated Cboe Global
Markets, Inc. Long-Term Incentive Plan to, among other things, increase the share reserve by 3,000,000 shares and extend the term of the plan.
Material Changes From the 2016 Plan
The Plan constitutes an amendment and complete restatement of the 2016 Plan. Generally, the provisions of the Plan and the 2016 Plan are substantially similar in all material respects. However, the Plan differs from the
2016 Plan in the following respects:
increases the share reserve by 3,000,000 shares;
extends the term of the Plan until the earliest of the date (a) all shares authorized to be issued or transferred thereunder have been issued or transferred, (b) the Plan is terminated by the Board, or (c)
the 10th anniversary of the Effective Date;
increases the maximum amount that may be paid to any Participant in any calendar year under cash-
based awards from $5,000,000 to $15,000,000;

80	Cboe Global Markets 2025 Proxy Statement

clarifies that shares delivered or withheld by the Company to satisfy tax withholding obligations on vesting of restricted stock units before and after the Effective Date will become available for awards under the Plan, consistent with the treatment of restricted stock and options;
removes obsolete references to Section 162(m) of the Internal Revenue Code (the "Code"), as in effect prior to the Tax Cuts and Jobs Act of 2017 and introduces additional flexibility to amend and adjust the terms, including performance goals of and amount payable pursuant to, cash-based incentive awards;
specifies the timing of distributions and/or payments to Participants in the event of a separation from service or change in control of the Company to facilitate compliance with Section 409A of the Code;
requires Participants to remain continuously in service with the Company or an affiliate through the date any cash incentive award which is based on the achievement of performance goals is paid to be eligible to receive a payout of such award (unless otherwise provided in an applicable agreement);
imposes an annual compensation limit applicable to non-employee directors of $950,000 comprising the total value of equity compensation awards and cash incentive awards granted to a non-employee director in a given calendar year under the Plan and any cash compensation for non-employee director service (and $2,500,000 with respect to a non-employee director serving as the Chairman or Lead
Director of the Board); and
includes other administrative, clarifying and conforming changes.
Stockholder Friendly Features of the Plan
The Plan includes provisions that are designed to protect our stockholders' interests and to reflect corporate governance best practices including:
Awards subject to Clawback Policy. Awards under the Plan will be subject to recoupment under certain circumstances, including pursuant to or to facilitate compliance with the Cboe Global Markets,
Inc. Executive Officer Incentive Compensation Clawback Policy, the Cboe Global Markets, Inc.
Supplemental Discretionary Clawback Policy and any other clawback policy of the Company as may be adopted or amended from time to time or as otherwise required by applicable law, rules, regulations or stock exchange listing standards.
"Double-Trigger" change in control vesting. Two events are generally needed for awards to vest on an accelerated basis: (i) consummation of a change in control event and (ii) involuntary termination of employment, other than for cause. In the event that a successor entity assumes or replaces outstanding equity awards at the time of a change in control, such assumed or replaced awards will immediately vest if a Participant incurs a qualifying termination of employment following the change in control, otherwise such awards will immediately vest upon a change in control (unless otherwise provided in an award agreement).
No repricing, exchange, or cash-buyout of stock options. The Plan prohibits the direct or indirect repricing of stock options, including the exchange or replacement of stock options without stockholder approval. No cash buyback of underwater stock options is permitted without stockholder approval.
No discounted stock options. All stock options must have an exercise price or base price equal to or greater than the fair market value of the underlying common stock on the date of grant.
Administered by an independent committee. The Plan will be administered by the Compensation
Committee of the Board.
No automatic share replenishment or "evergreen" provisions. The Plan does not contain an
"evergreen" provision. The number of shares available is capped and there is no formula providing for any automatic increase in the number of shares available.
No dividends on unvested performance awards. The Plan prohibits payment of dividends on performance awards during the performance period.
No transferability. Awards generally may not be transferred for value prior to their vesting or, in the case of stock options, exercise.
In addition, the stockholder friendly features are augmented by the following:
Low Burn Rate. Our annual burn rate, which refers to how fast a company uses the supply of stock authorized for issuance under its stock plan, has ranged between 0.3% and 0.5% each year since

Cboe Global Markets 2025 Proxy Statement	81

2022. We calculated our burn rate by: (i) summing each full value award granted during each calendar year (including PSU award grant adjustments related to actual award performance) and (ii) dividing the resulting number by the basic weighted average number of shares of our common stock outstanding as of the last day of each respective year. See tables below for historical equity granting practices and more details.
Hedging Policy. Under our Insider Trading Policy, our directors and executive officers are prohibited from entering into transactions involving options to purchase or sell our common stock or other derivatives related to our common stock.
Pledging Policy. Our Insider Trading Policy prohibits directors and executive officers from entering into any pledges or margin loans on shares of our common stock.
Stock Ownership Guidelines. Under our stock ownership and holding guidelines, each director and named executive officer is subject to minimum stock ownership levels of our common stock.
Determination of Number of Shares for the Plan
If the Plan is approved, the aggregate number of shares of common stock that will be available for issuance pursuant to awards under the Plan will be 3,000,000 shares of common stock, plus the number of shares of common stock remaining available for issuance under the 2016 Plan as of the Effective Date. In setting the share reserve increase to 3,000,000 additional shares, the Compensation Committee and the Board considered the following material factors:
Shares currently available under the 2016 Plan, and how long the available shares under the 2016 Plan are expected to last based on historical equity granting practices;
Historical equity award granting practices, including our burn rate; and
Expected dilution to the holders of our common stock.
Historical Equity Granting Practices and Information on Previous Equity Usage
In setting and recommending to stockholders the number of shares authorized under the Plan, the
Compensation Committee and the Board considered the number of equity awards granted under the 2016 Plan in recent years and discussed the anticipated number of shares intended to be granted in 2025 and beyond, assuming different scenarios.
The following tables set forth information about the dilution from outstanding awards based on shares of common stock available for issuance under our equity compensation plans, including the 2016 Plan and the
Plan, if amended as proposed.

	Item	As of December 31, 2024
(a)	Shares Available for Grant under the 2016 Plan (1)	2,369,481
(b)	Shares Underlying Previously Granted Awards Outstanding (1) (2)	633,839
	Shares underlying previously granted outstanding appreciative awards of stock options	—
	Shares underlying previously granted outstanding full-value awards (RSUs and PSUs) (3)	633,839
(c)	Shares of Common Stock Outstanding	104,686,478
	2016 Plan Dilution (a+b)/(c)	2.9%
(d)	Additional Shares Requested	3,000,000
	Plan Dilution (if approved) – Share Reserve Increase (d)/(c)	2.9%
	Plan Dilution (if approved) – Outstanding (a+b+d)/(c)	5.7%
	Plan Dilution (if approved) – Fully Diluted (a+b+d)/(a+b+c+d)	5.4%
_____________________________________
(1)The 2016 Plan was our only active equity compensation plan as of March 18, 2025.  Assumes target performance for PSUs.

82	Cboe Global Markets 2025 Proxy Statement

(2)All previously granted awards outstanding were granted under the 2016 Plan. The Company had no stock options or stock appreciation rights outstanding as of December 31, 2024.
(3)Assumes target performance for PSUs.

	Item	2022	2023	2024	Three-Year Average
(a)	Basic Weighted Average Number of Shares Outstanding (in millions)	106.3	105.8	105.1	105.7
(b)	Stock Options Granted	—	—	—	—
(c)	Number of Shares Related to Awards Granted (1)	433,705	488,831	313,057	411,864
	Burn Rate (b+c)/(a)	0.4%	0.5%	0.3%	0.4%
_____________________________________
(1)Represents aggregate number of shares related to RSU and PSU awards granted in each year (assumes target performance for PSUs in the year of grant and also reflects PSU award grant adjustments related to actual award performance in the year the performance is certified). For additional information, see the footnotes to our 2024 consolidated financial statements, which are included in our Annual Report on Form
10‑K for the year ended December 31, 2024 filed with the SEC.
Expected Share Pool Duration
Based on our historical practices, the requested shares under the Plan, plus the shares of common stock remaining available for issuance under the 2016 Plan would be sufficient for a period of approximately ten years. However, the actual rate at which we use shares under the Plan will depend upon various unknown factors, such as our future stock price, plan participation levels, hiring and promotion activity, award mix and vehicles, competitive market practices, acquisitions and divestitures, and rates of forfeiture.
Summary Description of the Plan
The following is a summary of the principal features of the Plan. The summary is not a complete description of all the terms of the Plan and is qualified in its entirety by reference to the complete text of the Plan, which is attached to this Proxy Statement as Appendix B. To the extent there is a conflict between this summary and the actual terms of the Plan, the terms of the Plan will govern. Awards to be made under the Plan will be entirely at the discretion of the Compensation Committee or Board and are therefore not currently determinable.
Purpose of the Plan. The Board believes the Plan is an integral component of the Company's overall compensation program. The purposes of the Plan is to provide additional inducement for Participants to provide services to the Company or an affiliate of the Company as an employee or non-employee director, to reward such Participants by providing an opportunity to acquire incentive awards, and to provide a means through which the Company may attract able persons to enter or retain the employment of or engagement with the
Company or one of its affiliates.
Award Types and Grantees. The Plan provides for equity compensation awards in the form of non-qualified stock options, restricted stock, restricted stock units and cash incentive awards, each called an award, to our eligible employees and non-employee directors, each as determined by the Compensation Committee. As of
December 31, 2024, there were approximately 400 employees (at the director-level and above), 11 non-
employee directors, and 0 consultants eligible to receive annual awards as part of their overall compensation package under the Plan. Additionally, all employees regardless of level, may be eligible to receive certain one-
time or retention awards under the Plan. Each award will be evidenced by an award agreement, which will govern that award's terms and conditions as determined by the Compensation Committee. For the twelve months ending December 31, 2024, awards were made under the 2016 Plan to 11 non-employee directors, 9 executive officers and approximately 540 employees.
Duration. The Plan will terminate, and no additional awards will be granted upon the earliest of the date (a) all shares authorized to be issued or transferred thereunder have been issued or transferred, (b) the Plan is terminated by the Board, or (c) the 10th anniversary of the Effective Date, and will continue in effect thereafter with respect to any awards outstanding at the time of such termination.
Administration. The Plan will be administered by the Compensation Committee, or any successor committee, or another committee of our Board appointed or designated by the Board, or by the Board. The Compensation
Committee has broad authority to administer and interpret the Plan. This authority includes, among other things:
selecting individuals to whom awards are granted from the eligible recipients,

Cboe Global Markets 2025 Proxy Statement	83

determining the types of awards and number of shares of common stock covered or other consideration,
delegating to other committees or one or more officers of the Company or to any other person or body, any or all of the authority and responsibility of the Compensation Committee with respect to awards to individuals who are not subject to Section 16 of the Exchange Act at the time any such delegated authority or responsibility is exercised, and
determining the terms and conditions of awards, including the applicable vesting schedule and conditions and how the award will be settled.
The Compensation Committee may amend any outstanding award, including by an amendment that would:
accelerate the time or times at which the award becomes unrestricted or may be exercised, or waive or amend any goals, restrictions or conditions on the award.
All decisions of the Compensation Committee are binding.
Performance Goals. The Compensation Committee may grant awards that are intended to provide compensation solely on account of the attainment of one or more pre-established performance criteria. The vesting, level of payout, or value of such awards will be determined by the attainment of one or more goals based on one or more of the performance goals ("Performance Goals") set forth below, or such other criteria selected by the Compensation Committee in its discretion:

•net earnings;	•return on common stockholders' equity;
•operating earnings or income;	•return on capital;
•earnings growth;	•return on assets;
•net income;	•customer satisfaction;
•net income per share;	•cost control or expense reduction;
•gross revenue or revenue by pre-defined business segment;	•economic value added (income in excess of cost of capital);
•revenue backlog;	•ratio of operating expenses to operating revenues;
•pre- or post-tax profit margins;	•market share;
•earnings per share;	•volume;
•return on stockholders' equity;	•revenue per contract; and
•stock price;	•adjusted pretax income.
•cash flow, including operating cash flow, free cash flow, discounted cash flow return on investment, and cash flow in excess of cost of capital;
Any Performance Goal(s) may, as the Compensation Committee, in its sole discretion deems appropriate: (i)
relate to the performance of the Company or any affiliate as a whole or any business unit or division of the
Company or any affiliate or any combination thereof, (ii) be compared to the performance of a group of comparator companies, or published or special index, (iii) be based on change in the Performance Goal over a specified period of time, (iv) relate to or be compared to one or more other Performance Goals, (v) in the case of cash incentive awards based on the achievement of Performance Goals, include individual performance goals or objectives applicable to the Participant or (vi) any combination of the foregoing.
The Compensation Committee may provide in any award that any evaluation of performance may include or exclude, amongst other things, the impact, if any, on reported financial results of extraordinary, infrequent or unusual items, events or circumstances. The Compensation Committee may also adjust or change the
Performance Goals utilized to measure performance and attainment of cash incentive awards based on the achievement of Performance Goals in its discretion.
The Compensation Committee retains the discretion to adjust otherwise payable cash incentive awards based on the achievement of Performance Goals downward, or upwards (except with respect to any person designated as an executive officer by the Board for purposes of Section 16 of the Exchange Act), either on a formula or discretionary basis or any combination, as the Compensation Committee, in its sole discretion decides.

84	Cboe Global Markets 2025 Proxy Statement

Stock Reserved for Issuance. Subject to adjustment, the Plan authorizes up to 4,248,497 shares of common stock, which were authorized at the time that the Plan was first adopted by the Board effective January 13,
2010, an additional 3,000,000 shares of common stock which were authorized at the time that the Plan was amended and restated effective February 17, 2016, and an additional 3,000,000 shares of common stock to be authorized in connection with stockholder approval of the Plan. Upon the occurrence of one of the following, the shares underlying an award will be available for any other award:
an award is forfeited;
an award is canceled by mutual consent or expires or terminates for any reason without having been exercised in full;
an award of restricted stock units is settled in cash or property other than shares of our common stock;
shares of our common stock delivered to or withheld by us due to payment and withholding obligations, including where an award is exercised through a net exercise procedure; and
an award is converted to an award of shares of another entity in connection with a recapitalization, merger, consolidation, split-up, spin-off, combination, exchange of shares or other similar event.
Adjustments may be made to the amount of an award outstanding or the total number of shares available under the Plan in the event of certain changes in our capitalization, including a stock split or stock dividend.
Stock Options. The Plan provides for grants of non-qualified stock options, which entitle the grantee to purchase our common stock at the exercise price specified by the Compensation Committee in the grantee's award agreement. The exercise price of an option may not be less than the fair market value of a share of common stock on the date of grant. The closing price of the Company's common stock on March 18, 2025 was $219.66 per share. Each option will have a term to be determined by the Compensation Committee not to exceed ten years. Options will become vested and exercisable as and when specified in the grantee's award agreement.
Other than in connection with certain capital changes listed in the Plan, any reduction in the exercise price of outstanding stock options will require the approval of our stockholders. Under the Plan, the maximum number of shares of common stock subject to options granted to any one Participant in any one calendar year is 1,000,000 shares, determined as of the grant date.
Restricted Stock. The Plan provides for awards of restricted stock. Restricted stock is common stock registered in the grantee's name that is subject to certain transfer or forfeiture restrictions that lapse over a period of time or upon the occurrence of an event or achievement of Performance Goals, as specified in the grantee's award agreement. Unless specified otherwise in the grantee's award agreement, the recipient of restricted stock will have the rights of a stockholder (including the right to vote the stocks and to receive all dividends and other distributions with respect to such shares), subject to any restrictions and conditions specified by the
Compensation Committee in the grantee's award agreement. Under the Plan, the maximum number of shares of common stock subject to restricted stock and restricted stock units granted to any one Participant in any one calendar year that are subject to a Performance Goal is 500,000 shares, determined as of the grant date.
Restricted Stock Units. The Plan provides for awards of restricted stock units. A restricted stock unit is an unfunded, unsecured right to receive one share of common stock at a future date upon the passage of time, the occurrence of an event or achievement of Performance Goals, as specified by the Compensation Committee in the grantee's award agreement. Awards of restricted stock units will contain such restrictions, terms and conditions as specified in the grantee's award agreement, which may allow for cash settlement. Under the Plan, the maximum number of shares of common stock subject to restricted stock and restricted stock units granted to any one Participant in any one calendar year that are subject to a Performance Goal is 500,000 shares, determined as of the grant date.
Cash Incentive Awards and Other Cash-Based Awards. The Committee may make cash incentive awards to employees based on the achievement of Performance Goals established by the Committee. A Participant generally must remain continuously employed by us through the payment date to be eligible to receive a payout of the cash incentive award (unless otherwise provided in an applicable agreement). Under the Plan, the maximum amount that may be paid to any Participant in any calendar year under a cash incentive award, or any other award that is payable or denominated in cash shall be $15,000,000, determined as of the payout date.
The foregoing maximum shall be adjusted to the corresponding fraction or multiple of that amount for any performance period of a different duration. To the extent that a cash incentive award, or any other award that is payable or denominated in cash, is settled in shares of our common stock, compliance with the foregoing maximum limit shall be determined by calculating the dollar value of the shares of stock to be issued in settlement based on the fair market value of such shares as of the applicable settlement date.

Cboe Global Markets 2025 Proxy Statement	85

Effect of a Termination of Employment. In the event of a termination of employment for any reason other than cause (as defined in the Plan), all vested stock options must be exercised within 90 days from the date of termination and all shares of restricted stock or restricted stock units that remain subject to vesting conditions will be forfeited unless the Compensation Committee determines otherwise. These terms can be modified in any award agreement. All awards will be cancelled and forfeited immediately upon a Participant's termination for cause.
Change in Control - Double Trigger Vesting Provision. Unless the Compensation Committee determines otherwise in an award agreement, in the event of a Change in Control, each award will be "double trigger"
unless a successor entity cannot or will not provide a "replacement award" (as defined in the Plan). If a successor entity cannot or will not provide a replacement award, the award will accelerate and be deemed fully vested and exercisable and all vesting conditions on each share of restricted stock or restricted stock units will lapse, with all performance conditions deemed satisfied at the greater of target or the level of performance actually achieved as of the Change in Control (with similar performance assumed to be achieved through the remainder of the performance period). If the successor entity, including the Company if it is the surviving entity, assumes, continues or replaces an outstanding award (each such assumed, continued or replacement award, a replacement award), then such replacement award shall remain outstanding and be governed by its respective terms. Upon an involuntary termination of the Participant's employment for any reason other than cause, such replacement award will accelerate and become fully vested and/or exercisable, with all performance conditions deemed satisfied at the greater of target or the level of performance actually achieved as of the employment termination date (with similar performance assumed to be achieved through the remainder of the performance period).
Non-Employee Director Compensation. The Plan generally imposes an annual compensation limit applicable to non-employee directors such that the total value of equity compensation awards and cash incentive awards granted to a non-employee director in a given calendar year under the Plan, together with the cash compensation earned by the non-employee director during such calendar year, will not exceed $950,000 (and will not exceed $2,500,000 with respect to a non-employee director serving as the Chairman or Lead Director of the Board).
Non-Transferability. Awards granted under the Plan are generally non-transferable and, in the case of options, may be exercised only by the grantee or the grantee's legal representative.
Deferral of Awards. The Compensation Committee may establish procedures to provide that cash, stocks, other securities, other awards under the Plan, other property and other amounts payable with respect to an award under the Plan will be deferred either automatically or at the election of the grantee or the Compensation
Committee in compliance with Section 409A of the Code.
No Rights as Stockholders. Grantees of stock options and restricted stock units generally have no rights as stockholders until our common stock has been delivered in respect of vested awards.
Amendment, Modification, Termination. The Board may alter, amend, revoke, terminate or suspend the Plan, but may not terminate any outstanding awards granted under the Plan unless there is a liquidation or dissolution of the Company. The Board may not, without stockholder approval:
Increase the total number of shares that may be issued or delivered under the Plan,
Make any changes in the class of eligible individuals,
Extend the period during which awards may be granted, or
Make any other change where stockholder approval is required by any applicable law, rule or regulation of the stock exchange on which shares of our common stock are traded.
In addition, other than actions taken for certain federal tax, accounting, or legal compliance purposes, the Board and Compensation Committee may not take any action that will materially adversely affect the rights of a holder of an outstanding award, other than a cash incentive award, without the holder's consent.
Certain Federal Income Tax Considerations
The following is a general description of the U.S. federal income tax treatment applicable to the Company and the Participants who receive awards under the Plan. This discussion does not address all aspects of the U.S.
federal income tax consequences of participating in the Plan that may be relevant to Participants in light of their personal investment or tax circumstances and does not discuss any state, local or non-U.S. tax consequences of participating in the Plan. Each Participant is advised to consult his or her particular tax advisor concerning the application of the U.S. federal income tax laws to such Participant's particular situation, as well as the

86	Cboe Global Markets 2025 Proxy Statement

applicability and effect of any state, local or non-U.S. tax laws before taking any actions with respect to any awards. This description is intended for use by our stockholders in determining how to vote at our Annual
Meeting on this proposal and not as tax advice to persons who receive awards under the Plan.
Non-qualified Stock Options. A Participant generally will not recognize income, and we will not be entitled to a deduction from income, at the time of grant of a non-qualified stock option. When the option is exercised, the
Participant will recognize ordinary income equal to the difference, if any, between the aggregate exercise price paid and the fair market value, as of the date the option is exercised, of the shares received. We will be entitled to a federal income tax deduction in the tax year in which the option is exercised, equal to the ordinary income recognized by the Participant as described above, subject to Section 162(m) of the Code, if applicable.
Restricted Stock. Restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value of shares over any purchase price, if any, only at the time the restrictions lapse. A Participant may elect to accelerate recognition as of the date of grant through an election under Section
83(b) of the Code. We will have a corresponding deduction at the time the Participant recognizes income, subject to Section 162(m) of the Code, if applicable.
Restricted Stock Units. Restricted stock units generally are subject to tax at the time of settlement and we generally will have a corresponding deduction when the Participant recognizes income, subject to Section
162(m) of the Code, if applicable.
Cash Incentive Awards. Cash incentive awards generally are subject to tax at the time of payment. We will have a corresponding deduction at the time the Participant recognizes income, subject to Section 162(m) of the
Code, if applicable.
Compliance with Section 409A of the Code. To the extent applicable, it is intended that the Plan and any grants made under the Plan be exempt from or comply with the provisions of Section 409A of the Code, including the exceptions for stock rights and short-term deferrals. We intend to administer the Plan and any grants made in a manner consistent with the requirements of Section 409A of the Code.
If any provision of the Plan or an award agreement needs to be revised to satisfy the requirements of Section
409A of the Code, then such provision will be modified or restricted to the extent necessary to be in compliance with the requirements of Section 409A of the Code, while attempting to maintain the same economic results as were intended under the Plan and award agreement.
New Plan Benefits. The Compensation Committee continues to have the discretion to determine the type, terms and conditions and recipients of awards granted under the Plan. Accordingly, it is not possible to determine the amount of the awards that will be received by any employee or non-employee director under the Plan if it is approved. However, please refer to the "2024 Grants of Plan-Based Awards" table above, which provides information on the grants made to the named executive officers in 2024, and to the section above titled "Non-
Employee Director Compensation, " which provides information on grants made to our non-employee directors in 2024. We expect to make grants to non-employee directors at the Annual Meeting consistent with past practices.
Existing Plan Benefits. The following table sets forth information with respect to the number of shares subject to awards previously granted under the 2016 Plan since its inception through March 18, 2025 to each NEO, all current executive officers as a group, all current directors who are not executive officers as a group and all employees, including all current officers who are not executive officers as a group. No nominee for election as a director who is not currently a director of the Company and no associate of any director, nominee for election as a director or executive officer has received awards under the 2016 Plan. There is no person who has received

Cboe Global Markets 2025 Proxy Statement	87

or, as determined at this time, will receive 5% or more of the available shares under the 2016 Plan or the Plan, respectively.

Name	Number of Shares Subject to Full-Value Awards (1) (2)
Fredric J. Tomczyk	95,292
Jill M. Griebenow	44,601
David Howson	142,086
Christopher A. Isaacson	266,364
Patrick Sexton	85,685
All current executive officers as a group	724,011
All current directors who are not executive officers, as a group	720,086
All employees, including all current officers who are not executive officers, as a group	10,904,194
_____________________________________
(1)No stock options have been awarded since the inception of the 2016 Plan.
(2)Consists of awards granted in the form of RSUs and PSUs. With respect to RSUs, this table includes the number of vested and unvested RSUs that have been awarded under the 2016 Plan. With respect to PSUs, this table includes the number of vested PSUs that have been awarded under the 2016 Plan and a target amount of unvested PSUs. With respect to unvested PSUs, the number of units that will ultimately be awarded, and the resulting number of shares of common stock to be issued, will be determined after completion of the applicable performance period. Please see the "Compensation Discussion and Analysis"
section of this Proxy Statement for additional details on the performance-based awards.
The approval of the Third Amended and Restated Cboe Global Markets, Inc. Long-Term Incentive Plan requires that a majority of the shares cast on this matter be cast in favor of the proposal. Abstentions and broker non-
votes will not be counted as votes cast and therefore will not affect the vote.
The Board of Directors recommends a vote FOR approval of the Third Amended and Restated Cboe Global
Markets, Inc. Long-Term Incentive Plan to, among other things, increase the share reserve by 3,000,000 shares and extend the term of the plan.

88	Cboe Global Markets 2025 Proxy Statement

STOCKHOLDER PROPOSAL
PROPOSAL 5—STOCKHOLDER PROPOSAL—SUPPORT
FOR TRANSPARENCY IN POLITICAL
SPENDING
We have received notice of the intention of stockholder John Chevedden to present the following proposal at the Annual Meeting. Mr. Chevedden has advised us that he owns at least 25 shares of stock in the Company.
We will furnish the address for the proponent upon receipt of a request to the Corporate Secretary for such information. In accordance with federal securities regulations, the text of the stockholder proposal and supporting statement appears below exactly as received. The contents of the proposal or supporting statement are the sole responsibility of the proponent, and we are not responsible for the content of the proposal or any inaccuracies it may contain.
As explained below, the Board does not support the adoption of this proposal and asks stockholders to consider the Board's response following the proponent's statement below. If the proposal is properly presented at the
Annual Meeting, the Board recommends you vote AGAINST this proposal 5.
Proposal 5 — Support for Transparency in Political Spending
Resolved, Shareholders request that CBOE provide a report, updated semiannually, disclosing the Company's:
1.Policies and procedures for making, with corporate funds or assets, contributions and expenditures
(direct or indirect) to (a) participate or intervene in any campaign on behalf of (or in opposition to) any candidate for public office, or (b) influence the general public, or any segment thereof, with respect to an election or referendum.
2.Monetary and non-monetary contributions and expenditures (direct and indirect) used in the manner described in section 1 above, including:
a.The identity of the recipient as well as the amount paid to each; and
b.The title(s) of the person(s) in the Company responsible for decision-making.
The report shall be presented to the board of directors or relevant board committee and posted on the
Company's website within 12 months from the date of the annual meeting. This proposal does not encompass lobbying spending.
Supporting Statement
Long-term shareholders of CBOE support transparency and accountability in corporate electoral spending. A company's reputation, value, and bottom line can be adversely impacted by political spending. The risk is especially serious when giving to trade associations, Super PACs, 527 committees, and "social welfare"
organizations - groups that routinely pass money to or spend on behalf of candidates and political causes that a company might not otherwise wish to support.
The Conference Board's 2021 "Under a Microscope" report warns "Political activity can pose increasingly significant risks for companies, including the perception that political contributions -and other forms of activity -
are at odds with core company values." Further, a recent poll of retail shareholders by Mason-Dixon Polling &
Research found that 83% of respondents said they would have more confidence investing in corporations that have adopted reforms that provide for transparency and accountability in political spending.
CBOE scored a dismal 4.3% on a scale of 100 in the 2024 CPA-Zicklin Index of Corporate Political Disclosure
and Accountability:
https://www.politicalaccountability.net/wp-content/uploads/2024/10/2024-CPA-Zicklin-Index.pdf

Cboe Global Markets 2025 Proxy Statement	89

This proposal asks CBOE to disclose all of its electoral spending, including payments to Trade Associations and
501(c)(4) social welfare organizations, which may be used for electoral purposes - and are otherwise undisclosed. This would bring our Company in line with a growing number of leading companies, including
MSCI Inc., BlackRock, Inc., and The Goldman Sachs Group, Inc., which present this information on their websites.
Without knowing the recipients of our company's political dollars CBOE directors and shareholders cannot sufficiently assess whether our company's election-related spending aligns or conflicts with its policies on climate change and sustainability, or other areas of growing concern. Improved CBOE political spending disclosure will protect the reputation of CBOE and preserve shareholder value.
BOARD OF DIRECTORS' STATEMENT IN OPPOSITION
Our Board of Directors has carefully considered this stockholder proposal, and while the Board generally supports the proposal's stated objectives of transparency and accountability, it believes that the proposal is not in the best interests of the Company or its stockholders for the reasons outlined below. For the reasons set forth below, our Board recommends a vote AGAINST this proposal 5.
We are committed to our ethical standards, and we have procedures and policies in place to seek to ensure that our political contributions, policy advocacy and related activities are subject to appropriate oversight. We take diligent steps to maintain compliance with applicable rules and regulations and our Code of Business Conduct and Ethics.
We have established procedures to help ensure the appropriate oversight and disclosure of Cboe's political contributions
The financial services industry is a highly regulated industry, and we recognize that legislation and rules implemented by policymakers greatly affect the markets where our Company operates and the investors we serve. As such, advocacy and education play a key role in our business, and we believe it is in the best interests of our stockholders to be an effective participant in the political process.
Cboe has adopted a detailed policy regarding political contributions and other political activities of the Company, which is available on the Governance Documents page of our Investor Relations website at http://ir.Cboe.com.
We have implemented robust oversight and compliance procedures to seek to ensure that our political contributions align with applicable laws and, when required, are appropriately disclosed. Cboe's Public Policy
Department has oversight over Cboe's political and lobbying activities and provides a report on such activities to the Nominating and Governance Committee of the Board generally on an annual basis.
We have a long-standing practice of not using corporate funds for contributions to federal candidates, political committees, or entities primarily engaged in political activities under sections 527 or 501(c)(4) of the Internal
Revenue Code. This includes direct independent expenditures as defined by the Federal Election Commission
("FEC"). Cboe may make political contributions with corporate funds to certain state and local candidates or political entities in compliance with applicable law and in consultation with Cboe's Chief Policy Officer.
The Cboe Political Action Committee ("Cboe PAC") is permitted to make contributions to federal politicians using funds from voluntary contributors, not corporate funds. Cboe PAC can solicit funds from our stockholders,
Cboe Board members, Cboe subsidiary board members, and qualifying Cboe employees. Cboe PAC is governed by a Board of Directors generally comprised of employees and executives of Cboe. Cboe PAC does not make contributions based on party affiliation and solely supports incumbent federal candidates based on factors such as their position and voting record on issues, leadership roles, competitive race status, financial needs, and geographic connection to a Cboe facility.
Cboe belongs to and collaborates with various industry organizations to help increase the effectiveness of its advocacy efforts. Our primary industry associations advocate for a broad range of issues facing financial markets. While our positions may not always fully align with these organizations, we work with them to help advance progress where opportunities exist and use our influence with these organizations to advocate for policy changes when needed.
Significant information about our political contributions is already publicly available
To the extent Cboe PAC makes contributions, which is funded entirely on a voluntary basis, Cboe PAC is subject to extensive public disclosure requirements. The FEC reports on political contributions by Cboe PAC are available at www.fec.gov. Furthermore, federal election law requires federal campaign committees and federal political committees to file public reports disclosing their contributions and expenditures. State and local

90	Cboe Global Markets 2025 Proxy Statement

candidates for elective office and state and local political committees are generally required to file similar public reports disclosing contributions and expenditures.
A list of industry organizations receiving annual fees of $50,000 or more, and which may engage in U.S. federal lobbying activity on behalf of Cboe, is included in the policy regarding political contributions and other political activities of the Company which is available on the Governance Documents page of our Investor Relations website at http://ir.Cboe.com, and such list is generally updated annually.
In the U.S., federal lobbying expenses are reported in compliance with the U.S. Lobbying Disclosure Act. Cboe files quarterly reports that disclose our lobbying expenditures and detail our lobbying activities. These lobbying disclosure reports may be viewed at disclosurespreview.house.gov by searching for Cboe Global Markets, Inc.
We file similar publicly available lobbying reports with state and local agencies as required by state and local law, which in some cases have even broader disclosure requirements than federal law. Any federal lobbying firms we hire are required to file similar reports.
Conclusion
We believe that the resources required to implement the additional reporting requested by the proposal are not justified by the benefits. A robust system of governance, reporting, and accountability for Cboe's political contributions already exists. Implementing the proposal is duplicative and would impose undue costs and administrative burdens without providing commensurate value to our stockholders.
The Board recommends that the stockholders vote AGAINST this proposal 5, the stockholder proposal on political spending.

Cboe Global Markets 2025 Proxy Statement	91

OTHER ITEMS
BENEFICIAL OWNERSHIP OF MANAGEMENT AND DIRECTORS
The following table lists the shares of our common stock that were beneficially owned as of March 18, 2025, or as of the date otherwise indicated below, and the percentage of our common stock beneficially owned, based on 104,712,468 shares outstanding on March 18, 2025, by each of:
Our directors and nominees,
Our NEOs,
Our directors, nominees, and NEOs and other executive officers in service as of March 18, 2025, as a group, and
Beneficial owners of more than 5% of our common stock.

Name	Number of Shares of Common Stock (1)	Percent of Voting Common Stock
Fredric J. Tomczyk	22,024	*
Jill M. Griebenow	10,798	*
David Howson	8,025	*
Christopher A. Isaacson	47,580	*
Patrick Sexton (2)	23,026	*
William M. Farrow, III	11,476	*
Edward J. Fitzpatrick	16,139	*
Ivan K. Fong	6,182	*
Janet P. Froetscher	13,771	*
Jill R. Goodman	11,189	*
Erin A. Mansfield	1,182	*
Cecilia H. Mao	1,182	*
Alexander J. Matturri, Jr.	5,532	*
Jennifer J. McPeek	5,109	*
Roderick A. Palmore	26,471	*
James E. Parisi	8,710	*
All serving directors, nominees, NEOs and other executive officers as a group (21 persons) (3)	229,757	*
The Vanguard Group (4)	12,688,861	12.1%
BlackRock, Inc. (5)	10,623,563	10.1%
AllianceBernstein L.P. (6)	7,690,961	7.3%
____________________________________
*Less than 1%.
(1)Except as described below, the RSUs and PSUs granted to our directors and executives, as applicable, which do not entitle the holder to voting rights and are described in the "Non-Employee Director
Compensation" and "Executive Compensation—Summary Compensation" sections of this proxy statement, are not included in this table. Beneficial ownership is determined in accordance with Rule 13d-3 under the
Exchange Act, pursuant to which a person or group of persons is deemed to have "beneficial ownership" of a security if that person has the right to acquire beneficial ownership of such security within 60 days. As such, amounts also include shares of common stock that the directors, NEOs and the other executive officers who are not NEOs have or will have the right to acquire pursuant to RSUs and PSUs that will become vested within 60 days following March 18, 2025. Amounts for directors include 937 shares of unvested RSUs granted to each non-employee director pursuant to the Second Amended and Restated
Long-Term Incentive Plan that will become vested within 60 days following March 18, 2025. The number of

92	Cboe Global Markets 2025 Proxy Statement

shares of unvested RSUs that will become vested within 60 days following March 18, 2025 held by applicable directors, other than Mr. Tomczyk, as a group is 10,307.
(2)Amount includes 976 shares of common stock that Mr. Sexton has the right to acquire and be issued within
60 days following March 18, 2025 upon the acceleration of vesting of certain RSUs issued prior to 2024 in connection with a qualified retirement.
(3)Amount also includes 946 shares of common stock that other executive officers have the right to acquire and be issued within 60 days following March 18, 2025 upon the acceleration of vesting of certain RSUs issued prior to 2024 in connection with a qualified retirement.
(4)Based on information set forth in a Schedule 13G/A filed with the SEC on February 13, 2024. The Schedule
13G/A reports that, as of December 29, 2023, The Vanguard Group, 100 Vanguard Blvd., Malvern, PA
19355, has sole dispositive power with respect to 12,242,338 shares of common stock. In addition, The
Vanguard Group has shared voting power with respect to 135,611 shares of common stock and shared dispositive power with respect to 446,523 shares of common stock.
(5)Based on information set forth in a Schedule 13G/A filed with the SEC on December 6, 2024. The Schedule
13G/A reports that, as of November 30, 2024, BlackRock Inc., 50 Hudson Yards, New York, NY 10001, has
sole voting power with respect to 9,711,544 shares of common stock and sole dispositive power with respect to 10,623,563 shares of common stock.
(6)Based on information set forth in a Schedule 13G filed with the SEC on February 5, 2025. The Schedule
13G reports that, as of December 31, 2024, AllianceBernstein L.P., 501 Commerce Street, Nashville, TN
37203, has sole voting power with respect to 7,254,540 shares of common stock and sole dispositive power with respect to 7,679,613 shares of common stock. In addition, AllianceBernstein L.P. has shared dispositive power with respect to 5,876 shares of common stock.

Cboe Global Markets 2025 Proxy Statement	93

RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Our Audit Committee has responsibility for reviewing and approving all related party transactions. The
Committee has adopted a related-party transactions approval policy. Under this policy, transactions between us and any executive officer, director or holder of more than 5% of our common stock, or any immediate family member of such person, must be approved or ratified by the Committee in accordance with the terms of the policy. Except as disclosed below, since January 1, 2024, there were no transactions in which Cboe Global
Markets or any of its subsidiaries was a party, in which the amount involved exceeded $120,000 and in which a director, a director nominee, an executive officer, a security holder known to own more than 5% of our common stock, or an immediate family member of any of the foregoing had, or will have, a direct or indirect material interest.
Phil Ratterman, the brother of Joe Ratterman, one of our former directors who resigned February 5, 2024, was formerly the Vice President of Software Development at Bats and an independent contractor of the Company.
Phil Ratterman now serves as an employee, providing software development services to the Company. The
Company paid Phil Ratterman approximately $250,000 in salary as an employee in 2024. Phil Ratterman's compensation was established by the Company in accordance with its compensation practices applicable to employees with comparable qualifications and responsibilities, holding similar positions and without the involvement of Joe Ratterman, including with respect to any salary negotiations.
The Company has long-term business relationships with several providers of market indices and some of those providers may be or may have been affiliated with members of the Board. For example, Mr. Matturri, a member of the Board, is the retired CEO of S&P Dow Jones Indices LLC, and as disclosed in the Company's Annual
Report on Form 10-K for the year ended December 31, 2024, the Company is party to a license with S&P pursuant to which the Company has the exclusive right to offer exchange-listed options contracts in the U.S. on the S&P 500 Index, the S&P 100 Index, and the S&P Select Sector Indices through December 31, 2033, with an exclusive license to trade options on the S&P 500 Index through December 31, 2032. The Company believes that such relationships involved terms no less favorable to the Company than those that it believes would have been obtained in the absence of such affiliation.
Some of the companies or their respective affiliates that may be or may have been affiliated with members of the Board are our customers, including trading permit holders, trading privilege holders, participants or members (collectively "Participants"), engage in trading activities on Company exchanges, or have engaged in, and may in the future engage in investment banking and other commercial dealings in the ordinary course of business with the Company or its affiliates. In addition, certain of the Participants are clearing members of the
Options Clearing Corporation, and, as such, these Participants clear the market-maker sides of transactions at
Company exchanges. Ms. Mansfield, a member of the Board, is a retired Managing Director at Barclays PLC and former Vice President at Goldman Sachs & Co. LLC, and as disclosed in the Company's Annual Report on
Form 10-K for the year ended December 31, 2024, affiliates of Goldman Sachs Bank USA and Barclays Capital
Inc. are or were agents and/or lenders under Cboe Global Markets' revolving credit facility and/or the Cboe
Clear Europe credit facility, and are or were our customers, including trading permit holders, trading privilege holders, participants or members. They have received, or may in the future receive, customary fees and commissions for these transactions. The Company believes that such relationships involved terms no less favorable to the Company than those that it believes would have been obtained in the absence of such affiliations.

94	Cboe Global Markets 2025 Proxy Statement

INCORPORATION BY REFERENCE
To the extent that this Proxy Statement is incorporated by reference into any other filing by Cboe Global Markets with the SEC under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, the information contained in the sections of this proxy statement entitled "Audit Matters—Report of the Audit
Committee" and "Executive Compensation—Pay Versus Performance" (to the extent permitted by the rules of the SEC) shall not be deemed to be "soliciting material" and will not be deemed incorporated, unless specifically provided otherwise in such filing. The information contained in the "Executive Compensation—Compensation
Committee Report" shall not be deemed to be "soliciting material" and will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, other than Cboe Global Markets' Annual
Report on Form 10-K, except to the extent specifically provided otherwise in such filing.
STOCKHOLDER PROPOSALS
Any stockholder who, in accordance with SEC rules, wishes to present a proposal for inclusion in the proxy materials to be distributed in connection with next year's annual meeting must timely submit the proposal to the
Corporate Secretary, Cboe Global Markets, Inc., 433 West Van Buren Street, Chicago, Illinois 60607.
Stockholder proposals for inclusion in our proxy statement for the 2026 Annual Meeting of Stockholders must be received on or before December 4, 2025 and must comply in all other respects with applicable SEC rules.
Our Bylaws allow any stockholder, or a group of up to 20 stockholders, owning at least 3% of our outstanding shares of common stock continuously for at least 3 years, to nominate and include in our proxy statement for the 2026 Annual Meeting of Stockholders director nominees constituting up to the greater of 2 individuals and
20% of the total number of directors then in office, provided that the stockholder(s) and nominee(s) satisfy the requirements specified in our Bylaws. The stockholder(s) must notify the Corporate Secretary of Cboe Global
Markets, Inc. in writing and provide the specified information described in our Bylaws concerning the proposed nominee(s). The notice must be delivered to the address set forth in the paragraph above and received at our principal executive offices not less than 120 days nor more than 150 days prior to the first anniversary of the date that we first distributed this proxy statement to stockholders, which is April 3, 2025. As a result, notice of director nominations submitted under these requirements must be received no earlier than the open of business on November 4, 2025 and no later than the close of business on December 4, 2025, unless our annual meeting date occurs more than 30 days before or after May 6, 2026, in which case the stockholder's notice must be received no earlier than 150 days before such annual meeting and no later than the later of 120 days before such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by us. The requirements for such notice are set forth in our Bylaws, a copy of which can be obtained upon request directed to the Corporate Secretary at the address set forth above.
Any stockholder who wishes to propose any business or nominate a person for election to the Board to be considered by the stockholders at the 2026 Annual Meeting of Stockholders, which proposal or nomination would not be included in the Company's proxy statement, must notify the Corporate Secretary of Cboe Global
Markets, Inc. in writing and provide the specified information described in our Bylaws concerning the proposed business or nominee. The notice must be delivered to or mailed to the address set forth in the paragraph above and received at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the date of the Annual Meeting. As a result, any notice given by a stockholder pursuant to these provisions of our Bylaws (and not pursuant to the SEC rules relating to stockholder proposals for inclusion in the proxy materials) must be received no earlier than 5:00 p.m., Eastern time, on January 6, 2026 and no later than
5:00 p.m., Eastern time, on February 5, 2026, unless our annual meeting date occurs more than 30 days before or more than 70 days after May 6, 2026, in which case the stockholder's notice must be received not later than
5:00 p.m., Eastern time, on the tenth day following the day on which public announcement is first made of the date of the annual meeting. The requirements for such notice are set forth in our Bylaws, a copy of which can be obtained upon request directed to the Corporate Secretary at the address set forth above.
In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company's nominees must provide notice that sets forth the information required by applicable SEC rules, including Rule 14a-19, no later than March 7, 2026. However, we note that this date does not supersede any of the requirements or timing described above and set forth in our Bylaws, a copy of which can be obtained upon request directed to the Corporate Secretary at the address set forth above.
If a stockholder that has notified the Company of its intention to present a proposal at the 2026 Annual Meeting of Stockholders does not appear or send a qualified representative to present their proposal at the 2026 Annual
Meeting of Stockholders, the Company need not present the proposal for a vote at the 2026 Annual Meeting of
Stockholders.

Cboe Global Markets 2025 Proxy Statement	95

VOTING INSTRUCTIONS
Why did I receive these proxy materials?
Our Board is asking for your proxy in connection with the Annual Meeting. By giving us your proxy, you authorize the proxyholders (Fredric J. Tomczyk and Patrick Sexton) to vote your shares at the Annual Meeting according to the instructions that you provide. If the Annual Meeting is adjourned or postponed, your proxy will be used to vote your shares when the meeting reconvenes.
Our 2024 Annual Report to Stockholders, which includes a copy of our Annual Report on Form 10-K for the year ended December 31, 2024 (excluding exhibits), as filed with the SEC, is being mailed to stockholders with this
Proxy Statement.
Who can vote at the Annual Meeting?
You are entitled to vote your shares of our common stock if you were a stockholder at the close of business on
March 18, 2025, the record date for the Annual Meeting. On that date, there were 104,712,468 shares of our common stock outstanding. Therefore, there are 104,712,468 shares of voting common stock outstanding, each of which entitles the holder to 1 vote for each matter to be voted on at the Annual Meeting. Our outstanding common stock is held by approximately 106 stockholders of record as of March 18, 2025. A list of stockholders of record will be open for examination by any stockholder for any purpose germane to the Annual Meeting for a period of 10 days prior to the Annual Meeting at our principal executive offices at 433 West Van Buren Street,
Chicago, Illinois 60607.
Who is and is not a stockholder of record?
If you hold shares of common stock registered in your name at our transfer agent, Broadridge Corporate Issuer
Solutions, Inc. ("Broadridge"), you are a stockholder of record.
If you hold shares of common stock indirectly through a broker, bank, or similar institution, or are an employee or director who holds shares of restricted stock at Fidelity, you are not a stockholder of record, but instead hold in "street name". Please see the information under the heading "If I hold my shares in "street name" and do not provide voting instructions, can my broker still vote my shares?" for important information.
If you are a stockholder of record, Broadridge is sending these proxy materials to you directly. If you hold shares in street name, these materials are being provided to you either by the broker, bank, or similar institution through which you hold your shares.
What do I need to do to attend the Annual Meeting?
The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live audio webcast. The live audio webcast of the Annual Meeting will also be available for listening to the general public, but participation in the Annual Meeting, including voting shares and submitting questions, will be limited to stockholders. You are entitled to participate in the Annual Meeting only if you were a stockholder at the close of business on March 18, 2025, the record date for the Annual Meeting, or if you hold a valid proxy to vote at the
Annual Meeting.
If you were a stockholder of record as of the close of business on March 18, 2025, or you hold a valid proxy for the Annual Meeting, you will be able to attend the Annual Meeting via live audio webcast, vote your shares, and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/CBOE2025. To participate, you will need your 16-digit control number included in your proxy materials, on your proxy card, or on the instructions that accompanied your proxy materials.
If you were not a stockholder of record, but you hold shares in street name and you want to attend the Annual
Meeting via live audio webcast, vote your shares, and submit your questions during the meeting by visiting
www.virtualshareholdermeeting.com/CBOE2025, you must obtain, from the broker, bank, or other organization that holds your shares, the information required, including a 16-digit control number, and you may be required to provide proof of beneficial ownership, such as your most recent account statement as of the record date, a copy of the voting instruction form provided by your broker, bank, trustee, or nominee, or other similar evidence of ownership.
If you are not a stockholder or if you have lost your 16-digit control number, you will be able to listen to the live audio webcast of the Annual Meeting by visiting www.virtualshareholdermeeting.com/CBOE2025, but you will not be able to vote or submit your questions during the meeting.

96	Cboe Global Markets 2025 Proxy Statement

The Annual Meeting will begin promptly at 8:00 a.m., Central time. We encourage you to access the meeting prior to the start time. Online access will open at 7:45 a.m., Central time, and you should allow ample time to log in to the meeting live audio webcast and test your computer audio system.
We recommend that you carefully review the procedures needed to gain admission in advance. If you do not comply with the procedures described here for attending the Annual Meeting via live audio webcast, you will not be able to participate online.
Please contact Investor Relations at investorrelations@Cboe.com or (312) 786-7559 in advance of the Annual
Meeting if you have questions about attending the Annual Meeting.
If I am unable to attend the live audio webcast of the Annual Meeting, may I listen at a later date?
Yes, an audio replay of the Annual Meeting will be posted and publicly available on the Events and
Presentations page of our Investor Relations website at http://ir.Cboe.com. This audio replay will cover the entire Annual Meeting, including each stockholder question addressed during the Annual Meeting.
What if during the check-in period or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting live audio webcast?
During online check-in and continuing through the length of the virtual Annual Meeting, we will have technicians standing by to assist you with any technical difficulties you may have accessing the live audio webcast. If you encounter any difficulties accessing the Annual Meeting during the check-in or at meeting time, please call (800)
586-1548 (U.S.) or (303) 562-9288 (International).
Why is the Annual Meeting being conducted as a virtual meeting via live audio webcast?
We believe a virtual meeting format for the Annual Meeting may facilitate stockholder attendance, dialogue, and participation by enabling stockholders to participate fully, and equally, from any location around the world, at no cost. We will be able to engage with all stockholders as opposed to just those who can afford to travel to an in-
person meeting. The virtual format will also allow stockholders to submit questions and comments during the meeting.
We are utilizing technology from Broadridge, a leading virtual meeting solution. The platform is expected to accommodate most, if not all, stockholders. Both we and Broadridge will test the platform technology before going "live" for the Annual Meeting.
How do I submit questions or comments for the Annual Meeting?
Stockholders can submit questions or comments online during the Annual Meeting via live audio webcast by visiting www.virtualshareholdermeeting.com/CBOE2025. We will answer timely submitted questions or comments on a matter to be voted on at the Annual Meeting before voting is closed on the matter. Then, we will address appropriate general questions or comments from stockholders regarding the Company. Questions or comments received during the Annual Meeting will be presented as submitted, uncensored and unedited, except that we may omit certain personal details for data protection issues or we may edit profanity or other inappropriate language. Questions or comments regarding general economic, political, or other views that are not directly related to the business of the meeting, that are of an individual concern to a stockholder or that are not an appropriate subject matter for general discussion, are not pertinent to the meeting and therefore will not be presented. If we receive substantially similar questions, we may group those questions together and provide a single response to avoid repetition.
How do I vote?
You may cast your vote in one of four ways:
By Internet before the Annual Meeting. The web address for Internet voting is www.proxyvote.com and is also on the enclosed proxy card. Internet voting is available 24 hours a day.
By Internet during the Annual Meeting. You may vote online during the Annual Meeting (see "What do I need to do to attend the Annual Meeting?"). However, even if you plan to participate in the
Annual Meeting via live audio webcast, we recommend that you also vote by Internet as described above so that your votes will be counted if you later decide not to participate in the Annual Meeting.
By Telephone. The number for telephone voting is 1-800-690-6903 and is also on the enclosed proxy card. Telephone voting is available 24 hours a day.

Cboe Global Markets 2025 Proxy Statement	97

By Mail. Mark the enclosed proxy card, sign and date it, and return it in the pre-paid envelope we have provided.
If you choose to vote by Internet before or during the Annual Meeting or by telephone, then you do not need to return the proxy card. To be valid, your vote by Internet before the Annual Meeting or telephone must be received by 11:59 p.m., Eastern time, on May 5, 2025 for shares held directly, the deadline specified on the proxy card. If you vote by Internet before the Annual Meeting or telephone and subsequently obtain a legal proxy from your account representative, then your prior vote will be revoked regardless of whether you vote that legal proxy.
The Internet and telephone voting procedures are designed to authenticate stockholders' identities, allow stockholders to give their voting instructions, and confirm that stockholders' instructions have been recorded properly. Stockholders voting by Internet or telephone should understand that, while we do not charge any fees for voting by Internet or telephone, there may nevertheless be costs that must be borne by you.
May I change my vote?
If you are a stockholder of record, you may revoke your proxy or change your vote at any time before it is voted at the Annual Meeting by:
Submitting a new proxy by telephone or through the Internet, after the date of the earlier voted proxy,
Returning a signed proxy card dated later than your last proxy,
Submitting a written revocation to the Corporate Secretary of Cboe Global Markets, Inc. at 433 West
Van Buren Street, Chicago, Illinois 60607, or
Voting online during the Annual Meeting.
If you are a stockholder of record and need a new proxy card, to change your vote or otherwise, please contact the Corporate Secretary at the address above or via email at CorporateSecretary@Cboe.com.
If your bank, broker, or other nominee holds your shares in "street name", you may revoke your proxy or change your vote only by following the separate instructions provided by your bank, broker, or nominee.
If I submit a proxy by Internet, telephone or mail, how will my shares be voted?
If you properly submit your proxy by one of these methods, and you do not subsequently revoke your proxy, your shares of common stock will be voted in accordance with your instructions.
If you sign, date, and return your proxy card but do not give voting instructions, your shares of common stock will be voted as follows:
FOR the election of each of our director nominees,
FOR the advisory vote to approve the compensation paid to our executive officers,
FOR the ratification of the appointment of KPMG as our independent registered public accounting firm for our 2025 fiscal year,
FOR the approval of the Third Amended and Restated Cboe Global Markets, Inc. Long-Term Incentive
Plan to, among other things, increase the share reserve by 3,000,000 shares and extend the term of the plan,
AGAINST the stockholder proposal regarding political spending, and
Otherwise in accordance with the judgment of the persons voting the proxy on any other matter properly brought before the Annual Meeting.
In addition, if you properly submit your proxy by one of these methods, and you do not subsequently revoke your proxy, and any other matters are properly presented at the Annual Meeting, your shares of common stock will be voted in accordance with the judgment of the persons voting the proxy on such matters. We are not aware of any other matters that will be considered at the Annual Meeting.

98	Cboe Global Markets 2025 Proxy Statement

If I hold my shares in "street name" and do not provide voting instructions, can my broker still vote my shares?
Under the rules of various securities exchanges, brokers that have not received voting instructions from their customers 10 days prior to the meeting date may vote their customers' shares in the brokers' discretion on the proposal regarding the ratification of the appointment of KPMG as our independent registered public accounting firm for our 2025 fiscal year, because the rules of the exchanges currently deem this a "discretionary" matter.
Absent instruction, brokers will not be able to vote on any of the other matters included in this Proxy Statement.
If brokers exercise their discretion in voting on the proposal regarding the ratification of KPMG, a "broker non-
vote" will occur as to the other matters presented for a vote at the Annual Meeting, unless you provide voting instructions.
What vote is required for adoption or approval of each matter?
Election of Directors. You may vote FOR or AGAINST each of the director nominees or you may ABSTAIN.
Each nominee must receive the affirmative vote of a majority of the votes properly cast with respect to his or her election in order to be elected. Each nominee has tendered his or her resignation, contingent on failing to receive a majority of the votes cast in this election and acceptance by the Board. In the event any director fails to receive a majority of votes cast, the Nominating and Governance Committee will consider and make a recommendation to the Board as to whether to accept the resignation.
Advisory Vote to Approve Executive Compensation. You may vote FOR or AGAINST the advisory proposal to approve our executive compensation or you may ABSTAIN. A majority of the shares of common stock properly cast upon this proposal must be voted FOR approval of this advisory proposal for it to pass. Votes cast
FOR or AGAINST with respect to the proposal will be counted as shares cast on the proposal.
Ratification of the Appointment of our Independent Registered Public Accounting Firm. You may vote
FOR or AGAINST the ratification of the appointment of our independent registered public accounting firm or you may ABSTAIN. A majority of the shares of common stock properly cast upon this proposal must be voted FOR ratification for it to pass. Votes cast FOR or AGAINST with respect to this matter will be counted as shares cast on the matter.
Approval of the Third Amended and Restated Cboe Global Markets, Inc. Long-Term Incentive Plan. You
may vote FOR or AGAINST the proposal to approve the Third Amended and Restated Cboe Global Markets,
Inc. Long-Term Incentive Plan or you may ABSTAIN. A majority of the shares of common stock properly cast upon this proposal must be voted FOR approval of this proposal for it to pass. Votes cast FOR or AGAINST with respect to the proposal will be counted as shares cast on the proposal.
Stockholder Proposal Regarding Political Spending. You may vote FOR or AGAINST the stockholder proposal regarding political spending or you may ABSTAIN. A majority of the shares of common stock properly cast upon this proposal must be voted FOR approval of this proposal for it to pass. Votes cast FOR or AGAINST with respect to the proposal will be counted as shares cast on the proposal.
Abstentions and Broker Non-Votes. Abstentions and broker non-votes will not be considered a vote cast either for or against any of the matters being presented in this proxy statement and will not impact the voting results. If you do not provide your broker with voting instructions, the broker cannot vote your shares on any matter other than the ratification of the appointment of our independent registered public accounting firm. A
"broker non-vote" occurs when your broker submits a proxy for the meeting with respect to discretionary matters, but does not vote on non-discretionary matters because you did not provide voting instructions on these matters. In the case of a discretionary matter (i.e., the ratification of the appointment of our independent registered public accounting firm), your broker is permitted to vote your shares of common stock even when you have not given voting instructions (as described above under "If I hold my shares in "street name" and do not provide voting instructions, can my broker still vote my shares?").
How many votes are required to transact business at the Annual Meeting?
A quorum is required to transact business at the Annual Meeting. The holders of a majority of the outstanding shares of our common stock as of March 18, 2025, present or represented by proxy and entitled to vote, will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes are treated as present for quorum purposes.
What happens if the meeting is postponed or adjourned or encounters technical difficulties?
Your proxy will remain valid and may be voted at the postponed or adjourned meeting. You will be able to change or revoke your proxy until it is voted. If there are any technical issues in convening or hosting the

Cboe Global Markets 2025 Proxy Statement	99

meeting, we will promptly post information to our Investor Relations website, including information on when the meeting will be reconvened.
How do I obtain more information about Cboe Global Markets, Inc.?
A copy of our 2024 Annual Report to Stockholders, which includes our Annual Report on Form 10-K, is enclosed with this Proxy Statement. The 2024 Annual Report, our Annual Report on Form 10-K for the fiscal year ended
December 31, 2024 filed with the SEC, our Corporate Governance Guidelines, our Code of Business Conduct
and Ethics, and the charters for our Audit, Compensation, and Nominating and Governance Committees are
available on our website at http://ir.Cboe.com. In addition, we intend to disclose any future amendments to certain provisions of our Code of Business Conduct and Ethics, or any waivers of such provisions, applicable to any principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions on our website at http://ir.Cboe.com.
These documents may also be obtained, free of charge, by writing to: Cboe Global Markets, Inc., 433 West Van
Buren Street, Chicago, Illinois 60607, Attn: Investor Relations; or by sending an e-mail to:
investorrelations@Cboe.com.
These documents, as well as other information about us, are also available on our website at http://ir.Cboe.com.
Information on our website does not form a part of this Proxy Statement.
How do I sign up for electronic delivery of proxy materials?
This Proxy Statement and our 2024 Annual Report to Stockholders are available on our website at http://
ir.Cboe.com. If you would like to help reduce our costs of printing and mailing future materials, you can consent to access these documents in the future over the Internet rather than receiving printed copies in the mail.
If you are a stockholder of record, you may sign up for this service by contacting our transfer agent in writing at
Broadridge, 51 Mercedes Way, Edgewood, NY 11717 or calling (866) 301-8223. If you hold shares of common stock in "street name", you can contact your account representative at the broker, bank, or similar institution through which you hold your shares for information regarding electronic delivery of future materials. Your consent to electronic delivery will remain in effect until you revoke it.
Who pays the expenses of this proxy solicitation?
The Company will pay the expenses of the preparation of our proxy materials and the solicitation of proxies by the Company for the Annual Meeting. Certain of our directors, officers or employees may make solicitations in person, telephonically, electronically, or by other means of communication. We have also engaged Sodali & Co
(formerly Morrow Sodali LLC) to assist in the solicitation and distribution of proxies. Our directors, officers, and employees will receive no additional compensation for any such solicitation, and we will pay Sodali & Co a fee of $10,000 for its services, as well as reimbursements for certain expenses. We will request that banks, brokerage houses, and other custodians, nominees, and fiduciaries forward all of our solicitation materials to the beneficial owners of the shares that they hold of record. We will reimburse these record holders for customary clerical and mailing expenses incurred by them in forwarding these materials to customers.
If you have any questions about the Annual Meeting or need additional copies of this Proxy Statement or additional proxy cards, please contact  Sodali & Co at 333 Ludlow St, 5th Floor, South Tower, Stamford,
Connecticut 06902. Banks and brokerage firms may call (203) 658-9400 and stockholders may call toll-free at
(800) 662-5200 or by sending an e-mail to: CBOE.info@sodali.com.
Who will count the vote?
The Company has engaged Broadridge to serve as the inspector of elections for the Annual Meeting. As inspector of elections, Broadridge will tabulate the voting results.
What does it mean if I get more than one proxy or voting instruction card?
If your shares are registered in more than one name or in more than one account, you will receive more than one card. This may occur if you hold common stock in multiple accounts, such as with different brokers in street name and as the record holder with Broadridge. Please complete and return all of the proxy or voting instruction cards that you receive (or vote by telephone or through the Internet all of the shares on all of the proxy or voting instruction cards received) to ensure that all of your shares are voted.

100	Cboe Global Markets 2025 Proxy Statement

APPENDIX A—RECONCILIATION OF NON-GAAP
FINANCIAL MEASURES TO GAAP
MEASURES
In addition to disclosing results determined in accordance with U.S. generally accepted accounting principles
("GAAP"), Cboe Global Markets, Inc. has disclosed certain non-GAAP measures of operating performance in this Proxy Statement. These measures are not in accordance with, or a substitute for, GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies. The non-GAAP measures provided in this Proxy Statement are corporate-wide EBITDA and adjusted EBITDA and 3-year adjusted EPS. Management believes that the non-GAAP financial measures presented in this Proxy Statement provide the appropriate means to determine compensation payouts under our annual incentive plan. The
Company also believes that providing a discussion of these metrics provides management and investors an additional perspective on the Company's financial and operational performance and trends.

(in millions)	Twelve Months Ended December 31, 2024
Reconciliation of Net Income Allocated to Common Stockholders to EBITDA and Adjusted EBITDA
Net income allocated to common stockholders	$761.0
Interest expense, net	24.2
Income tax provision	318.9
Depreciation and amortization	133.0
EBITDA	$1,237.1

Non-GAAP adjustments not included in above line items
Acquisition-related expenses	1.3
Loss on investments	31.4
Gain on sale of property held for sale	(1.0)
Cboe Digital syndication wind down	(1.0)
Gain on Cboe Digital non-recourse notes and warrants wind down	(1.4)
Costs related to Cboe Digital wind down	2.1
Change in contingent consideration	2.1
Impairment of intangible assets	81.0
Adjusted EBITDA, including minority investments	$1,351.6
Minority investments (1)	11.2
Adjusted EBITDA, excluding minority investments	$1,362.8
_____________________________________
(1)Impact from minority investments are removed for purposes of STI achievement calculations.

Cboe Global Markets 2025 Proxy Statement	101

(in millions)	Twelve Months Ended December 31, 2023
Reconciliation of Net Income Allocated to Common Stockholders to EBITDA and Adjusted EBITDA
Net income allocated to common stockholders	$757.5
Interest expense, net	50.4
Income tax provision	286.2
Depreciation and amortization	158.0
EBITDA	$1,252.1

Non-GAAP adjustments not included in above line items
Acquisition-related expenses	7.4
Income from investment	(2.1)
Change in contingent consideration	(14.4)
Impairment of investment	1.8
Adjusted EBITDA, including minority investments	$1,244.8
Minority investments (1)	(3.5)
Adjusted EBITDA, excluding minority investments	$1,241.3
_____________________________________
(1)Impact from minority investments are removed for purposes of STI achievement calculations.

(in millions)	Twelve Months Ended December 31, 2022
Reconciliation of Net Income Allocated to Common Stockholders to EBITDA and Adjusted EBITDA
Net income allocated to common stockholders	$234.1
Interest expense, net	56.4
Income tax provision	197.9
Depreciation and amortization	166.8
EBITDA	$655.2

Non-GAAP adjustments not included in above line items
Acquisition-related expenses	19.9
Impairment of investment	10.6
Loan forgiveness	(1.3)
Gain on investment	(7.5)
Goodwill impairment	460.9
Investment establishment costs	3.0
Change in contingent consideration	(5.2)
Adjusted EBITDA	$1,135.6

102	Cboe Global Markets 2025 Proxy Statement

(in millions)	Twelve Months Ended December 31, 2021
Reconciliation of Net Income Allocated to Common Stockholders to EBITDA and Adjusted EBITDA
Net income allocated to common stockholders	$527.3
Interest expense, net	47.4
Income tax provision	227.1
Depreciation and amortization	167.4
EBITDA	$969.2

Non-GAAP adjustments not included in above line items
Acquisition-related expenses	15.6
Impairment of investment	5.0
Change in contingent consideration	(2.7)
Adjusted EBITDA	$987.1

(in millions)	Twelve Months Ended December 31, 2020
Reconciliation of Net Income Allocated to Common Stockholders to EBITDA and Adjusted EBITDA
Net income allocated to common stockholders	$467.0
Interest	37.6
Income tax provision	192.2
Depreciation and amortization	158.5
EBITDA	$855.3

Non-GAAP adjustments not included in above line items
Acquisition-related expenses	45.2
Provision for notes receivable	6.7
Bargain purchase gain (1)	(32.6)
Adjusted EBITDA	$874.6
_____________________________________
(1)This amount represents the bargain purchase gain related to the acquisition of Cboe Clear Europe on July
1, 2020.

Cboe Global Markets 2025 Proxy Statement	103

(in millions, except per share amounts)	Thirty Six Months Ended December 31, 2024
Reconciliation of 3-Year Net Income Allocated to Common Stockholders to Non-GAAP
Net income allocated to common stockholders	$1,752.6
Non-GAAP adjustments
Acquisition-related expenses (1)	28.6
Income from investment	(2.1)
Amortization of acquired intangible assets (2)	329.6
Loss on investments	43.8
Change in contingent consideration	(17.5)
Investment establishment costs	3.0
Gain on investment	(7.5)
Loan forgiveness	(1.3)
Gain on Cboe Digital non-recourse notes and warrants wind down	(1.4)
Cboe Digital syndication wind down	(1.0)
Costs related to Cboe Digital wind down	2.1
Gain on property held for sale	(1.0)
Impairment of intangible assets	81.0
Goodwill impairment	460.9
Total Non-GAAP adjustments	$917.2
Income tax expense related to the items above	(226.6)
Tax provision re-measurements	(0.9)
Tax reserves	34.4
Valuation allowances	2.3
Net income allocated to participating securities - effect on reconciling items	(3.1)
Adjusted 3-year net income allocated to common stockholders	$2,475.9

Reconciliation of 3-Year Diluted EPS to Non-GAAP
Diluted earnings per common share	$16.5
Per share impact of non-GAAP adjustments noted above	6.8
3-year Adjusted diluted earnings per common share	$23.34
_____________________________________
(1)This amount includes professional fees and outside services, severance, facilities expenses, impairment charges and other costs related to the company's acquisitions.
(2)This amount represents the amortization of acquired intangible assets related to the Company's acquisitions.

104	Cboe Global Markets 2025 Proxy Statement

APPENDIX B—PROPOSED THIRD AMENDED AND
RESTATED CBOE GLOBAL
MARKETS, INC. LONG-TERM
INCENTIVE PLAN
THIRD AMENDED AND RESTATED
CBOE GLOBAL MARKETS, INC. LONG-TERM INCENTIVE PLAN
(Amended and Restated Effective May 6, 2025)
Cboe Global Markets, Inc. (f/k/a CBOE Holdings, Inc.) has established this Third Amended and Restated Cboe
Global Markets, Inc. Long- Term Incentive Plan to provide an additional inducement for Eligible Individuals to provide services to the Corporation or an Affiliate as an Employee or non-employee Director, to reward such
Eligible Individuals by providing an opportunity to acquire incentive awards, and to provide a means through which the Corporation may attract able persons to enter the employment of or engagement with the Corporation or one of its Affiliates. Awards may, in the discretion of the Board or Committee, and subject to such restrictions as the Board or Committee may determine or as provided herein, consist of Non-Qualified Stock Options,
Restricted Stock, Restricted Stock Units, Incentive Compensation Awards, or any combination of the foregoing.
ARTICLE 1
DEFINITIONS
Whenever used in the Plan, the following terms have the meanings set forth below, and when the meaning is intended, the initial letter of the word is capitalized:
"Affiliate" means a Person that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with the Corporation. For purposes of the preceding sentence, the word "control" (by itself and as used in the terms "controlling," "controlled by" and "under common control with")
means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.
"Award" means a Non-Qualified Stock Option, Restricted Stock, Restricted Stock Unit, or Incentive
Compensation Award granted under the Plan.
"Award Agreement" means an agreement entered into between the Corporation and the applicable
Participant, setting forth the terms and provisions applicable to the Award then being granted under the Plan, as further described in Section 4.2 of the Plan, or in the case of an Incentive Compensation Award, such other written communication from the Corporation in which the terms of the Incentive Compensation Award are set forth.
"Award Date" means, with respect to any Award, the date of the grant or award specified by the Committee in a resolution or other writing, duly adopted, and as set forth in the Award Agreement, provided that such Award
Date will not be earlier than the date of the Committee action.
"Board" means the Board of Directors of the Corporation.
"Cause" has the meaning set forth in any employment, consulting, or other written agreement between the
Participant and the Corporation or an Affiliate. If there is no employment, consulting, or other written agreement between the Corporation or an Affiliate and the Participant or if such agreement does not define "Cause," then
"Cause" will have the meaning specified in the Award Agreement, provided that if the Award Agreement does not so specify, "Cause" will mean, as determined by the Committee in its sole discretion and solely with respect to the Plan and any Award made hereunder, the Participant's (a) willful and continued failure to perform his or her material duties with the Corporation or an Affiliate, or the commission of any activities constituting a violation or breach under any Federal, state, local or non-U.S. law or regulation applicable to the activities of the
Corporation or an Affiliate, (b) fraud, breach of fiduciary duty, dishonesty, misappropriation or other action that causes damage to the property or business of the Corporation or an Affiliate, (c) repeated absences from work such that the Participant is unable to perform his or her employment or other duties in all material respects, other than due to becoming Disabled, (d) admission or conviction of, or plea of nolo contendere to, any felony, or any other crime that, in the reasonable judgment of the Board or Committee, adversely affects the
Corporation's or an Affiliate's reputation or the Participant's ability to carry out the obligations of his or her employment or Service, (e) loss of any license or registration that is necessary for the Participant to perform his

Cboe Global Markets 2025 Proxy Statement	105

or her duties for the Corporation or an Affiliate, (f) failure to cooperate with the Corporation or an Affiliate in any internal investigation or administrative, regulatory or judicial proceeding or, (g) act or omission in violation or disregard of the Corporation's or an Affiliate's policies, including but not limited to the Corporation's or an
Affiliate's harassment and discrimination policies and standards of conduct, including the Code of Business
Conduct and Ethics, then in effect, in such a manner as to cause loss, damage or injury to the property, reputation or employees of the Corporation or an Affiliate. In addition, the Participant's Service will be deemed to have terminated for Cause if, after the Participant's Service has terminated, facts and circumstances are discovered that would have justified a termination for Cause. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or based upon the advice of counsel for the
Corporation or an Affiliate will be conclusively presumed to be done, or omitted to be done, in good faith and in the best interests of the Corporation or an Affiliate.
"Change in Control" means the first to occur of the following:
(a)The acquisition by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of voting securities of the Corporation where such acquisition causes such
Person to own 35% or more of the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Voting
Securities"); provided that for purposes of this paragraph (a), the following acquisitions will not be deemed to result in a Change in Control: (i) any acquisition directly from the Corporation, (ii) any acquisition by the Corporation, (iii) any acquisition by any employee benefit plan (or related trust)
sponsored or maintained by the Corporation or any Affiliate of the Corporation or (iv) any acquisition by any corporation or entity pursuant to a transaction that complies with clauses (A), (B) and (C) of paragraph (c) of this definition below; and provided further that if any Person's beneficial ownership of the Outstanding Voting Securities reaches or exceeds 50% as a result of a transaction described in clause (i) or (ii) above, and such Person subsequently acquires beneficial ownership of additional voting securities of the Corporation, such subsequent acquisition will be treated as an acquisition that causes such Person to own 35% or more of the Outstanding Voting Securities;
(b)Individuals who, as of the Effective Date, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board,  provided that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Corporation's stockholders, was approved by a vote of at least a majority of the directors then comprising the
Incumbent Board will be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;
(c)The approval by the stockholders of the Corporation and consummation of (i) a reorganization, merger or consolidation, or sale or other disposition of all or substantially all of the assets of the Corporation or
(ii) the acquisition of assets or stock of another corporation in exchange for voting securities of the
Corporation (each of (i) and (ii), a "Business Combination"); excluding, however, such a Business
Combination pursuant to which (A) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such
Business Combination (including, without limitation, a corporation that as a result of such transaction owns the Corporation or all or substantially all of the Corporation's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such
Business Combination of the Outstanding Voting Securities, (B) no Person (excluding any employee benefit plan (or related trust) of the Corporation or such corporation resulting from such Business
Combination) beneficially owns, directly or indirectly (except to the extent that such ownership existed prior to the Business Combination), an amount of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation representing 20% thereof; and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business
Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or
(d)Approval by the stockholders of the Corporation of a complete liquidation or dissolution of the
Corporation.

106	Cboe Global Markets 2025 Proxy Statement

Notwithstanding the foregoing, (i) unless a majority of the Incumbent Board determines otherwise, no Change in
Control will be deemed to have occurred with respect to a particular Participant if the Change in Control results from actions or events in which such Participant is a participant in a capacity other than solely as an Officer,
Employee or Director of the Corporation, (ii) a Public Offering will not constitute a Change in Control, and (iii) for the avoidance of doubt, a transaction shall not constitute a Change in Control if it is effected for the purpose of changing the place of incorporation or form of organization of the ultimate parent entity (including where the
Corporation is succeeded by an issuer incorporated under the laws of another state, country or foreign government for such purpose and whether or not the Corporation remains in existence following such transaction) where all or substantially all of the individuals and entities who were the beneficial owners of the
Outstanding Voting Securities immediately prior to such transaction beneficially own, directly or indirectly, own all or substantially all of the Outstanding Voting Securities in substantially the same proportions of their ownership after the transaction.
"Code" means the Internal Revenue Code of 1986, as amended, together with the regulations and official guidance promulgated thereunder. A reference to any provision of the Code will include reference to any successor provision of the Code.
"Committee" means the Compensation Committee of the Board, if any, or such similar or successor committee appointed by the Board to administer the Plan.  If the Board has not appointed a Committee, including the
Compensation Committee of the Board, to administer the Plan, the Board will function in place of the Committee as administrator of the Plan and references to the "Committee" herein shall mean and refer to the Board.
"Corporation" means Cboe Global Markets, Inc. or any successor corporation thereto.
"Director" means any individual who is a member of the Board on or after the Effective Date.
"Disabled" means the Participant:
(a)becomes unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months; or
(b)by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receives income replacement benefits for a period of not less than three months under an accident and health plan of the
Corporation or an Affiliate, as applicable.
"Dividend Equivalent Right" means a right to receive, with respect to any dividends or other distributions on a share of Stock underlying a Restricted Stock Unit, dividend equivalents on the share of Stock, as though such share of Stock had been issued and outstanding, fully vested, and held by the Participant on the record date of payment of such dividends. Subject to Section 7.4, Dividend Equivalent Rights may be provided in connection with an Award of Restricted Stock Units under the Plan, but not in connection with an Award of Restricted Stock or Options.
"Effective Date" has the meaning set forth in Section 10.3 of the Plan.
"Eligible Individual" means any Employee or non-employee Director.
"Employee" means any person treated as a common law employee in the records of the Corporation or one of its Affiliates. The Corporation shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual's employment or termination of employment, as the case may be. For purposes of an individual's rights, if any, under the terms of the Plan as of the time of the Corporation's determination of whether or not the individual is an Employee, all such determinations by the Corporation shall be final, binding and conclusive as to such rights, if any, notwithstanding that the Corporation or any court of law or governmental agency subsequently makes a contrary determination as to such individual's status as an Employee.
"Exchange Act" means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. A reference to any provision of the Exchange Act will include reference to any successor provision of the Exchange Act.
"Exercise Price" means the purchase price at which an Option may be exercised, subject to the provisions of
Article 5.
"Fair Market Value" means, as of any date:
(a)if the Stock is readily tradeable on a national or regional securities exchange or market system, or is quoted on the Over the Counter Bulletin Board (OTCBB), the Fair Market Value of a share of Stock will

Cboe Global Markets 2025 Proxy Statement	107

be the sales price at close of the Stock on the Award Date, time of exercise, or other date of calculation
(or on the last preceding trading date if Stock was not traded on such date) as quoted on such national or regional securities exchange or market system or the OTCBB (whichever constitutes the primary market for the Stock), as reported by the Consolidated Tape Association, the OTCBB or such other source as the Committee deems reliable; or
(b)if the Stock is not readily tradeable on a national or regional securities exchange or market system and is not quoted on the OTCBB, the fair market value as determined in good faith by the Board or the
Committee, by the reasonable application of a reasonable valuation method in accordance with Section
409A and Treasury Regulation Section 1.409A-1(b)(5)(iv)(B) (or any similar or successor provision), thereunder, as the Board or the Committee will in its discretion select and apply at the time of the Award
Date, time of exercise, or other date of calculation.
For avoidance of doubt, for tax purposes upon settlement of an Award, the fair market value of the Stock may be determined using such other methodology as may be required by applicable laws or as appropriate for administrative reasons.
"Incentive Compensation Award" means a cash-denominated award based on the achievement of
Performance Goals, subject to the requirements of Article 11 and awarded in accordance with the terms of the
Plan.
"Insider" means an Officer, Director, or other person whose transactions in Stock are subject to Section 16 of the Exchange Act.
"Insider Trading Policy" means the written policy of the Corporation pertaining to the purchase, sale, transfer or other disposition of the Corporation's equity securities by Directors, Officers, Employees or other service providers who may possess material, nonpublic information regarding the Corporation or its securities.
"Non-Qualified Stock Option" means an Option that is not intended to (as set forth in the Award Agreement)
or that does not qualify as an "incentive stock option" within the meaning of Code Section 422.
"Officer" means any person designated by the Board as an officer of the Corporation.
"Option" means an option to purchase Stock at an Exercise Price determined on the Award Date, subject to the applicable provisions of Article 5, awarded in accordance with the terms and conditions of the Plan.
"Participant" means an Eligible Individual to whom the Committee has made one or more Awards under the
Plan in accordance with Section 4.1 of the Plan.
"Performance Goals" will mean performance goals established by the Committee prior to the grant of an
Award and based on the attainment of one or any combination of the following measures, or such other criteria selected by the Committee in its discretion, in each case of the Corporation, an Affiliate, or business unit by or within which the Participant is primarily employed or a combination thereof:  (a) net earnings; (b) operating earnings or income; (c) earnings growth; (d) net income; (e) net income per share; (f) gross revenue or revenue by pre-defined business segment; (g) revenue backlog; (h) pre- or post-tax profit margins; (i) cash flow, including operating cash flow, free cash flow, discounted cash flow return on investment, and cash flow in excess of cost of capital; (j) earnings per share; (k) return on stockholders' equity; (l) stock price; (m) return on common stockholders' equity; (n) return on capital; (o) return on assets; (p) economic value added (income in excess of cost of capital); (q) customer satisfaction; (r) cost control or expense reduction; (s) ratio of operating expenses to operating revenues; (t) market share; (u) volume; (v) revenue per contract; and (w) adjusted pretax income, in each case, absolute or relative to peer- group comparative; provided, however, that in the case of
Incentive Compensation Awards, Performance Goals may include individual performance goals or objectives applicable to the Participant.
The Committee also may benchmark Performance Goals under one or more of the measures or other criteria described above relative to the performance of other corporations or in such other manner as it deems appropriate, in its discretion. The Committee will have the discretion to (i) with respect to Awards generally, adjust targets set for pre-established performance objectives as it deems appropriate to reflect the inclusion or exclusion of, amongst other things, the impact of extraordinary, infrequent or unusual items, events or circumstances, and (ii) with respect to an Incentive Compensation Award granted to an Eligible Individual, adjust or change the pre-established targets and metrics utilized to measure performance and attainment, as further provided in Section 11.1 of the Plan.
"Performance Period" means a period of one or more years, as determined by the Committee.
"Person" means a "person" as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act.

108	Cboe Global Markets 2025 Proxy Statement

"Plan" means the Cboe Global Markets, Inc. Long-Term Incentive Plan, as set forth herein in this Third
Amended and Restated Cboe Global Markets, Inc. Long-Term Incentive Plan (third amendment and restatement as adopted by the Board on February 11, 2025), as the same may be further amended, administered or interpreted from time to time.
"Public Offering" means any sale of any class of the Corporation's equity securities pursuant to an effective registration statement under Section 12 of the Exchange Act filed with the SEC on Form S-1 (or any successor form adopted by the SEC), provided that the following will not be considered a public offering: (a) any issuance of common equity securities by the Corporation as consideration for a merger or acquisition, (b) any issuance of common securities to employees, directors or consultants of any of the Corporation or any of its Affiliates as part of an incentive or compensation plan, (c) any issuance of common equity securities as part of a unit with debt or preferred stock or any similar structure in which the common equity securities are being offered primarily as a means of enhancing the Corporation's ability to sell the debt or preferred stock and (d) the issuance of Stock by the Corporation upon conversion of any preferred stock of the Corporation.
"Restricted Stock" means an award of shares of Stock delivered under the Plan subject to the requirements of
Article 6 and such other restrictions as the Committee deems appropriate or desirable.  The restrictions on, and risk of forfeiture of, Restricted Stock generally will expire on a specified date, upon the occurrence of an event or achievement of Performance Goals, or on an accelerated basis under certain circumstances specified in the
Plan or the Award Agreement.
"Restricted Stock Unit" means a notional account established pursuant to an Award granted to a Participant, as described in Article 7, that is (a) valued solely by reference to shares of Stock, (b) subject to restrictions specified in the Award Agreement, and (c) payable in Stock or cash, in the Committee's sole discretion. The restrictions on, and risk of forfeiture of, Restricted Stock Units generally will expire on a specified date, upon the occurrence of an event or achievement of Performance Goals, or on an accelerated basis under certain circumstances specified in the Plan or the Award Agreement.
"Rule 16b-3" means Rule 16b-3 under the Exchange Act, as amended, and any guidance issued thereunder by the SEC.
"Sarbanes-Oxley Act" means the Sarbanes-Oxley Act of 2002. A reference to any provision of the Sarbanes-
Oxley Act will include reference to any successor provision of the Sarbanes-Oxley Act.
"SEC" means the U.S. Securities and Exchange Commission.
"Section 409A" means Code Section 409A, as amended, and any proposed and final regulations and other guidance issued thereunder by the U.S. Department of Treasury and/or the Internal Revenue Service.
"Securities Act" means the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder. A reference to any provision of the Securities Act will include reference to any successor provision of the Securities Act.
"Service" means the provision of personal services to the Corporation or its Affiliates in the capacity of (a) an
Employee, (b) a Director, or (c) a consultant. A Participant's Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders Service to the Corporation or its
Affiliates, a transfer of the Participant among the Corporation and its Affiliates, or a change in the Corporation or
Affiliate for which the Participant renders such Service, provided in each case that there is no interruption or termination of the Participant's Service. Additionally, a Participant's Service shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Corporation, provided that if any such leave taken by a Participant exceeds  90  days,  then  on  the  91st day  immediately  following  such  90-day  period,  the Participant's Service shall be deemed to have terminated, unless the Participant's right to return to Service is guaranteed by statute or contract.
Notwithstanding the foregoing, unless otherwise designated by the Corporation, a leave of absence authorized by the Corporation shall be treated as Service for purposes of determining vesting under the Award Agreement.
A Participant's Service shall be deemed to have terminated either upon an actual termination of Service or upon the time that the entity for which the Participant performs Service ceases to be an Affiliate of the Corporation.
Subject to the foregoing, the Corporation, in its discretion, shall determine whether the Participant's Service has terminated and the effective date of and reason for such termination.
"Stock" means the "Common Stock" of the Corporation (as defined in Article Fourth (a)(i) of the Third Amended and Restated Certificate of Incorporation of the Corporation, as may be amended from time to time).

Cboe Global Markets 2025 Proxy Statement	109

ARTICLE 2
PLAN ADMINISTRATION
Section 2.1 Administration. The Committee will administer the Plan. The Committee will interpret the Plan and any Award Agreement or other form of agreement or other document used by the Corporation in the administration of the Plan or of any Award, and prescribe such rules, regulations, and procedures in connection with the operation of the Plan, as it deems to be necessary and advisable for the administration of the Plan consistent with the purposes of the Plan. Without limiting the foregoing, the Committee will have the authority and complete discretion to:
(a)Prescribe, amend, and rescind rules and regulations relating to the Plan and any Awards;
(b)Select Eligible Individuals (including members of the Committee) to receive Awards, as provided in
Section 4.1 of the Plan;
(c)Determine the form and terms of Awards;
(d)Determine the number of shares of Stock or other consideration subject to Awards, as provided in
Articles 5 through 9 of the Plan;
(e)Determine whether Awards will be granted singly, in combination or in tandem with, in replacement of, or as alternatives to, other Awards under the Plan or grants or awards under any other incentive or compensation plan of the Corporation;
(f)Construe and interpret the Plan, any Award Agreement in connection with an Award and any other agreement or document executed pursuant to the Plan;
(g)Correct any defect or omission, or reconcile any inconsistency in the Plan, any Award or any Award
Agreement;
(h)Accelerate or, with the consent of the Participant, defer the vesting of any Award or the exercise date of any Award, subject to the limitations of Section 409A;
(i)Authorize any person to execute on behalf of the Corporation any instrument required to effectuate the grant of an Award and delegate to Officers of the Corporation the authority to perform administrative functions under the Plan subject to any legal requirements that the Committee as a whole take action with respect to such function, other than any such delegation that would cause Awards or other transactions under the Plan to cease to (i) be exempt from Section 16(b) of the Exchange Act, or (ii)
satisfy the independent director requirements of the applicable national or regional securities exchange or market system;
(j)To the extent permissible under Section 141(c) and Section 157(c) of the Delaware General Corporation
Law and other applicable laws, regulations and stock exchange rules, the Board and the Committee may each, in their discretion, delegate to another committee or one or more officers of the Corporation or to any other person or body, any or all of the authority and responsibility of the Committee with respect to awards to Employees who are not subject to Section 16 of the Exchange Act at the time any such delegated authority or responsibility is exercised. To the extent that the Board or the Committee has delegated to such other committee or to one or more officers of the Corporation or to any other person or body, the authority and responsibility of the Committee pursuant to the foregoing, all references to the Committee in the Plan shall be deemed to refer to such other committee or to such officer or officers or to such other person or body;
(k)Amend, modify, extend, cancel or renew any Award, and authorize the exchange, substitution, or replacement of Awards, provided that (i) no such amendment, modification, extension, cancellation, renewal, exchange, substitution, or replacement will be to the detriment of a Participant with respect to any Award previously granted without the affected Participant's written consent, unless (A) such change is necessary or advisable to comply with applicable law or (B) the Award to be amended is an Incentive
Compensation Award, (ii) any such amendment, modification, extension, cancellation, renewal, exchange, substitution or replacement must satisfy the requirements for exemption under Section 409A, and (iii) in no event will the Committee be permitted to reduce the Exercise Price of any outstanding
Option, cancel an Option in exchange for cash or other Awards, exchange or replace an outstanding
Option with a new Option with a lower Exercise Price, or take any other action that would be a
"repricing" of Options, without stockholder approval, except pursuant to Section 5.2;
(l)Determine whether a Participant has engaged in the operation or management of a business that is in competition with the Corporation or any of its Affiliates, or whether a Participant has violated the restrictive covenants referred to in Section 10.12; and

110	Cboe Global Markets 2025 Proxy Statement

(m)Make all other determinations deemed necessary or advisable for the administration of the Plan.
The Committee will keep records of action taken at its meetings.  A majority of the Committee will constitute a quorum at any meeting, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee, will be the acts of the Committee.
Section 2.2 Administration with Respect to Insiders. With respect to Eligible Individuals who are Insiders, at any time that any class of equity security of the Corporation is registered under Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.
Section 2.3 Indemnification.  Each person who is or has been a member of the Committee or the Board, and any individual or individuals to whom the Committee has delegated authority under this Article 2, will be indemnified and held harmless in accordance with the Corporation's Third Amended and Restated Certificate of
Incorporation, as may be amended from time to time.
ARTICLE 3
AUTHORIZED SHARES
Section 3.1 Shares Available Under the Plan.  Subject to adjustment as set forth in Section 3.2, the maximum number of shares of Stock that may be issued or delivered and as to which Awards may be granted under the
Plan will be equal to the sum of: (a) 4,248,497 shares of Stock, which were authorized at the time that the Plan was first adopted by the Board effective January 13, 2010; (b) 3,000,000 shares of Stock which were authorized at the time that the Plan was amended and restated effective February 17, 2016; and (c) 3,000,000 shares of
Stock, which were authorized at the time that the Plan was amended and restated effective May 6, 2025. The shares that may be issued or delivered under the Plan may be either authorized but unissued shares, repurchased shares, or partly each.
If (i) any Award granted under the Plan is canceled by mutual consent or terminates or expires for any reason without having been exercised in full, or is forfeited or otherwise terminated without a distribution of Stock to the
Participant; (ii) an Award of Restricted Stock Units is paid in cash rather than the issuance of shares of Stock;
(iii) shares of Stock are not delivered to a Participant because an Award is exercised through a reduction of shares subject to the Award (i.e., "net exercised"); (iv) shares of Stock are delivered (either actually or by attestation) to or withheld by the Corporation in connection with the exercise of an Option awarded under the
Plan, or in payment of any required income tax withholding for the exercise of an Option, the grant or vesting of
Restricted Stock or the vesting of Restricted Stock Units (including prior to the Effective Date) awarded under the Plan; or (v) an Award is converted to an award over shares of another entity in connection with a recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares or other similar event, then the number of shares of Stock subject to such cancelled, terminated, expired, forfeited or converted Award, or for which payment was made in cash, or which was delivered to or withheld by the
Corporation, as applicable, will again be available for purposes of the Plan.
If, in connection with an acquisition of another company or all or part of the assets of another company by the
Corporation or an Affiliate, or in connection with a merger or other combination of another company with the
Corporation or an Affiliate, the Corporation either (i) assumes stock options or other stock incentive obligations of such other company, or (ii) grants stock options or other stock incentives in substitution for stock options or other stock incentive obligations of such other company, then none of the shares of Stock that are issuable or transferable pursuant to such stock options or other stock incentives that are assumed or granted in substitution by the Corporation will be charged against the limitations set forth in this Section 3.1. Further, the terms of any such assumed or substituted awards may vary from the terms set forth in the Plan to the extent the Committee deems appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.
Section 3.2 Adjustment and Substitution of Shares.  If a dividend or other distribution will be declared upon the Stock, payable in shares of Stock, the number of shares of Stock then subject to any outstanding Award or by reference to which the amount of any other Award is determined and the number of shares that may be issued or delivered under the Plan will be adjusted by adding thereto the number of shares that would have been distributable thereon if such shares had been outstanding on the date fixed for determining the stockholders entitled to receive such dividend or distribution.
If the outstanding shares of Stock will be changed into or exchangeable for a different number or kind of shares of Stock or other securities of the Corporation or another corporation, whether through reorganization, reclassification, recapitalization, stock split-up, combination of shares, merger or consolidation, then the
Committee will substitute for each share of Stock subject to any then-outstanding Award and for each share of
Stock, which may be issued or delivered under the Plan but is not then subject to an outstanding Award, the number and kind of shares of Stock or other securities into which each outstanding share of Stock is so

Cboe Global Markets 2025 Proxy Statement	111

changed or for which each such share is exchangeable, provided that in the event of a merger, acquisition or other business combination of the Corporation with or into another entity, any adjustment provided for in the applicable agreement and plan of merger (or similar document) will be conclusively deemed to be appropriate for purposes of this Section 3.2.
In the case of any adjustment or substitution as provided for in this Section 3.2, the aggregate Exercise Price for all shares subject to each then-outstanding Option prior to such adjustment or substitution will be the aggregate
Exercise Price for all shares of Stock or other securities (including any fraction) to which such shares will have been adjusted or which will have been substituted for such shares. Any new Exercise Price per share will be carried to at least three decimal places with the last decimal place rounded upwards.
No adjustment or substitution provided for in this Section 3.2 will require the Corporation to issue or sell a fraction of a share or other security. Accordingly, all fractional shares or other securities that result from any such adjustment or substitution will be eliminated and not carried forward to any subsequent adjustment or substitution.
If any adjustment or substitution would cause a modification, extension or renewal of an Option within the meaning of Section 409A, the Committee may elect that such adjustment or substitution not be made but rather will use reasonable efforts to effect such other adjustment of each then-outstanding Option as the Committee in its sole discretion will deem equitable and that will not result in any such modification, extension or renewal under Section 409A.
ARTICLE 4
ELIGIBILITY AND AWARDS
Section 4.1 Eligibility.  Subject to the provisions of the Plan, the Committee will have full and final authority, in its discretion, to grant Awards as described herein and to determine the Eligible Individuals to whom Awards will be granted.
Section 4.2 Award Agreement. Each Award granted under the Plan will be evidenced by a written or electronic
Award Agreement, in a form approved by the Committee. Such Award Agreement will be subject to and incorporate the express terms and conditions, if any, required under the Plan or as required by the Committee for the form of Award granted and such other terms and conditions as the Committee may specify, and will be executed by the Chief Executive Officer, the President (if other than the Chief Executive Officer), or any person designated as an executive Officer by the Board for purposes of Section 16 of the Exchange Act, on behalf of the Corporation, and by the Participant to whom such Award is granted. The Board may at any time and from time to time amend an outstanding Award Agreement in a manner consistent with the Plan.
Section 4.3 Corporation's Obligation to Deliver Stock.  The obligation of the Corporation to issue or deliver shares of Stock under the Plan will be subject to (a) the effectiveness of a registration statement under the
Securities Act, with respect to such shares, if deemed necessary or appropriate by counsel for the Corporation;
(b) the condition that the shares will have been listed (or authorized for listing upon official notice of issuance)
upon each stock exchange on which such shares may then be listed; and (c) all other applicable laws, regulations, rules and orders that may then be in effect.
ARTICLE 5
STOCK OPTIONS
Section 5.1 Grant of Stock Options. The Committee will have authority, in its discretion, to grant Non-
Qualified Stock Options. Options granted under the Plan will be subject to the following terms and conditions of this Article 5.
Section 5.2 Exercise Price. Subject to adjustment as set forth in Section 3.2, the Exercise Price will be such price as the Committee, in its discretion, will determine and set forth in the Award Agreement, except that, the
Exercise Price will not be less than one hundred percent (100%) of the Fair Market Value per share of Stock covered by the Option as determined on the Award Date.
Section 5.3 Payment of Exercise Price.  The Exercise Price will be payable in full in any one or more of the following ways:
(a)in cash, check, bank draft, money order or wire transfer payable to the Corporation;
(b)by delivery to the Corporation (either by actual delivery or by attestation) of shares of Stock (which are owned by the Participant free and clear of all liens and other encumbrances and which are not subject to the restrictions set forth in Article 6) having an aggregate Fair Market Value on the date of exercise of the Option equal to the Exercise Price for the shares being purchased;

112	Cboe Global Markets 2025 Proxy Statement

(c)by requesting that the Corporation withhold such number of shares of Stock then issuable upon exercise of the Option as will have an aggregate Fair Market Value equal to the Exercise Price for the shares being acquired upon exercise of the Option (and any applicable withholding taxes);
(d)by a "net exercise" arrangement under which the Corporation will reduce the number of shares of Stock issued upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate Exercise Price; provided that the Corporation shall accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate Exercise Price not satisfied by such reduction in the number of whole shares to be issued; and provided further that shares of Stock will no longer be outstanding under an Option and will not be exercisable thereafter to the extent that (i) shares are used to pay the Exercise Price pursuant to the "net exercise," (ii) shares are delivered to the Participant as a result of such exercise, and (iii) shares are withheld to satisfy tax withholding obligations;
(e)provided that a public market for the Corporation's Stock exists, and to the extent permitted by the
Sarbanes-Oxley Act:
i.through a "same day sale" commitment from the Participant and a broker- dealer that is a member of the Financial Industry Regulatory Authority (a "FINRA Dealer") whereby the
Participant irrevocably elects to exercise the Option and to sell a portion of the shares so purchased to pay the Exercise Price (or a larger number of the shares so purchased), and whereby the FINRA Dealer irrevocably commits upon receipt of such shares to forward the
Exercise Price directly to the Corporation (and any excess to the Participant);
ii.through a "margin" commitment from the Participant and a FINRA Dealer whereby the
Participant irrevocably elects to exercise the Option and to pledge the shares so purchased to the FINRA Dealer in a margin account as security for a loan from the FINRA Dealer in the amount of the Exercise Price, and whereby the FINRA Dealer irrevocably commits upon receipt of such shares to forward the Exercise Price directly to the Corporation; or
(f)by any combination of the foregoing.
If the Exercise Price is paid in whole or in part in shares of Stock, any portion of the Exercise Price representing a fraction of a share will be paid in cash. The date of exercise of an Option will be determined under procedures established by the Committee, and the Exercise Price will be payable at such time or times as the Committee, in its discretion, will determine. No shares will be issued or delivered upon exercise of an Option until full payment of the Exercise Price has been made. When full payment of the Exercise Price has been made, the Participant will be considered for all purposes to be the owner of the shares with respect to which payment has been made.
Section 5.4 Exercisability, Expiration, and Term of Options. Subject to this Section 5.4 and Section 2.1,
Options may be exercised at such times, in such amounts and subject to such restrictions as will be determined by the Committee, in its discretion. An Option may be exercised (a) at such time as the Option vests, or (b) if and to the extent set forth in the applicable Award Agreement, prior to the date on which the Option vests, provided that such Stock obtained will be subject to the same requirements that are applicable to grants of
Restricted Stock set forth in Article 6 and in the applicable Award Agreement. After an Option is granted, the
Committee, in its sole discretion, may accelerate the exercisability of the Option. Restrictions and conditions on the exercise of an Option need not be the same for each Award or for each Participant.
Each Option will terminate not later than the expiration date specified in the Award Agreement pertaining to such
Option, provided that the expiration date with respect to an Option shall not be later than the 10th anniversary of its Award Date.
Except as otherwise provided in the Award Agreement, the vesting conditions on an Option will lapse upon the date that a Participant dies or becomes Disabled. Except as otherwise provided in the Award Agreement, a
Participant (or his or her beneficiary, as applicable) must exercise any outstanding Option, if any, within one year following the Participant's death or Disability (or by the 10th anniversary of the Option's Award Date, if earlier). If the Participant does not exercise any outstanding Option within one year from the Participant's death or Disability (or by the 10th anniversary of the Option's Award Date, if earlier), the outstanding Option will be cancelled and forfeited.
Subject to the preceding paragraph, unless otherwise determined by the Committee and set forth in an Award
Agreement or an amendment thereto, following a Participant's termination of Service for any reason other than
Cause, such Participant must exercise any outstanding Option, if at all, within 90 days from the date of termination of Service (or by the 10th anniversary of the Option's Award Date, if earlier). If the Participant does not exercise any outstanding Option within 90 days from the date of termination of Service (or by the 10th anniversary of the Option's Award Date, if earlier), the outstanding Option will be cancelled and forfeited. All

Cboe Global Markets 2025 Proxy Statement	113

Options, including vested Options, will be cancelled and forfeited immediately upon a Participant's termination of Service for Cause.
Notwithstanding any contrary provision of this Section 5.4, if, on the date an outstanding Option would expire, the exercise of the Option would violate applicable securities laws, the expiration date applicable to the Option will be extended to a date that is 30 calendar days after the date the exercise of the Option would no longer violate applicable securities laws.
ARTICLE 6
RESTRICTED STOCK
Section 6.1 Award. Subject to the terms and provisions of the Plan, the Committee may award, at any time, shares of Restricted Stock to any Eligible Individual in the number and form, and subject to such restrictions on transferability and other restrictions as the Committee may determine in its discretion and set forth in the Award
Agreement, including without limitation the achievement of Performance Goals. Restricted Stock also may be received by a Participant as the result of an exercise of an Option, when such award has not vested.
Section 6.2 Vesting and Restrictions on Transfer. Shares issued pursuant to any Restricted Stock Award shall be made subject to vesting conditions based upon the satisfaction of such Service requirements, conditions, restrictions or Performance Goals as the Committee shall establish and set forth in the Award
Agreement. During any period in which shares acquired under a Restricted Stock Award remain subject to vesting conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of. Except as otherwise provided in the Award Agreement, the vesting conditions on any shares of
Restricted Stock will expire and the restrictions on shares of Restricted Stock will lapse upon the date that a
Participant dies or becomes Disabled. Upon request by the Corporation, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Corporation any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.
Section 6.3 Termination of Service. Except as otherwise provided in Section 6.2 above, if a Participant's termination of Service occurs for any reason before the expiration of the vesting conditions, all shares of
Restricted Stock that remain subject to vesting conditions will be forfeited by the Participant as of the
Participant's termination of Service, unless the Committee otherwise determines. In the case of Restricted Stock purchased through the exercise of an Option, the Corporation will refund the Exercise Price paid on the exercise of the Option. Such forfeited shares of Restricted Stock will again become available for award under the Plan.
Section 6.4 Voting Rights; Dividends and Distributions.  Except as provided in this Section 6.4 or the Award
Agreement, during any period in which shares acquired pursuant to a Restricted Stock Award remain subject to vesting conditions, the Participant shall have all of the rights of a stockholder of the Corporation holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares. Unless otherwise provided for in an Award Agreement, for a Restricted Stock Award
based upon the satisfaction of Performance Goals, the Participant shall be entitled to receive dividends or other distributions during the period beginning on the date a Restricted Stock Award is granted and ending, with respect to each share of Stock underlying the Award, on the earlier of the date the Performance Period is completed or the date on which the Award is terminated.  Dividends or other distributions paid on a Restricted
Stock Award based upon the satisfaction of Performance Goals will be based on the number of shares earned by the Participant.  However, in the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Corporation as described in Section
3.2, any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant is entitled by reason of the Participant's Restricted Stock Award shall be immediately subject to the same vesting conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid or adjustments were made.
ARTICLE 7
RESTRICTED STOCK UNIT AWARDS
Section 7.1 Award. Subject to the terms and provisions of the Plan, the Committee may award, at any time,
Restricted Stock Units to any Eligible Individual in the number and form, and subject to such restrictions on transferability and other restrictions as the Committee may determine in its discretion and set forth in the Award
Agreement, including without limitation the achievement of Performance Goals.
Section 7.2 Purchase Price. No monetary payment (other than applicable tax withholding, if any) shall be required as a condition of receiving a Restricted Stock Unit Award, the consideration for which shall be services actually rendered to or for the benefit of the Corporation or an Affiliate.

114	Cboe Global Markets 2025 Proxy Statement

Section 7.3 Vesting. Restricted Stock Unit Awards shall be made subject to vesting conditions based upon the satisfaction of such Service requirements, conditions, restrictions or Performance Goals as the Committee shall establish and set forth in the Award Agreement. Except as otherwise provided in the Award Agreement, the vesting conditions on any Restricted Stock Unit Award will expire and the Restricted Stock Unit will become fully vested upon the date that a Participant dies or becomes Disabled.
Section 7.4 Voting Rights, Dividend Equivalent Rights and Distributions.  Participants shall have no voting rights with respect to shares of Stock represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Corporation or of a duly authorized transfer agent of the Corporation).
The Committee, in its discretion, may provide in the Award Agreement evidencing any Restricted Stock Unit
Award that the Participant shall be entitled to receive Dividend Equivalent Rights during the period beginning on the date a Restricted Stock Unit Award is granted and ending, with respect to each share of Stock underlying the Award, on the earlier of the date the Award is settled or the date on which it is terminated. For a Restricted
Stock Unit Award based upon the satisfaction of Performance Goals, the Dividend Equivalent Rights paid will be based on the number of shares earned by the Participant.  However, in the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Corporation as described in Section 3.2, any and all new, substituted or additional securities or other property (other than normal cash dividend equivalents) to which the Participant may be entitled by reason of the
Participant's Restricted Stock Unit Award shall be immediately subject to the terms and conditions and shall be settled in the same manner and at the same time as the Restricted Stock Unit Award with respect to which such
Dividend Equivalent Rights were paid or adjustments were made.
Section 7.5 Effect of Termination of Service. Except as otherwise provided in Section 7.3 above or by the
Committee and set forth in the Award Agreement evidencing a Restricted Stock Unit Award, if a Participant's
Service terminates for any reason, whether voluntary or involuntary, then the Participant shall forfeit any
Restricted Stock Units that remain subject to vesting conditions as of the date of the Participant's termination of
Service.
Section 7.6 Settlement of Restricted Stock Unit Awards. The Corporation shall issue to a Participant on the date on which Restricted Stock Units subject to the Participant's Restricted Stock Unit Award vest or on such other date determined by the Committee, in its discretion, and set forth in the Award Agreement one share of
Stock (and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 3.2) for each Restricted Stock Unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable taxes, if any. If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A and in accordance with such procedures as the
Committee may specify from time to time, to defer receipt of all or any portion of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section 7.6. Notwithstanding the foregoing, the
Committee, in its discretion, may provide in any Award Agreement for settlement of any Restricted Stock Unit
Award by payment to the Participant in cash of an amount equal to the Fair Market Value on the vesting date of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section 7.6.
Notwithstanding the foregoing, any Stock issued or cash paid to the Participant in settlement of the Restricted
Stock Units will be issued or paid, as applicable, as soon as administratively practicable following the applicable vesting date but in no event later than March 15th of the year following such vesting date (unless such
Restricted Stock Unit has been deferred as permitted by the Committee under this Section 7.6 or as otherwise set forth in the Award Agreement).
ARTICLE 8
CHANGE IN CONTROL
Section 8.1 Accelerated Vesting. Unless otherwise provided for in an Award Agreement, Awards will be
"double-trigger" unless a successor entity cannot or will not provide a Replacement Award (as defined below), in which case the Award will revert to "single-trigger" as follows:
Upon a Change in Control, all then-outstanding Awards shall vest in accordance with paragraphs (a), (b), and
(c) below, except (i) as otherwise provided in an Award Agreement or (ii) to the extent that another Award meeting the requirements of Section 8.2(a) (a "Replacement Award") is provided to the Participant pursuant to
Section 3.2 and consistent with Section 409A, to the extent applicable, to replace such Award (the "Replaced
Award").
(a)Outstanding Options. Upon a Change in Control in which the Corporation is the surviving corporation, a
Participant’s then-outstanding Options that are not vested shall immediately become fully vested (and, to the extent applicable, all performance conditions shall be deemed satisfied as if target performance were achieved) and exercisable over the exercise period set forth in the applicable Award Agreement.

Cboe Global Markets 2025 Proxy Statement	115

Upon a Change in Control in which the Corporation is not the surviving corporation, a Participant's then-
outstanding Options shall become fully vested and exercisable for such period of time prior to the
Change in Control as is deemed fair and equitable by the Committee and shall terminate at the effective time of the Change in Control. The Committee shall provide written notice of the period of accelerated exercisability of Options to all affected Participants. The exercise of any Option whose exercisability is accelerated as provided in this paragraph (a) shall be conditioned upon the consummation of the
Change in Control and shall be effective only immediately before such consummation. Alternatively, the
Committee may elect to cancel such Options and pay the Participant an amount of cash (less normal withholding taxes) equal to the excess of (i) the value, as determined by the Committee, of the consideration (including cash) received by the holder of a share of Stock as a result of the Change in
Control (or if the Corporation's stockholders do not receive any consideration as a result of the Change in Control, the Fair Market Value of a share of Stock on the day immediately prior to the Change in
Control) over (ii) the per-share Exercise Price of such Option, multiplied by the number of shares of
Stock subject to such Award.  No payment shall be made to a Participant for any Option if the Exercise
Price for such Option exceeds the value, as determined by the Committee, of the consideration
(including cash) received by the holder of a share of Stock as a result of the Change in Control.
(b)Outstanding Awards, other than Options, Subject Solely to a Service Vesting Condition. Upon a Change
in Control, a Participant's then-outstanding Awards, other than Options, that are not vested and as to which vesting depends solely on the satisfaction of a service obligation by the Participant to the
Corporation or any Affiliate shall become fully vested and shall be settled in cash, Stock or a combination thereof, as determined by the Committee, within 30 days following such Change in Control
(except to the extent that settlement of the Award must be made pursuant to its original schedule in order to comply with Section 409A).
(c)Outstanding Awards, other than Options, Subject to a Performance Vesting Condition. Upon a Change
in Control, a Participant's then-outstanding Awards, other than Options, that are not vested and as to which vesting depends upon the satisfaction of one or more performance conditions shall immediately vest and all performance conditions shall be deemed satisfied at the greater of target performance or the level of performance actually achieved as of the date of the Change in Control (with similar performance assumed to be achieved through the remainder of the performance period) and shall be settled in cash, Stock or a combination thereof, as determined by the Committee, within 30 days following such Change in Control (except to the extent that settlement of the Award must be made pursuant to its original schedule in order to comply with Section 409A).
Section 8.2 Replacement Awards.
(a)An Award shall meet the conditions of this Section 8.2 (and hence qualify as a Replacement Award) if:
(i) it is of the same type as the Replaced Award (provided, however, that the Replacement Award may be of a different type as the Replaced Award if such Replacement Award has been approved by the
Committee, as constituted immediately prior to the Change in Control); (ii) it has an intrinsic value at least equal to the value of the Replaced Award; (iii) it relates to publicly traded equity securities of the
Corporation or its successor following the Change in Control or another entity that is affiliated with the
Corporation or its successor following the Change in Control; (iv) its terms and conditions comply with
Section 8.2(b); and (v) its other terms and conditions are not less favorable to the Participant than the terms and conditions of the Replaced Award (including the provisions that would apply in the event of a subsequent Change in Control).  Without limiting the generality of the foregoing, the Replacement
Award may take the form of a continuation or assumption of the Replaced Award if the requirements of the preceding sentence are satisfied.  The determination of whether the conditions of this Section 8.2(a)
are satisfied shall be made by the Committee, as constituted immediately before the Change in Control, in its sole discretion.  Without limiting the generality of the foregoing, the Committee may determine the value of Replaced Awards and Replacement Awards that are Options by reference to either their intrinsic value or their fair value.
(b)Upon an involuntary termination of Service of a Participant after a Change in Control, other than for
Cause, all Replacement Awards held by the Participant shall become fully vested and free of restrictions and in the case of Replacement Awards in the form of (i) Options shall be fully exercisable and shall remain exercisable in accordance with their terms, (ii) Awards with one or more performance-
based vesting conditions for performance measurement periods not yet ended at the date of termination shall be deemed to be satisfied at the greater of target performance or the level of performance actually achieved as of the date of termination of Service (with similar performance assumed to be achieved through the remainder of the performance period) and shall be paid upon or within 60 days of such termination of Service, (iii) Awards (other than Options) with only service-based vesting conditions shall

116	Cboe Global Markets 2025 Proxy Statement

be paid upon or within 60 days of such termination of Service.  Notwithstanding the foregoing, with respect to any Award that is considered deferred compensation subject to Section 409A, payment shall be made pursuant to the Award's original schedule in order to comply with Section 409A.
Section 8.3 Excess Parachute Payment. In the event that  any  acceleration  of  vesting pursuant to an Award and any other payment or benefit received or to be received by a Participant would subject the Participant to any excise tax pursuant to Code Section 4999 due to the characterization of such acceleration of vesting, payment or benefit as an excess parachute payment under Code Section 280G, the Participant may elect, in his or her sole discretion, to reduce the amount of any acceleration of vesting called for under the Award in order to avoid such characterization. To aid the Participant in making any election made under this Section 8.3, no later than the date of the occurrence of any event that might reasonably be anticipated to result in an excess parachute payment to the Participant, the Corporation shall request a determination in writing by independent experts selected by the Corporation. As soon as practicable thereafter, the independent experts shall determine and report to the Corporation and the Participant the amount of such acceleration of vesting, payments and benefits that would produce the greatest after-tax benefit to the Participant. For the purposes of such determination, the independent experts may rely on reasonable, good faith interpretations concerning the application of Code Sections 280G and 4999.  The Corporation and the Participant shall furnish to the independent experts such information and documents as the experts may reasonably request in order to make their required determination. The Corporation shall bear all fees and expenses the independent experts may reasonably charge in connection with their services contemplated by this Section 8.3, and any excise tax, income tax, interest, or penalties imposed on the Participant as a result of a successful Internal Revenue
Service claim that, contrary to the determination and report of the independent experts, the Participant must pay an excise tax under Code Section 4999 due to the characterization of such acceleration of vesting, payment or benefit as an excess parachute payment under Code Section 280G.
ARTICLE 9
CERTIFICATES FOR AWARDS OF STOCK
Section 9.1 Stock Certificates. Except as otherwise provided in this Section 9.1, each Participant entitled to receive shares of Stock under the Plan will be issued a certificate for such shares. Such certificate will be registered in the name of the Participant and will bear an appropriate legend reciting the terms, conditions and restrictions, if any, applicable to the Stock and will be subject to appropriate stop-transfer orders. To the extent that the Plan provides for issuance of stock certificates to reflect the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange or market system. If the issuance of shares under the Plan is effected on a non-
certificated basis, the issuance of shares to a Participant will be reflected by crediting (by means of a book entry) the applicable number of shares of Stock to an account maintained by the Corporation in the name of such Participant, which account may be an account maintained by the Corporation for such Participant under any dividend reinvestment program offered by the Corporation. The Committee may require, under such terms and conditions as it deems appropriate or desirable, that the certificates for Restricted Stock delivered under the
Plan be held in custody by a bank or other institution, or that the Corporation may itself hold such shares in custody until the vesting conditions expire or until restrictions thereon otherwise lapse, and may require, as a condition of any receipt of Restricted Stock, that the recipient will have delivered a stock power endorsed in blank relating to the Restricted Stock. Certificates for shares of unrestricted Stock may be delivered to the
Participant after, and only after, the vesting conditions will have expired without forfeiture in respect of such shares of Restricted Stock.
Section 9.2 Compliance With Laws and Regulations. The grant of Awards and the issuance of shares of
Stock pursuant to an Award shall be subject to compliance with all applicable requirements of Federal, state, local and non-U.S. law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised or shares of Stock issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award, or (b) in the opinion of legal counsel to the Corporation, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act.
The inability of the Corporation to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Corporation's legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Corporation of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained.  As a condition to issuance of any Stock, the
Corporation may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Corporation.

Cboe Global Markets 2025 Proxy Statement	117

Section 9.3 Restrictions. All certificates for shares of Stock delivered under the Plan (and all non-certificated shares credited to a Participant's account as provided in Section 9.1) also will be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the SEC, any stock exchange or quotation system upon which the Stock is then listed and any applicable Federal, state or non-U.S. securities laws; and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. The foregoing provisions of this Section 9.3 will not be effective if and to the extent that the shares of Stock delivered under the Plan are covered by an effective and current registration statement under the Securities Act, or if and so long as the
Committee determines that application of such provisions is no longer required or desirable. In making such determination, the Committee may rely upon an opinion of counsel for the Corporation.
Section 9.4 Rights of Stockholders. Except as otherwise provided herein, no Participant awarded an Option or Restricted Stock Unit will have any right as a stockholder with respect to any shares subject to such Award prior to the date of issuance to him or her of a certificate or certificates for such shares, or if applicable, the crediting of non-certificated shares to an account maintained by the Corporation in the name of such Participant.
No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Sections 3.2, 6.4, 7.4, or another provision of the Plan.
ARTICLE 10
MISCELLANEOUS
Section 10.1 Effect of the Plan on the Rights of Employees and Employer. Neither the adoption of the Plan nor any action of the Board or the Committee pursuant to the Plan will be deemed to give any Eligible Individual any right to be granted an Award and nothing in the Plan, in any Award granted under the Plan or in any Award
Agreement will confer any right to any Participant to continue in the employment of the Corporation or any
Affiliate or to continue to be retained to provide Services to the Corporation or any Affiliate as a Director, or
consultant or interfere in any way with the rights of the Corporation or any Affiliate to terminate a Participant's
Service at any time.
Section 10.2 Amendment. The Board specifically reserves the right to alter and amend the Plan at any time and from time to time and the right to revoke or terminate the Plan or to suspend the granting of Awards pursuant to the Plan; provided that no such alteration, amendment, revocation, termination, or suspension will terminate any outstanding Award theretofore granted under the Plan, unless there is a liquidation or a dissolution of the Corporation; and provided further that no such alteration or amendment of the Plan will, without prior stockholder approval (a) increase the total number of shares of Stock that may be issued or delivered under the Plan; (b) make any changes in the class of Eligible Individuals; (c) extend the period set forth in the Plan during which Awards may be granted; or (d) make any changes that require stockholder approval under the rules and regulations of any securities exchange or market on which the Stock is traded.  No alteration, amendment, revocation or termination of the Plan or suspension of any Award will materially adversely affect, without the written consent of the holder of an Award theretofore granted under the Plan, the rights of such holder with respect to such Award. The Committee may not amend any Award to extend the exercise period beyond a date that is later than the earlier of the latest date upon which the Award could have expired by its original terms under any circumstances or the 10th anniversary of the original date of grant of the
Award, or otherwise cause the Award to become subject to Section 409A.
Section 10.3 Effective Date and Duration of Plan. The Plan was first adopted by the Board effective January
13, 2010. The Plan was amended and restated effective February 8, 2011.  The Plan was further amended and restated by the second amendment and restatement effective February 17, 2016. The Plan was further amended and restated by the third amendment and restatement effective upon approval of the Corporation's stockholders on May 6, 2025 (the "Effective Date"). The Plan will remain in effect until the earliest of the date (a)
all shares authorized to be issued or transferred hereunder have been issued or transferred (b) the Plan is terminated by the Board, or (c) the 10th anniversary of the Effective Date, and will continue in effect thereafter with respect to any Awards outstanding at the time of such termination.
Section 10.4 Unfunded Status of Plan.  The Plan will be unfunded.  The Corporation will not be required to establish any special or separate fund nor to make any other segregation of assets to assume the payment of any benefits under the Plan. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award will give any such Participant any rights that are greater than those of a general unsecured creditor of the Corporation, provided that the Committee may authorize the creation of trusts or make other arrangements to meet the Corporation's obligations under the Plan to deliver cash, shares or other property pursuant to any Award, which trusts or other arrangements will be consistent with the
"unfunded" status of the Plan unless the Committee otherwise determines.

118	Cboe Global Markets 2025 Proxy Statement

Section 10.5 Tax Withholding. Whenever the Corporation proposes or is required to distribute Stock under the
Plan, the Corporation may require the recipient to remit to the Corporation an amount sufficient to satisfy any
Federal, state, local and non-U.S. tax withholding requirements prior to the delivery of any certificate for such shares or, in the discretion of the Committee, the Corporation may withhold from the shares to be delivered the number of shares sufficient to satisfy all or a portion of the minimum tax withholding obligation (or, in the discretion of the Corporation, to satisfy up to the maximum tax withholding obligation as may be permitted under applicable accounting standards that would not result in an Award otherwise classified as an equity award under
FASB Accounting Standards Codification Topic 718 to be classified as a liability award under FASB Accounting
Standards Codification Topic 718). Whenever payments under the Plan are to be made in cash, such payments may be net of an amount sufficient to satisfy any Federal, state, local and non-U.S. tax withholding requirements.
Any Award may provide that the Participant may elect, in accordance with any conditions set forth in such
Award, to pay any withholding taxes in shares of Stock, provided that the Participant, by accepting the Award will be deemed to instruct and authorize the Corporation or its delegatee for such purpose to sell on his or her behalf a whole number of shares of Stock from those shares of Stock issuable to the Participant in payment of vested shares of Restricted Stock or Restricted Stock Units as the Corporation or its delegatee determines to be appropriate to generate cash proceeds sufficient to satisfy the minimum tax withholding obligation (or, in the discretion of the Corporation, to satisfy up to the maximum tax withholding obligation). Such shares will be sold on the day the Restricted Stock or Restricted Stock Units become vested, which is the date the tax withholding obligation arises, or as soon thereafter as practicable. Unless otherwise provided by the Committee, the
Participant will be responsible for all brokerage fees and other costs of sale, and the Participant will agree to indemnify and hold the Corporation harmless from any losses, costs, damages, or expenses relating to any such sale. To the extent the proceeds of such sale exceed the Participant's tax withholding obligation (e.g., because of the need to sell whole shares), the Corporation or its delegatee may pay such excess in cash to the
Participant through payroll.  The Corporation is under no obligation to arrange for such sale at any particular price. The Participant agrees to pay to the Corporation as soon as practicable, including through additional payroll withholding, any amount of the tax withholding obligation that is not satisfied by the sale of shares described above.
Section 10.6 Benefits. Amounts received under the Plan are not to be taken into account for purposes of computing benefits under other plans.
Section 10.7 Successors and Assigns. The terms of the Plan will be binding upon the Corporation and its successors and assigns.
Section 10.8 Headings.  Captions preceding the sections hereof are inserted solely as a matter of convenience and in no way define or limit the scope or intent of any provision hereof.
Section 10.9 Applicable Laws, Rules and Regulations. The Plan and the grant of Awards will be subject to all applicable Federal, state, local and non-U.S. laws, rules and regulations and to such approval by any government or regulatory agency as may be required.
Section 10.10 Governing Law. To the extent not preempted by Federal law, the Plan, any Award Agreement, and documents evidencing Awards or rights relating to Awards will be construed, administered and governed in all respects under and by the laws of the State of Delaware, without giving effect to its conflict of laws principles.
If any provision of the Plan will be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof will continue to be fully effective. The jurisdiction and venue for any disputes arising under, or any action brought to enforce (or otherwise relating to), the Plan will be exclusively in the courts in the
State of Illinois, County of Cook, including the Federal Courts located therein (should Federal jurisdiction exist).
Section 10.11 Beneficiary Designation. Unless otherwise determined by the Committee, each Participant may name, from time to time, any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case the Participant should die or become Disabled before receiving any or all of his or her Plan benefits. Each beneficiary designation will revoke all prior designations by the same Participant, must be in a form prescribed by the Committee, and must be made during the
Participant's lifetime. If the Participant's designated beneficiary predeceases the Participant or no beneficiary has been designated, benefits remaining unpaid at the Participant's death will be paid to the Participant's estate or other entity described in the Award Agreement.
Section 10.12 Forfeiture and Recoupment Events.
(a)The Committee may specify in the Award Agreement that the Participant's rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance

Cboe Global Markets 2025 Proxy Statement	119

conditions of an Award. Such events may include, but shall not be limited to, termination of Service for
Cause or any act by a Participant, whether before or after termination of Service, that would constitute
Cause for termination of Service.
(b)The Award Agreement may provide that, notwithstanding any other provision of the Plan to the contrary, if the Participant breaches the non-compete, non- solicitation, non-disclosure or other restrictive covenants of the Award Agreement, whether during or after termination of Service, in addition to any other penalties or restrictions that may apply under any employment agreement, state law, or otherwise, the Participant will forfeit:
i.any and all Awards granted to him or her under the Plan, including Awards that have become vested and exercisable; and/or
ii.the profit the Participant has realized on the exercise of any Options, which is the difference between the Exercise Price and the Fair Market Value of the Option that the Participant exercises after terminating Service and within the six-month period immediately preceding the
Participant's termination of Service (the Participant may be required to repay such difference to the Corporation).
(c)Notwithstanding any other provision of the Plan, all compensation awarded under the Plan is subject to recovery or other penalties pursuant to or to facilitate compliance with (i) any clawback policy of the
Corporation, as may be adopted or amended from time to time, including, without limitation, the Cboe
Global Markets, Inc. Executive Officer Incentive Compensation Clawback Policy (the "Clawback
Policy"), (ii) any reduction, cancellation, forfeiture, or recoupment provision set forth in an applicable
Award Agreement; and (iii) any applicable law, rule, regulation, or stock exchange rule or listing standard, including, without limitation, Section 304 of the Sarbanes-Oxley Act.
Section 10.13 Notice. Any notice or other communication required or permitted under the Plan must be in writing and must be delivered personally, sent by certified, registered or express mail, or sent by overnight courier, at the sender's expense. Notice will be deemed given (a) when delivered personally or, (b) if mailed, three days after the date of deposit in the U.S. mail or, (c) if sent by overnight courier, on the regular business day following the date sent. Notice to the Corporation should be sent to Cboe Global Markets, Inc., 433 West
Van Buren Street, Chicago, Illinois 60607, Attention: Chief Human Resources Officer. Notice to the Participant
should be sent to the address set forth on the Corporation's records. Either party may change the address to which the other party must give notice under this Section 10.13 by giving the other party written notice of such change, in accordance with the procedures described above.
Section 10.14 Awards Not Transferable. Except as otherwise provided in the Award Agreement, no Option,
Restricted Stock Award, or Restricted Stock Unit (or the right to receive shares of Stock under such Award) may be sold, transferred, exchanged, pledged, assigned, garnished, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. The Committee may require, in its discretion, a
Participant's guardian or legal representative to supply it with the evidence the Committee deems necessary to establish the authority of the guardian or legal representative to act on behalf of the Participant. The Award
Agreement for a grant of Non-Qualified Stock Options may permit or may be amended to permit the Participant who received the Option, at any time prior to the Participant's death, to assign all or any portion of the Option granted to him or her to (a) the Participant's spouse or lineal descendants; (b) the trustee of a trust for the primary benefit of the Participant, the Participant's spouse or lineal descendants, or any combination thereof; (c)
a partnership of which the Participant, the Participant's spouse and/or lineal descendants are the only partners;
(d) custodianships for lineal descendants under the Uniform Transfers to Minors Act or any other similar statute;
or (e) upon the termination of a trust by the custodian or trustee thereof or the dissolution or other termination of the family partnership or the termination of a custodianship under the Uniform Transfers to Minors Act or other similar statute, to the person or persons who, in accordance with the terms of such trust, partnership or custodianship are entitled to receive Options held in trust, partnership or custody. In such event, the spouse, lineal descendant, trustee, partnership or custodianship will be entitled to all of the Participant's rights with respect to the assigned portion of such Option, and such portion of the Option will continue to be subject to all of the terms, conditions and restrictions applicable to the Option, as set forth herein and in the related Award
Agreement. Any such assignment will be permitted only if (i) the Participant does not receive any value or consideration thereof and (ii) the assignment is expressly permitted by the applicable Award Agreement. The
Committee's approval of the Award Agreement with assignment rights will not require the Committee to include such assignment rights in the Award Agreement with any other Participant. Any such assignment will be evidenced by an appropriate written document executed by the Participant, and the Participant will deliver a copy thereof to the Committee on or prior to the effective date of the assignment. An assignee or transferee of an Option must sign an agreement with the Corporation to be bound by the terms of the applicable Award
Agreement.

120	Cboe Global Markets 2025 Proxy Statement

Section 10.15 Annual Award Limits. The following limits in subsections (a), (b) and (c) below  (each an
"Annual Award Limit" and, collectively, "Annual Award Limits"), as adjusted pursuant to Section 3.2, shall apply to grants of such Awards under this Plan and the limit in subsection (d) below shall apply to the annual compensation of a non-employee Director, whether in the form of Awards under this Plan or otherwise:
(a)Options. The maximum aggregate number of shares of Stock subject to Options granted to any one
Participant in any one calendar year shall be 1,000,000 shares, determined as of the date of grant.
(b)Restricted Stock and Restricted Stock Units. The maximum aggregate number of shares of Stock subject to Restricted Stock and Restricted Stock Units granted to any one Participant in any one calendar year shall be 500,000 shares, determined as of the date of grant.
(c)Incentive Compensation Award and other cash-based Awards. The maximum aggregate amount that may be paid to any Participant in any calendar year under an Incentive Compensation Award or any other Award that is payable or denominated in cash, shall be $15,000,000 determined as of the date of payout (for avoidance of doubt, this limit applies in the aggregate to all forms of Awards subject to this clause (c)). The foregoing maximum shall apply to any Performance Period that is equal to a fiscal year of the Corporation, which maximum shall be adjusted to the corresponding fraction or multiple of that amount for any Performance Period of a different duration. To the extent that any form of Award subject to this clause (c) is to be settled in shares of Stock, either pursuant to the discretion of the Committee or at the election of the applicable Participant, compliance with the limit established by this clause (c) shall be determined by calculating the dollar value of the shares of Stock to be issued in settlement based on the Fair Market Value of such shares of Stock as of the applicable settlement date.
(d)Non-Employee Director Compensation. Notwithstanding any provision to the contrary in the Plan or in any policy of the Corporation regarding compensation payable to a non-employee Director, the sum of the grant date fair value (determined as of the grant date in accordance with Financial Accounting
Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of all Awards payable in shares of Stock and the maximum cash value of any other Award granted under the Plan to an individual as compensation for services as a non-employee Director in a calendar year, together with cash compensation earned by the non-employee Director during such calendar year, shall not exceed
$950,000, or in the case of a non-employee Director serving as the Chairman or Lead Director of the
Board, $2,500,000.
Section 10.16 Awards to Non-U.S. Nationals and Employees Outside the U.S. Notwithstanding any
provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Corporation or an Affiliate operates or has Employees or Directors, the Committee, in its sole discretion, shall have the power and authority to:
(a)Determine which Affiliates shall be covered by the Plan;
(b)Determine which Employees and Directors outside the U.S. are eligible to participate in the Plan;
(c)Modify the terms and conditions of any Award granted to Employees or Directors outside the U.S. to comply with applicable non-U.S. laws and/or to facilitate the operation and administration of Awards and the Plan;
(d)Establish sub-plans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable; and
(e)Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.
Section 10.17 Compliance With Section 409A. Notwithstanding any provision of the Plan to the contrary, the
Plan is, and all Awards made under the Plan are, intended to comply with or be exempt from Section 409A, including the exceptions for stock rights, short-term deferrals, separation pay arrangements, reimbursements, and in-kind distributions, and shall be construed, interpreted and administered accordingly. Further, notwithstanding any provision of the Plan to the contrary, except as provided in Section 8.2(b), and unless the
Award Agreement provides for other provisions intended to comply with Section 409A, (i) to the extent that a
Participant holding an Award that is considered deferred compensation subject to Section 409A is a "specified employee" under Section 409A, no distribution or payment of any amount that is payable on a date or schedule that is by reference to the Participant's "separation from service" (as defined in Section 409A) shall be made before the date that is six (6) months and one (1) day following the date of such Participant's separation from service or, if earlier, the date of the Participant's death, and (ii) to the extent required under Section 409A in order to make payment of an Award upon a Change in Control, the applicable transaction or event must qualify as a change in the ownership or effective control of the Company or as a change in the ownership of a

Cboe Global Markets 2025 Proxy Statement	121

substantial portion of the assets of the Company pursuant to Section 409A(a)(2)(A)(v) of the Code, and if it does not, then unless otherwise specified in the applicable Award Agreement, payment of such Award will be made on the Award's original payment schedule or, if earlier, upon the death of the Participant.  If any provision of the
Plan or the Award Agreement needs to be revised to satisfy the requirements of Section 409A, then such provision shall be modified or restricted to the extent and in the manner necessary to be in compliance with such requirements of Section 409A and any such modification will attempt to maintain the same economic results as were intended under the Plan and Award Agreement. The Corporation cannot guarantee that the
Awards, payments and benefits that may be made or provided under the Plan will satisfy all applicable provisions of Section 409A. Payments made to a Participant under the Plan or the Award Agreement in error shall be returned to the Corporation and do not create a legally binding right to such payments.
Section 10.18 Severability. If any provision of the Plan or any Award Agreement is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award
Agreement under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the
Committee's determination, materially altering the intent of the Plan or the Award Agreement, such provision shall be stricken as to such jurisdiction, person or Award Agreement, and the remainder of the Plan and any such Award Agreement shall remain in full force and effect.
Section 10.19 Employment Agreement. Notwithstanding any provision of the Plan or an Award Agreement to the contrary, to the extent an employment agreement between a Participant and the Corporation or an Affiliate provides vesting terms with respect to an Award that are more favorable to the Participant than those set forth in the Plan or an Award Agreement, the vesting terms in such employment agreement shall control, provided that such employment agreement and/or the vesting terms thereof have been approved by the Committee and/or
Board.
ARTICLE 11
INCENTIVE COMPENSATION AWARDS
Section 11.1 Incentive Compensation Awards. In addition to any other Awards under the Plan, the
Committee may make Incentive Compensation Awards to Employees, based on the achievement of
Performance Goals. With respect to each Incentive Compensation Award, the Committee shall establish, in writing, that the vesting and/or payment pursuant to the Incentive Compensation Award shall be conditioned on the attainment of specified Performance Goals selected by the Committee for the specified Performance Period.
The Committee may in its discretion during a Performance Period revise the Performance Goals to the extent the Committee deems necessary to achieve the purpose of the Incentive Compensation Award, including, without limitation, to reflect any changed or unexpected or unusual circumstances.
Section 11.2 Payout of Incentive Compensation Awards. Except as provided in the applicable Award
Agreement, employment agreement, consulting agreement, plan document or other written agreement between
Participant and the Corporation, to be eligible to receive a payout of an Incentive Compensation Award, a
Participant must remain continuously in Service with the Corporation or an Affiliate through the date such Award is paid. Unless the Committee specifies otherwise in the Award Agreement, payout of the Incentive
Compensation Award will be made in cash. If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A and in accordance with such procedures as the Committee may specify from time to time, to defer receipt of all or any portion of the Incentive Compensation Award otherwise payable to the Participant pursuant to this Section. A Participant who terminates employment before the end of the
Performance Period will forfeit his or her Incentive Compensation Award; provided that, if the Participant's employment terminated due to the Participant's death or becoming Disabled, the Committee may approve, in its sole discretion, a pro rata payout to such Participant.
Section 11.3 Committee Certification and Authority. After the completion of each Performance Period, the
Committee shall certify the extent to which any Performance Goal has been satisfied, and the amount payable as a result thereof, prior to payment, settlement or vesting of any Incentive Compensation Award subject to this
Article 11.  Notwithstanding any provision of the Plan, with respect to any Incentive Compensation Award subject to this Article 11, the Committee may adjust downwards, or upwards (except with respect to any person designated as an executive Officer by the Board for purposes of Section 16 of the Exchange Act), the amount payable pursuant to such Award.

Cboe®

CBOE GLOBAL MARKETS, INC.
C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC.
P.O. BOX 1342
BRENTWOOD, NY 11717

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**CBOE GLOBAL MARKETS, INC.**

**The Board of Directors recommends you vote FOR all the nominees listed.**

1. Election of Directors

| **Nominees:** | **For** | **Against** | **Abstain** |
|---|---|---|---|
| 1a. William M. Farrow, III | ☐ | ☐ | ☐ |
| 1b. Fredric J. Tomczyk | ☐ | ☐ | ☐ |
| 1c. Edward J. Fitzpatrick | ☐ | ☐ | ☐ |
| 1d. Ivan K. Fong | ☐ | ☐ | ☐ |
| 1e. Janet P. Froetscher | ☐ | ☐ | ☐ |
| 1f. Jill R. Goodman | ☐ | ☐ | ☐ |
| 1g. Erin A. Mansfield | ☐ | ☐ | ☐ |
| 1h. Cecilia H. Mao | ☐ | ☐ | ☐ |
| 1i. Alexander J. Matturri, Jr. | ☐ | ☐ | ☐ |
| 1j. Jennifer J. McPeek | ☐ | ☐ | ☐ |
| 1k. Roderick A. Palmore | ☐ | ☐ | ☐ |
| 1l. James E. Parisi | ☐ | ☐ | ☐ |

| **The Board of Directors recommends you vote AGAINST proposal 5.** | **For** | **Against** | **Abstain** |
|---|---|---|---|
| 5. Stockholder proposal regarding political spending. | ☐ | ☐ | ☐ |

**NOTE:** Such other business as may properly come before the meeting or any adjournment thereof.

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